Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Separate Account VL I of Talcott Resolution Life Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account VL I of Talcott Resolution Life Insurance Company (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

AB VPS International Growth Portfolio (Class B)	Franklin Small Cap Value VIP Fund (Class 2)
AB VPS International Value Portfolio (Class B)	Franklin Strategic Income VIP Fund (Class 1)
AB VPS Small/Mid Cap Value Portfolio (Class B)	Putnam VT George Putnam Balanced Fund (Class IA)
American Funds IS Asset Allocation Fund (Class 2)	Hartford Balanced HLS Fund (Class IA)
American Funds IS Washington Mutual Investors Fund (Class 2) (formerly American Funds IS Blue Chip Income and Growth Fund (Class 2))	Hartford Capital Appreciation HLS Fund (Class IA)
American Funds IS The Bond Fund of America (Class 2) (formerly American Funds IS Bond Fund (Class 2))	Hartford Disciplined Equity HLS Fund (Class IA)
American Funds IS Global Growth Fund (Class 2)	Hartford Dividend and Growth HLS Fund (Class IA)
American Funds IS Global Small Capitalization Fund (Class 2)	Hartford International Opportunities HLS Fund (Class IA)
American Funds IS Growth Fund (Class 2)	Hartford MidCap HLS Fund (Class IA)
American Funds IS Growth-Income Fund (Class 2)	Hartford Small Company HLS Fund (Class IA)
American Funds IS International Fund (Class 2)	Hartford Stock HLS Fund (Class IA)
American Funds IS New World Fund® (Class 2)	Hartford Total Return Bond HLS Fund (Class IA)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Hartford Ultrashort Bond HLS Fund (Class IA)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	Invesco V.I. American Franchise Fund (Series I)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	Invesco V.I. American Value Fund (Series II)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Invesco V.I. Comstock Fund (Series II)
Fidelity® VIP Government Money Market Portfolio (Service Class)	Invesco V.I. Core Equity Fund (Series I)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Invesco V.I. International Growth Fund (Series I)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Invesco V.I. Main Street Mid Cap Fund® (Series I) (formerly Invesco V.I. Mid Cap Core Equity Fund (Series I))
Fidelity® VIP Overseas Portfolio (Initial Class)	Invesco V.I. Small Cap Equity Fund (Series I)
Franklin Income VIP Fund (Class 2)	Lord Abbett Bond Debenture Portfolio (Class VC)
Franklin Mutual Global Discovery VIP Fund (Class 2)	Lord Abbett Dividend Growth Portfolio (Class VC)
Franklin Mutual Shares VIP Fund (Class 2)	Lord Abbett Growth and Income Portfolio (Class VC)
MFS® Investors Trust Series (Initial Class)	Putnam VT International Equity Fund (Class IA)
MFS® New Discovery Series (Initial Class)	Putnam VT Multi-Cap Core Fund (Class IA)
MFS® Total Return Bond Series (Initial Class)	Putnam VT Government Money Market Fund (Class IA)
MFS® Total Return Series (Initial Class)	Putnam VT Sustainable Leaders Fund (Class IA)
MFS® Value Series (Initial Class)	Putnam VT Small Cap Value Fund (Class IB)
Invesco V.I. Capital Appreciation Fund (Series II) (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II))	Templeton Foreign VIP Fund (Class 2)
Invesco V.I. Global Fund (Series II) (formerly Invesco Oppenheimer V.I. Global Fund (Series II))	Templeton Global Bond VIP Fund (Class 2)
Invesco V.I. Main Street Fund® (Series II) (formerly Invesco Oppenheimer V.I. Main Street Fund® (Series II))	Templeton Growth VIP Fund (Class 2)

SA-1

Report of Independent Registered Public Accounting Firm

Invesco V.I. Main Street Small Cap Fund® (Series II) (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II))	Morgan Stanley VIF Discovery Portfolio (Class II)
Putnam VT Small Cap Growth Fund (Class IB)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Putnam VT Diversified Income Fund (Class IA)	Putnam VT Diversified Income Fund (Class IB)
Putnam VT Large Cap Value Fund (Class IA) (formerly Putnam VT Equity Income Fund (Class IA))	Putnam VT Large Cap Value Fund (Class IB) (formerly Putnam VT Equity Income Fund (Class IB))
Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IB) (formerly Putnam VT Global Equity Fund (Class IB))
Putnam VT Focused International Equity Fund (Class IA) (formerly Putnam VT Global Equity Fund (Class IA))	Putnam VT High Yield Fund (Class IB)
Putnam VT Global Health Care Fund (Class IA)	Putnam VT Income Fund (Class IB)
Putnam VT High Yield Fund (Class IA)	Putnam VT International Equity Fund (Class IB)
Putnam VT Income Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IB)
Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)
Putnam VT Growth Opportunities Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IB)

We have also audited the accompanying statements of assets and liabilities of BlackRock S&P 500 Index V.I. Fund (Class I) and Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)), and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund (Class I)	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	December 31, 2021	Year ended December 31, 2021	One year in the period ended December 31, 2021 and the period from April 30, 2020 to December 31, 2020	One year in the period ended December 31, 2021 and the period from April 30, 2020 to December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account VL I of Talcott Resolution Life Insurance Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are

SA-2

Report of Independent Registered Public Accounting Firm
required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Separate Account VL I of Talcott Resolution Life Insurance Company since 2002.

SA-3

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	6,203	35,199	67,062	413,400	274,416
Cost	$166,891	$683,616	$1,216,879	$8,001,928	$3,195,070
Fair Value	$164,802	$549,804	$1,553,831	$11,881,127	$4,892,832
Due from Sponsor Company	—	—	—	—	67
Receivable for fund shares sold	—	—	—	—	—

Total assets	164,802	549,804	1,553,831	11,881,127	4,892,899

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	67

Total liabilities	—	—	—	—	67

Net assets:
For contract liabilities	$164,802	$549,804	$1,553,831	$11,881,127	$4,892,832

Deferred contracts in the accumulation period:
Units owned by participants #	9,040	47,219	37,546	255,362	91,185
Contract liability	$164,802	$549,804	$1,553,831	$11,881,127	$4,892,832

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-4

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Funds IS The Bond Fund of America (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	410,832	183,470	121,870	236,725	327,570
Cost	$4,601,535	$4,436,907	$2,297,905	$15,990,046	$13,305,345
Fair Value	$4,543,802	$8,245,123	$4,014,405	$29,893,674	$21,763,736
Due from Sponsor Company	435	361	171	331	366
Receivable for fund shares sold	—	—	—	—	—

Total assets	4,544,237	8,245,484	4,014,576	29,894,005	21,764,102

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	435	361	171	331	366

Total liabilities	435	361	171	331	366

Net assets:
For contract liabilities	$4,543,802	$8,245,123	$4,014,405	$29,893,674	$21,763,736

Deferred contracts in the accumulation period:
Units owned by participants #	233,155	1,255,609	674,257	4,205,620	3,793,468
Contract liability	$4,543,802	$8,245,123	$4,014,405	$29,893,674	$21,763,736

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-5

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	371,435	136,404	411,149	18,305	9,323
Cost	$6,215,968	$2,772,383	$8,992,273	$287,192	$117,576
Fair Value	$8,394,429	$4,293,989	$10,751,553	$335,532	$133,597
Due from Sponsor Company	93	140	612	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	8,394,522	4,294,129	10,752,165	335,532	133,597

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	93	140	612	—	—

Total liabilities	93	140	612	—	—

Net assets:
For contract liabilities	$8,394,429	$4,293,989	$10,751,553	$335,532	$133,597

Deferred contracts in the accumulation period:
Units owned by participants #	193,435	68,419	1,135,768	54,398	6,033
Contract liability	$8,394,429	$4,293,989	$10,751,553	$335,532	$133,597

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-6

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	140,647	68,566	5,934,961	117,365	102,797
Cost	$1,876,652	$1,068,039	$5,934,961	$3,989,122	$3,379,894
Fair Value	$2,153,308	$1,221,156	$5,934,961	$6,162,815	$4,049,186
Due from Sponsor Company	—	—	386	—	97
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,153,308	1,221,156	5,935,347	6,162,815	4,049,283

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	386	—	97

Total liabilities	—	—	386	—	97

Net assets:
For contract liabilities	$2,153,308	$1,221,156	$5,934,961	$6,162,815	$4,049,186

Deferred contracts in the accumulation period:
Units owned by participants #	87,563	44,168	567,851	109,945	89,422
Contract liability	$2,153,308	$1,221,156	$5,934,961	$6,162,815	$4,049,186

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-7

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	9,257	136,063	49,828	165,985	266,757
Cost	$170,557	$2,123,353	$1,002,223	$2,983,441	$4,123,870
Fair Value	$271,042	$2,280,413	$977,124	$3,186,915	$4,678,918
Due from Sponsor Company	—	—	—	—	71
Receivable for fund shares sold	—	—	—	—	—

Total assets	271,042	2,280,413	977,124	3,186,915	4,678,989

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	71

Total liabilities	—	—	—	—	71

Net assets:
For contract liabilities	$271,042	$2,280,413	$977,124	$3,186,915	$4,678,918

Deferred contracts in the accumulation period:
Units owned by participants #	48,862	85,654	35,343	88,976	74,576
Contract liability	$271,042	$2,280,413	$977,124	$3,186,915	$4,678,918

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-8

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	109,696	6,887	501,002	1,174,788	474,360
Cost	$1,217,290	$73,227	$12,523,975	$52,861,869	$7,354,858
Fair Value	$1,166,072	$103,439	$17,770,545	$63,743,976	$9,890,411
Due from Sponsor Company	—	—	158	538	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,166,072	103,439	17,770,703	63,744,514	9,890,411

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	158	538	—

Total liabilities	—	—	158	538	—

Net assets:
For contract liabilities	$1,166,072	$103,439	$17,770,545	$63,743,976	$9,890,411

Deferred contracts in the accumulation period:
Units owned by participants #	61,947	2,560	1,802,382	2,583,985	1,313,745
Contract liability	$1,166,072	$103,439	$17,770,545	$63,743,976	$9,890,411

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-9

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	893,286	477,975	361,185	301,220	242,689
Cost	$18,788,297	$6,750,558	$11,930,380	$6,067,738	$12,967,773
Fair Value	$24,636,830	$9,989,679	$14,559,373	$7,400,967	$27,644,734
Due from Sponsor Company	578	396	399	414	516
Receivable for fund shares sold	—	—	—	—	—

Total assets	24,637,408	9,990,075	14,559,772	7,401,381	27,645,250

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	578	396	399	414	516

Total liabilities	578	396	399	414	516

Net assets:
For contract liabilities	$24,636,830	$9,989,679	$14,559,373	$7,400,967	$27,644,734

Deferred contracts in the accumulation period:
Units owned by participants #	1,469,107	1,448,260	810,373	719,761	1,816,662
Contract liability	$24,636,830	$9,989,679	$14,559,373	$7,400,967	$27,644,734

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-10

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,339,319	923,289	2,871	16,729	60,750
Cost	$14,907,787	$9,309,165	$194,958	$291,762	$673,992
Fair Value	$15,120,916	$9,232,887	$254,491	$332,732	$653,667
Due from Sponsor Company	730	310	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	15,121,646	9,233,197	254,491	332,732	653,667

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	730	310	—	—	—

Total liabilities	730	310	—	—	—

Net assets:
For contract liabilities	$15,120,916	$9,232,887	$254,491	$332,732	$653,667

Deferred contracts in the accumulation period:
Units owned by participants #	3,440,857	4,754,858	5,843	11,198	32,126
Contract liability	$15,120,916	$9,232,887	$254,491	$332,732	$653,667

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-11

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	47,753	4,161	9,076	85,821	39,708
Cost	$737,232	$128,664	$301,559	$1,032,422	$742,244
Fair Value	$1,005,194	$157,249	$375,845	$1,113,101	$932,744
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,005,194	157,249	375,845	1,113,101	932,744

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$1,005,194	$157,249	$375,845	$1,113,101	$932,744

Deferred contracts in the accumulation period:
Units owned by participants #	27,967	3,212	18,675	23,575	21,354
Contract liability	$1,005,194	$157,249	$375,845	$1,113,101	$932,744

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-12

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	71,416	108,942	24,333	5,980	39,996
Cost	$864,725	$1,724,664	$787,421	$156,088	$805,239
Fair Value	$878,412	$2,208,245	$974,286	$267,425	$931,895
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	878,412	2,208,245	974,286	267,425	931,895

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$878,412	$2,208,245	$974,286	$267,425	$931,895

Deferred contracts in the accumulation period:
Units owned by participants #	35,820	47,365	29,464	5,289	10,915
Contract liability	$878,412	$2,208,245	$974,286	$267,425	$931,895

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-13

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	107,934	121,003	38,637	5,280	32,145
Cost	$1,446,163	$2,630,259	$680,872	$262,452	$1,227,611
Fair Value	$1,471,140	$3,361,471	$955,109	$420,210	$1,805,921
Due from Sponsor Company	—	45	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,471,140	3,361,516	955,109	420,210	1,805,921

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	45	—	—	—

Total liabilities	—	45	—	—	—

Net assets:
For contract liabilities	$1,471,140	$3,361,471	$955,109	$420,210	$1,805,921

Deferred contracts in the accumulation period:
Units owned by participants #	76,771	91,007	26,949	8,484	41,670
Contract liability	$1,471,140	$3,361,471	$955,109	$420,210	$1,805,921

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-14

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Invesco V.I. Main Street Fund® (Series II)	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	8,609	14,481	41,813	14,698	424,974
Cost	$238,103	$331,768	$693,665	$125,519	$9,918,169
Fair Value	$303,714	$446,462	$999,760	$77,311	$13,254,951
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	303,714	446,462	999,760	77,311	13,254,951

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$303,714	$446,462	$999,760	$77,311	$13,254,951

Deferred contracts in the accumulation period:
Units owned by participants #	6,815	10,347	14,111	2,199	216,272
Contract liability	$303,714	$446,462	$999,760	$77,311	$13,254,951

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-15

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	51,165	225,255	10,541	483,241	177,549
Cost	$766,429	$3,460,287	$142,527	$3,358,888	$2,107,268
Fair Value	$1,025,860	$5,275,463	$205,756	$3,044,417	$1,846,507
Due from Sponsor Company	—	100	—	135	23
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,025,860	5,275,563	205,756	3,044,552	1,846,530

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	100	—	135	23

Total liabilities	—	100	—	135	23

Net assets:
For contract liabilities	$1,025,860	$5,275,463	$205,756	$3,044,417	$1,846,507

Deferred contracts in the accumulation period:
Units owned by participants #	12,713	74,800	2,990	48,883	42,734
Contract liability	$1,025,860	$5,275,463	$205,756	$3,044,417	$1,846,507

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-16

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	177,345	2,340	2,782	6,602	6,911
Cost	$2,735,833	$32,253	$34,786	$91,647	$6,911
Fair Value	$3,062,755	$54,900	$32,053	$169,614	$6,911
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	3,062,755	54,900	32,053	169,614	6,911

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$3,062,755	$54,900	$32,053	$169,614	$6,911

Deferred contracts in the accumulation period:
Units owned by participants #	95,268	1,686	1,126	3,452	3,685
Contract liability	$3,062,755	$54,900	$32,053	$169,614	$6,911

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-17

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	259,356	63,194	20,075	110,138	35,449
Cost	$7,138,642	$853,733	$277,927	$1,831,528	$453,911
Fair Value	$13,242,695	$878,397	$272,819	$1,446,116	$410,851
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	13,242,695	878,397	272,819	1,446,116	410,851

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$13,242,695	$878,397	$272,819	$1,446,116	$410,851

Deferred contracts in the accumulation period:
Units owned by participants #	100,100	27,552	11,754	82,103	22,362
Contract liability	$13,242,695	$878,397	$272,819	$1,446,116	$410,851

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-18

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	67,181	1,529,775	699,498	34,051	35,879
Cost	$1,229,970	$13,863,645	$17,177,856	$767,785	$222,687
Fair Value	$1,077,586	$25,256,586	$22,558,802	$860,459	$189,440
Due from Sponsor Company	—	576	609	35	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,077,586	25,257,162	22,559,411	860,494	189,440

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	576	609	35	—

Total liabilities	—	576	609	35	—

Net assets:
For contract liabilities	$1,077,586	$25,256,586	$22,558,802	$860,459	$189,440

Deferred contracts in the accumulation period:
Units owned by participants #	15,107	757,819	1,198,751	24,978	11,501
Contract liability	$1,077,586	$25,256,586	$22,558,802	$860,459	$189,440

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-19

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Focused International Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	44,163	1,086	135,137	77,455	24,813
Cost	$941,149	$14,780	$884,826	$884,770	$365,465
Fair Value	$1,361,113	$25,123	$841,906	$796,235	$423,301
Due from Sponsor Company	30	—	414	53	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,361,143	25,123	842,320	796,288	423,301

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	30	—	414	53	—

Total liabilities	30	—	414	53	—

Net assets:
For contract liabilities	$1,361,113	$25,123	$841,906	$796,235	$423,301

Deferred contracts in the accumulation period:
Units owned by participants #	21,952	624	25,610	36,670	13,960
Contract liability	$1,361,113	$25,123	$841,906	$796,235	$423,301

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-20

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IB)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,019	46,314	2,373
Cost	$62,493	$421,951	$181,742
Fair Value	$99,339	$741,944	$271,975
Due from Sponsor Company	—	—	—
Receivable for fund shares sold	—	—	—

Total assets	99,339	741,944	271,975

Liabilities:
Due to Sponsor Company	—	—	—
Payable for fund shares purchased	—	—	—

Total liabilities	—	—	—

Net assets:
For contract liabilities	$99,339	$741,944	$271,975

Deferred contracts in the accumulation period:
Units owned by participants #	1,257	22,258	15,656
Contract liability	$99,339	$741,944	$271,975

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-21

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$9,287	$9,058	$176,368	$65,529

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,746	(5,692)	33,437	263,712	138,962
Net realized gain distributions	15,577	—	—	378,279	—
Change in unrealized appreciation (depreciation)	(3,307)	51,955	395,965	772,644	897,727
Net gain (loss) on investments	14,016	46,263	429,402	1,414,635	1,036,689

Net increase (decrease) in net assets resulting from operations	$14,016	$55,550	$438,460	$1,591,003	$1,102,218

The accompanying notes are an integral part of these financial statements.
SA-22

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	American Funds IS The Bond Fund of America (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$64,108	$26,778	$—	$61,498	$229,850

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,058	256,183	166,849	1,118,698	526,393
Net realized gain distributions	185,938	386,211	94,376	3,600,276	199,792
Change in unrealized appreciation (depreciation)	(267,956)	529,308	13,289	844,517	3,415,056
Net gain (loss) on investments	(79,960)	1,171,702	274,514	5,563,491	4,141,241

Net increase (decrease) in net assets resulting from operations	$(15,852)	$1,198,480	$274,514	$5,624,989	$4,371,091

The accompanying notes are an integral part of these financial statements.
SA-23

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$213,310	$37,451	$195,377	$5,344	$1,062

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	222,749	117,389	268,869	3,108	558
Net realized gain distributions	—	145,256	1,144,567	1,828	4,513
Change in unrealized appreciation (depreciation)	(551,627)	(83,773)	669,571	21,188	977
Net gain (loss) on investments	(328,878)	178,872	2,083,007	26,124	6,048

Net increase (decrease) in net assets resulting from operations	$(115,568)	$216,323	$2,278,384	$31,468	$7,110

The accompanying notes are an integral part of these financial statements.
SA-24

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$18,085	$10,166	$561	$1,509	$13,863

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	18,221	13,646	—	153,933	122,540
Net realized gain distributions	114,286	32,027	—	713,308	630,180
Change in unrealized appreciation (depreciation)	40,284	28,574	—	498,249	77,860
Net gain (loss) on investments	172,791	74,247	—	1,365,490	830,580

Net increase (decrease) in net assets resulting from operations	$190,876	$84,413	$561	$1,366,999	$844,443

The accompanying notes are an integral part of these financial statements.
SA-25

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,353	$110,747	$27,920	$90,817	$47,372

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	49,049	9,876	(16,200)	7,097	45,078
Net realized gain distributions	21,771	—	—	—	125,437
Change in unrealized appreciation (depreciation)	(8,734)	234,608	164,136	436,011	783,708
Net gain (loss) on investments	62,086	244,484	147,936	443,108	954,223

Net increase (decrease) in net assets resulting from operations	$63,439	$355,231	$175,856	$533,925	$1,001,595

The accompanying notes are an integral part of these financial statements.
SA-26

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$42,494	$1,023	$171,890	$293,754	$52,931

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,793)	1,986	239,020	1,185,210	109,031
Net realized gain distributions	—	5,655	904,512	5,518,208	390,261
Change in unrealized appreciation (depreciation)	(9,868)	4,633	1,667,183	1,671,576	1,504,951
Net gain (loss) on investments	(14,661)	12,274	2,810,715	8,374,994	2,004,243

Net increase (decrease) in net assets resulting from operations	$27,833	$13,297	$2,982,605	$8,668,748	$2,057,174

The accompanying notes are an integral part of these financial statements.
SA-27

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$295,472	$102,082	$—	$—	$310,117

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	414,747	313,412	370,229	346,271	1,440,048
Net realized gain distributions	1,116,759	—	2,338,625	902,775	932,462
Change in unrealized appreciation (depreciation)	4,408,104	353,057	(1,316,968)	(1,088,049)	3,055,763
Net gain (loss) on investments	5,939,610	666,469	1,391,886	160,997	5,428,273

Net increase (decrease) in net assets resulting from operations	$6,235,082	$768,551	$1,391,886	$160,997	$5,738,390

.

The accompanying notes are an integral part of these financial statements.
SA-28

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$370,460	$66,794	$—	$734	$20,464

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	57,695	(4,040)	49,866	315	(304)
Net realized gain distributions	378,218	—	30,075	—	20,384
Change in unrealized appreciation (depreciation)	(955,717)	(80,355)	(41,940)	71,322	17,683
Net gain (loss) on investments	(519,804)	(84,395)	38,001	71,637	37,763

Net increase (decrease) in net assets resulting from operations	$(149,344)	$(17,601)	$38,001	$72,371	$58,227

The accompanying notes are an integral part of these financial statements.
SA-29

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$15,162	$965	$4,898	$4,738	$1,533

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	9,013	2,788	11,049	(543)	4,314
Net realized gain distributions	—	3,304	25,865	—	48,513
Change in unrealized appreciation (depreciation)	229,251	30,096	(18,802)	215,166	103,858
Net gain (loss) on investments	238,264	36,188	18,112	214,623	156,685

Net increase (decrease) in net assets resulting from operations	$253,426	$37,153	$23,010	$219,361	$158,218

The accompanying notes are an integral part of these financial statements.
SA-30

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$26,605	$14,556	$9,494	$1,586	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,697	37,035	7,415	7,713	29,074
Net realized gain distributions	14,076	202,787	97,359	7,976	159,336
Change in unrealized appreciation (depreciation)	(20,844)	208,314	104,995	41,847	(169,354)
Net gain (loss) on investments	(2,071)	448,136	209,769	57,536	19,056

Net increase (decrease) in net assets resulting from operations	$24,534	$462,692	$219,263	$59,122	$19,056

The accompanying notes are an integral part of these financial statements.
SA-31

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$41,375	$60,786	$12,169	$—	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,983	82,149	19,365	14,617	20,541
Net realized gain distributions	112	161,907	20,264	21,927	90,903
Change in unrealized appreciation (depreciation)	(60,337)	140,015	151,270	43,546	119,071
Net gain (loss) on investments	(54,242)	384,071	190,899	80,090	230,515

Net increase (decrease) in net assets resulting from operations	$(12,867)	$444,857	$203,068	$80,090	$230,515

The accompanying notes are an integral part of these financial statements.
SA-32

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Invesco V.I. Main Street Fund® (Series II)	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,419	$788	$—	$774	$177,326

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	977	22,024	36,781	(2,577)	330,523
Net realized gain distributions	16,136	27,550	79,720	—	475,321
Change in unrealized appreciation (depreciation)	46,129	38,886	16,956	(3,851)	2,082,647
Net gain (loss) on investments	63,242	88,460	133,457	(6,428)	2,888,491

Net increase (decrease) in net assets resulting from operations	$64,661	$89,248	$133,457	$(5,654)	$3,065,817

The accompanying notes are an integral part of these financial statements.
SA-33

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$9,754	$51,754	$2,495	$148,097	$31,973

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	37,601	124,388	5,255	(29,732)	(20,036)
Net realized gain distributions	27,355	136,196	14,941	—	89,631
Change in unrealized appreciation (depreciation)	62,896	315,117	12,770	34,988	(191,327)
Net gain (loss) on investments	127,852	575,701	32,966	5,256	(121,732)

Net increase (decrease) in net assets resulting from operations	$137,606	$627,455	$35,461	$153,353	$(89,759)

The accompanying notes are an integral part of these financial statements.
SA-34

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$43,730	$418	$714	$1,279	$1

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	51,097	1,535	(390)	981	—
Net realized gain distributions	113,589	889	412	12,768	—
Change in unrealized appreciation (depreciation)	75,176	(5,035)	3,880	25,792	—
Net gain (loss) on investments	239,862	(2,611)	3,902	39,541	—

Net increase (decrease) in net assets resulting from operations	$283,592	$(2,193)	$4,616	$40,820	$1

The accompanying notes are an integral part of these financial statements.
SA-35

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$43,474	$5,812	$5,164	$—	$4,740

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	581,306	(1,756)	391	(45,886)	(3,597)
Net realized gain distributions	1,162,686	—	—	—	—
Change in unrealized appreciation (depreciation)	940,781	244,830	5,753	(35,023)	18,644
Net gain (loss) on investments	2,684,773	243,074	6,144	(80,909)	15,047

Net increase (decrease) in net assets resulting from operations	$2,728,247	$248,886	$11,308	$(80,909)	$19,787

The accompanying notes are an integral part of these financial statements.
SA-36

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$—	$269,707	$13,478	$1,270

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	13,915	1,559,055	507,896	13,934	(546)
Net realized gain distributions	471,016	2,179,393	1,512,550	93,457	—
Change in unrealized appreciation (depreciation)	(625,314)	1,273,786	2,913,553	57,053	(14,769)
Net gain (loss) on investments	(140,383)	5,012,234	4,933,999	164,444	(15,315)

Net increase (decrease) in net assets resulting from operations	$(140,383)	$5,012,234	$5,203,706	$177,922	$(14,045)

The accompanying notes are an integral part of these financial statements.
SA-37

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Focused International Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$14,646	$188	$37,082	$11,026	$5,393

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	18,042	689	(2,748)	(1,271)	10,502
Net realized gain distributions	45,597	645	—	36,970	16,631
Change in unrealized appreciation (depreciation)	210,075	1,361	4,441	(84,649)	6,537
Net gain (loss) on investments	273,714	2,695	1,693	(48,950)	33,670

Net increase (decrease) in net assets resulting from operations	$288,360	$2,883	$38,775	$(37,924)	$39,063

The accompanying notes are an integral part of these financial statements.
SA-38

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IB)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$160	$—	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	9,146	44,292	6,863
Net realized gain distributions	10,698	69,488	27,995
Change in unrealized appreciation (depreciation)	1,882	37,067	10,281
Net gain (loss) on investments	21,726	150,847	45,139

Net increase (decrease) in net assets resulting from operations	$21,886	$150,847	$45,139

The accompanying notes are an integral part of these financial statements.
SA-39

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$9,287	$9,058	$176,368	$65,529
Net realized gain (loss) on security transactions	1,746	(5,692)	33,437	263,712	138,962
Net realized gain distributions	15,577	—	—	378,279	—
Change in unrealized appreciation (depreciation)	(3,307)	51,955	395,965	772,644	897,727

Net increase (decrease) in net assets resulting from operations	14,016	55,550	438,460	1,591,003	1,102,218

Unit transactions:
Purchases	—	—	38,590	241,007	88,426
Net transfers	(28,725)	2	(80,033)	20,393	4,445
Surrenders for benefit payments and fees	(2,258)	(3,691)	(67,611)	(75,559)	(69,820)
Other transactions	—	—	—	—	—
Death benefits	—	(8)	—	(105,474)	(156,091)
Net loan activity	(783)	(525)	1,309	(11,583)	(8,796)
Cost of insurance and other fees	(5,606)	(17,969)	(38,572)	(478,268)	(185,751)

Net increase (decrease) in net assets resulting from unit transactions	(37,372)	(22,191)	(146,317)	(409,484)	(327,587)

Net increase (decrease) in net assets	(23,356)	33,359	292,143	1,181,519	774,631

Net assets:
Beginning of period	188,158	516,445	1,261,688	10,699,608	4,118,201
End of period	$164,802	$549,804	$1,553,831	$11,881,127	$4,892,832

The accompanying notes are an integral part of these financial statements.
SA-40

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	American Funds IS The Bond Fund of America (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$64,108	$26,778	$—	$61,498	$229,850
Net realized gain (loss) on security transactions	2,058	256,183	166,849	1,118,698	526,393
Net realized gain distributions	185,938	386,211	94,376	3,600,276	199,792
Change in unrealized appreciation (depreciation)	(267,956)	529,308	13,289	844,517	3,415,056

Net increase (decrease) in net assets resulting from operations	(15,852)	1,198,480	274,514	5,624,989	4,371,091

Unit transactions:
Purchases	176,899	168,751	111,402	484,256	418,499
Net transfers	75,814	35,928	(104,914)	(258,053)	(225,985)
Surrenders for benefit payments and fees	(94,872)	(152,984)	(109,687)	(766,131)	(458,574)
Other transactions	—	52	—	(26)	(126)
Death benefits	(43,698)	(143,005)	(59,014)	(559,313)	(332,866)
Net loan activity	(7,397)	22,227	14,370	44,269	(21,912)
Cost of insurance and other fees	(226,582)	(309,158)	(143,267)	(1,011,040)	(804,004)

Net increase (decrease) in net assets resulting from unit transactions	(119,836)	(378,189)	(291,110)	(2,066,038)	(1,424,968)

Net increase (decrease) in net assets	(135,688)	820,291	(16,596)	3,558,951	2,946,123

Net assets:
Beginning of period	4,679,490	7,424,832	4,031,001	26,334,723	18,817,613
End of period	$4,543,802	$8,245,123	$4,014,405	$29,893,674	$21,763,736

The accompanying notes are an integral part of these financial statements.
SA-41

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$213,310	$37,451	$195,377	$5,344	$1,062
Net realized gain (loss) on security transactions	222,749	117,389	268,869	3,108	558
Net realized gain distributions	—	145,256	1,144,567	1,828	4,513
Change in unrealized appreciation (depreciation)	(551,627)	(83,773)	669,571	21,188	977

Net increase (decrease) in net assets resulting from operations	(115,568)	216,323	2,278,384	31,468	7,110

Unit transactions:
Purchases	233,145	102,266	231,917	—	3,707
Net transfers	87,345	(62,590)	(45,201)	(9)	—
Surrenders for benefit payments and fees	(311,322)	(104,981)	(673,315)	(870)	—
Other transactions	—	—	(80)	—	—
Death benefits	(119,289)	(14,580)	(377,371)	(2,436)	—
Net loan activity	(30,212)	(237)	63,674	(28)	—
Cost of insurance and other fees	(334,413)	(126,303)	(481,371)	(21,122)	(5,858)

Net increase (decrease) in net assets resulting from unit transactions	(474,746)	(206,425)	(1,281,747)	(24,465)	(2,151)

Net increase (decrease) in net assets	(590,314)	9,898	996,637	7,003	4,959

Net assets:
Beginning of period	8,984,743	4,284,091	9,754,916	328,529	128,638
End of period	$8,394,429	$4,293,989	$10,751,553	$335,532	$133,597

The accompanying notes are an integral part of these financial statements.
SA-42

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$18,085	$10,166	$561	$1,509	$13,863
Net realized gain (loss) on security transactions	18,221	13,646	—	153,933	122,540
Net realized gain distributions	114,286	32,027	—	713,308	630,180
Change in unrealized appreciation (depreciation)	40,284	28,574	—	498,249	77,860

Net increase (decrease) in net assets resulting from operations	190,876	84,413	561	1,366,999	844,443

Unit transactions:
Purchases	2,189	14,237	666,023	131,901	78,811
Net transfers	2,111	597,153	1,547,585	(83,017)	(37,322)
Surrenders for benefit payments and fees	—	(16,506)	(1,739,429)	(50,694)	(167,310)
Other transactions	—	—	(283)	—	25
Death benefits	(97,440)	—	(113,887)	(14,489)	(33,190)
Net loan activity	(16)	14,198	197,040	27,525	10,142
Cost of insurance and other fees	(54,260)	(17,792)	(480,620)	(192,097)	(137,361)

Net increase (decrease) in net assets resulting from unit transactions	(147,416)	591,290	76,429	(180,871)	(286,205)

Net increase (decrease) in net assets	43,460	675,703	76,990	1,186,128	558,238

Net assets:
Beginning of period	2,109,848	545,453	5,857,971	4,976,687	3,490,948
End of period	$2,153,308	$1,221,156	$5,934,961	$6,162,815	$4,049,186

The accompanying notes are an integral part of these financial statements.
SA-43

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,353	$110,747	$27,920	$90,817	$47,372
Net realized gain (loss) on security transactions	49,049	9,876	(16,200)	7,097	45,078
Net realized gain distributions	21,771	—	—	—	125,437
Change in unrealized appreciation (depreciation)	(8,734)	234,608	164,136	436,011	783,708

Net increase (decrease) in net assets resulting from operations	63,439	355,231	175,856	533,925	1,001,595

Unit transactions:
Purchases	—	78,513	32,825	—	129,531
Net transfers	(942)	(158,977)	(96,045)	(1,370)	(48,043)
Surrenders for benefit payments and fees	(101,232)	(51,368)	(27,656)	(36,814)	(208,011)
Other transactions	—	25	—	—	—
Death benefits	—	(30,296)	(44,581)	(37,194)	(6,731)
Net loan activity	(183)	(21,493)	4,622	(4,451)	50,718
Cost of insurance and other fees	(15,308)	(86,940)	(51,374)	(102,192)	(173,158)

Net increase (decrease) in net assets resulting from unit transactions	(117,665)	(270,536)	(182,209)	(182,021)	(255,694)

Net increase (decrease) in net assets	(54,226)	84,695	(6,353)	351,904	745,901

Net assets:
Beginning of period	325,268	2,195,718	983,477	2,835,011	3,933,017
End of period	$271,042	$2,280,413	$977,124	$3,186,915	$4,678,918

The accompanying notes are an integral part of these financial statements.
SA-44

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$42,494	$1,023	$171,890	$293,754	$52,931
Net realized gain (loss) on security transactions	(4,793)	1,986	239,020	1,185,210	109,031
Net realized gain distributions	—	5,655	904,512	5,518,208	390,261
Change in unrealized appreciation (depreciation)	(9,868)	4,633	1,667,183	1,671,576	1,504,951

Net increase (decrease) in net assets resulting from operations	27,833	13,297	2,982,605	8,668,748	2,057,174

Unit transactions:
Purchases	16,677	—	533,875	870,090	176,051
Net transfers	(77,370)	(28)	395,499	(1,016,865)	(60,839)
Surrenders for benefit payments and fees	(1,683)	—	(203,167)	(2,184,471)	(156,495)
Other transactions	—	—	(11)	(118)	(35)
Death benefits	—	(2,299)	(226,327)	(1,044,556)	(17,899)
Net loan activity	(1,270)	(21)	(3,907)	129,867	(16,727)
Cost of insurance and other fees	(35,415)	(5,106)	(907,028)	(2,403,936)	(345,749)

Net increase (decrease) in net assets resulting from unit transactions	(99,061)	(7,454)	(411,066)	(5,649,989)	(421,693)

Net increase (decrease) in net assets	(71,228)	5,843	2,571,539	3,018,759	1,635,481

Net assets:
Beginning of period	1,237,300	97,596	15,199,006	60,725,217	8,254,930
End of period	$1,166,072	$103,439	$17,770,545	$63,743,976	$9,890,411

The accompanying notes are an integral part of these financial statements.
SA-45

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$295,472	$102,082	$—	$—	$310,117
Net realized gain (loss) on security transactions	414,747	313,412	370,229	346,271	1,440,048
Net realized gain distributions	1,116,759	—	2,338,625	902,775	932,462
Change in unrealized appreciation (depreciation)	4,408,104	353,057	(1,316,968)	(1,088,049)	3,055,763

Net increase (decrease) in net assets resulting from operations	6,235,082	768,551	1,391,886	160,997	5,738,390

Unit transactions:
Purchases	469,111	198,148	181,743	112,993	546,177
Net transfers	(430,330)	(84,051)	(216,278)	(258,144)	(222,160)
Surrenders for benefit payments and fees	(618,416)	(329,498)	(414,728)	(159,541)	(759,447)
Other transactions	8	(12)	(81)	26	65
Death benefits	(199,671)	(101,202)	(217,669)	(167,364)	(801,326)
Net loan activity	(215,524)	14,555	129,693	(17,384)	(170,147)
Cost of insurance and other fees	(1,002,878)	(378,705)	(496,502)	(291,644)	(1,153,888)

Net increase (decrease) in net assets resulting from unit transactions	(1,997,700)	(680,765)	(1,033,822)	(781,058)	(2,560,726)

Net increase (decrease) in net assets	4,237,382	87,786	358,064	(620,061)	3,177,664

Net assets:
Beginning of period	20,399,448	9,901,893	14,201,309	8,021,028	24,467,070
End of period	$24,636,830	$9,989,679	$14,559,373	$7,400,967	$27,644,734

The accompanying notes are an integral part of these financial statements.
SA-46

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$370,460	$66,794	$—	$734	$20,464
Net realized gain (loss) on security transactions	57,695	(4,040)	49,866	315	(304)
Net realized gain distributions	378,218	—	30,075	—	20,384
Change in unrealized appreciation (depreciation)	(955,717)	(80,355)	(41,940)	71,322	17,683

Net increase (decrease) in net assets resulting from operations	(149,344)	(17,601)	38,001	72,371	58,227

Unit transactions:
Purchases	463,074	1,202,913	11,445	7,328	6,078
Net transfers	481,658	(463,777)	(89,448)	(973)	2,373
Surrenders for benefit payments and fees	(428,710)	(183,675)	(435)	—	(7,933)
Other transactions	154	(26)	—	—	—
Death benefits	(226,000)	(193,040)	—	—	(13,615)
Net loan activity	(48,902)	579,415	641	(3,034)	617
Cost of insurance and other fees	(731,384)	(1,285,665)	(11,751)	(9,031)	(12,102)

Net increase (decrease) in net assets resulting from unit transactions	(490,110)	(343,855)	(89,548)	(5,710)	(24,582)

Net increase (decrease) in net assets	(639,454)	(361,456)	(51,547)	66,661	33,645

Net assets:
Beginning of period	15,760,370	9,594,343	306,038	266,071	620,022
End of period	$15,120,916	$9,232,887	$254,491	$332,732	$653,667

The accompanying notes are an integral part of these financial statements.
SA-47

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$15,162	$965	$4,898	$4,738	$1,533
Net realized gain (loss) on security transactions	9,013	2,788	11,049	(543)	4,314
Net realized gain distributions	—	3,304	25,865	—	48,513
Change in unrealized appreciation (depreciation)	229,251	30,096	(18,802)	215,166	103,858

Net increase (decrease) in net assets resulting from operations	253,426	37,153	23,010	219,361	158,218

Unit transactions:
Purchases	27,696	—	6,493	—	10,380
Net transfers	2,168	—	(25,921)	(522)	12,621
Surrenders for benefit payments and fees	(23,412)	(14,138)	(2,022)	(35,157)	(1,387)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	(5,103)	—
Net loan activity	1,691	(969)	(1,826)	(5,752)	330
Cost of insurance and other fees	(29,969)	(5,556)	(15,663)	(35,157)	(23,584)

Net increase (decrease) in net assets resulting from unit transactions	(21,826)	(20,663)	(38,939)	(81,691)	(1,640)

Net increase (decrease) in net assets	231,600	16,490	(15,929)	137,670	156,578

Net assets:
Beginning of period	773,594	140,759	391,774	975,431	776,166
End of period	$1,005,194	$157,249	$375,845	$1,113,101	$932,744

The accompanying notes are an integral part of these financial statements.
SA-48

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$26,605	$14,556	$9,494	$1,586	$—
Net realized gain (loss) on security transactions	4,697	37,035	7,415	7,713	29,074
Net realized gain distributions	14,076	202,787	97,359	7,976	159,336
Change in unrealized appreciation (depreciation)	(20,844)	208,314	104,995	41,847	(169,354)

Net increase (decrease) in net assets resulting from operations	24,534	462,692	219,263	59,122	19,056

Unit transactions:
Purchases	13,850	27,489	18,315	3,591	20,233
Net transfers	155,642	33,498	11,145	(7,564)	81,909
Surrenders for benefit payments and fees	(23,982)	(2,182)	(3,547)	(1,756)	(100,006)
Other transactions	—	—	—	—	—
Death benefits	(6,509)	(9,001)	(6,487)	—	—
Net loan activity	(5,482)	8,180	3,226	—	7,012
Cost of insurance and other fees	(29,011)	(54,301)	(27,704)	(10,706)	(23,112)

Net increase (decrease) in net assets resulting from unit transactions	104,508	3,683	(5,052)	(16,435)	(13,964)

Net increase (decrease) in net assets	129,042	466,375	214,211	42,687	5,092

Net assets:
Beginning of period	749,370	1,741,870	760,075	224,738	926,803
End of period	$878,412	$2,208,245	$974,286	$267,425	$931,895

The accompanying notes are an integral part of these financial statements.
SA-49

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$41,375	$60,786	$12,169	$—	$—
Net realized gain (loss) on security transactions	5,983	82,149	19,365	14,617	20,541
Net realized gain distributions	112	161,907	20,264	21,927	90,903
Change in unrealized appreciation (depreciation)	(60,337)	140,015	151,270	43,546	119,071

Net increase (decrease) in net assets resulting from operations	(12,867)	444,857	203,068	80,090	230,515

Unit transactions:
Purchases	41,062	79,747	15,731	—	57,750
Net transfers	(29,144)	(160,397)	(327)	(471)	67,469
Surrenders for benefit payments and fees	(4,737)	(59,415)	(46,255)	—	(29,976)
Other transactions	—	—	—	—	—
Death benefits	(25,567)	—	—	(19,310)	(6,792)
Net loan activity	(7,412)	(8,452)	(2,870)	(1,322)	22,860
Cost of insurance and other fees	(68,467)	(181,391)	(30,550)	(20,071)	(47,353)

Net increase (decrease) in net assets resulting from unit transactions	(94,265)	(329,908)	(64,271)	(41,174)	63,958

Net increase (decrease) in net assets	(107,132)	114,949	138,797	38,916	294,473

Net assets:
Beginning of period	1,578,272	3,246,522	816,312	381,294	1,511,448
End of period	$1,471,140	$3,361,471	$955,109	$420,210	$1,805,921

The accompanying notes are an integral part of these financial statements.
SA-50

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Invesco V.I. Main Street Fund® (Series II)	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,419	$788	$—	$774	$177,326
Net realized gain (loss) on security transactions	977	22,024	36,781	(2,577)	330,523
Net realized gain distributions	16,136	27,550	79,720	—	475,321
Change in unrealized appreciation (depreciation)	46,129	38,886	16,956	(3,851)	2,082,647

Net increase (decrease) in net assets resulting from operations	64,661	89,248	133,457	(5,654)	3,065,817

Unit transactions:
Purchases	7,308	3,992	—	—	—
Net transfers	(243)	1,287	10,816	—	(123,640)
Surrenders for benefit payments and fees	(276)	(37,340)	(76,773)	(266)	(426,661)
Other transactions	—	—	—	—	—
Death benefits	—	(528)	(33,942)	—	(474,229)
Net loan activity	2,049	(170)	(155)	(1)	(107,863)
Cost of insurance and other fees	(7,267)	(14,511)	(27,257)	(4,546)	(517,226)

Net increase (decrease) in net assets resulting from unit transactions	1,571	(47,270)	(127,311)	(4,813)	(1,649,619)

Net increase (decrease) in net assets	66,232	41,978	6,146	(10,467)	1,416,198

Net assets:
Beginning of period	237,482	404,484	993,614	87,778	11,838,753
End of period	$303,714	$446,462	$999,760	$77,311	$13,254,951

The accompanying notes are an integral part of these financial statements.
SA-51

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$9,754	$51,754	$2,495	$148,097	$31,973
Net realized gain (loss) on security transactions	37,601	124,388	5,255	(29,732)	(20,036)
Net realized gain distributions	27,355	136,196	14,941	—	89,631
Change in unrealized appreciation (depreciation)	62,896	315,117	12,770	34,988	(191,327)

Net increase (decrease) in net assets resulting from operations	137,606	627,455	35,461	153,353	(89,759)

Unit transactions:
Purchases	—	135,056	—	67,292	36,774
Net transfers	(35,710)	(19,547)	—	32,153	17,202
Surrenders for benefit payments and fees	(903)	(77,949)	(3,021)	(78,471)	(29,888)
Other transactions	—	—	—	—	—
Death benefits	(112,882)	(53,837)	(1,237)	(15,280)	(65,179)
Net loan activity	(84)	(25,777)	(14)	164,183	(694)
Cost of insurance and other fees	(31,371)	(249,400)	(16,785)	(153,936)	(100,690)

Net increase (decrease) in net assets resulting from unit transactions	(180,950)	(291,454)	(21,057)	15,941	(142,475)

Net increase (decrease) in net assets	(43,344)	336,001	14,404	169,294	(232,234)

Net assets:
Beginning of period	1,069,204	4,939,462	191,352	2,875,123	2,078,741
End of period	$1,025,860	$5,275,463	$205,756	$3,044,417	$1,846,507

The accompanying notes are an integral part of these financial statements.
SA-52

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$43,730	$418	$714	$1,279	$1
Net realized gain (loss) on security transactions	51,097	1,535	(390)	981	—
Net realized gain distributions	113,589	889	412	12,768	—
Change in unrealized appreciation (depreciation)	75,176	(5,035)	3,880	25,792	—

Net increase (decrease) in net assets resulting from operations	283,592	(2,193)	4,616	40,820	1

Unit transactions:
Purchases	63,478	—	—	—	—
Net transfers	(152,001)	(24)	—	—	—
Surrenders for benefit payments and fees	(106,060)	(78)	(624)	—	—
Other transactions	—	—	—	—	—
Death benefits	(70,260)	—	—	—	—
Net loan activity	12,219	(1)	(9)	(2)	—
Cost of insurance and other fees	(143,894)	(3,301)	(2,935)	(2,292)	(168)

Net increase (decrease) in net assets resulting from unit transactions	(396,518)	(3,404)	(3,568)	(2,294)	(168)

Net increase (decrease) in net assets	(112,926)	(5,597)	1,048	38,526	(167)

Net assets:
Beginning of period	3,175,681	60,497	31,005	131,088	7,078
End of period	$3,062,755	$54,900	$32,053	$169,614	$6,911

The accompanying notes are an integral part of these financial statements.
SA-53

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$43,474	$5,812	$5,164	$—	$4,740
Net realized gain (loss) on security transactions	581,306	(1,756)	391	(45,886)	(3,597)
Net realized gain distributions	1,162,686	—	—	—	—
Change in unrealized appreciation (depreciation)	940,781	244,830	5,753	(35,023)	18,644

Net increase (decrease) in net assets resulting from operations	2,728,247	248,886	11,308	(80,909)	19,787

Unit transactions:
Purchases	228,821	23,044	9,243	57,920	21,554
Net transfers	104,418	8,052	(803)	(85,328)	(3,982)
Surrenders for benefit payments and fees	(805,458)	(5,127)	(2,032)	(13,154)	(3,926)
Other transactions	—	—	—	—	—
Death benefits	(263,232)	—	(351)	(17,867)	(12,625)
Net loan activity	(17,887)	3,912	(1,476)	(9,287)	(2,074)
Cost of insurance and other fees	(478,338)	(23,498)	(8,984)	(66,443)	(20,227)

Net increase (decrease) in net assets resulting from unit transactions	(1,231,676)	6,383	(4,403)	(134,159)	(21,280)

Net increase (decrease) in net assets	1,496,571	255,269	6,905	(215,068)	(1,493)

Net assets:
Beginning of period	11,746,124	623,128	265,914	1,661,184	412,344
End of period	$13,242,695	$878,397	$272,819	$1,446,116	$410,851

The accompanying notes are an integral part of these financial statements.
SA-54

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$—	$269,707	$13,478	$1,270
Net realized gain (loss) on security transactions	13,915	1,559,055	507,896	13,934	(546)
Net realized gain distributions	471,016	2,179,393	1,512,550	93,457	—
Change in unrealized appreciation (depreciation)	(625,314)	1,273,786	2,913,553	57,053	(14,769)

Net increase (decrease) in net assets resulting from operations	(140,383)	5,012,234	5,203,706	177,922	(14,045)

Unit transactions:
Purchases	18,583	368,270	304,489	40,925	10,330
Net transfers	174,749	(357,464)	(296,427)	(74,890)	1
Surrenders for benefit payments and fees	(31,371)	(1,548,690)	(852,852)	—	—
Other transactions	—	2	7	—	—
Death benefits	—	(548,271)	(151,701)	(1,849)	—
Net loan activity	1,775	(47,114)	21,515	7,535	(282)
Cost of insurance and other fees	(28,448)	(959,528)	(903,686)	(28,082)	(8,474)

Net increase (decrease) in net assets resulting from unit transactions	135,288	(3,092,795)	(1,878,655)	(56,361)	1,575

Net increase (decrease) in net assets	(5,095)	1,919,439	3,325,051	121,561	(12,470)

Net assets:
Beginning of period	1,082,681	23,337,147	19,233,751	738,898	201,910
End of period	$1,077,586	$25,256,586	$22,558,802	$860,459	$189,440

The accompanying notes are an integral part of these financial statements.
SA-55

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Focused International Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$14,646	$188	$37,082	$11,026	$5,393
Net realized gain (loss) on security transactions	18,042	689	(2,748)	(1,271)	10,502
Net realized gain distributions	45,597	645	—	36,970	16,631
Change in unrealized appreciation (depreciation)	210,075	1,361	4,441	(84,649)	6,537

Net increase (decrease) in net assets resulting from operations	288,360	2,883	38,775	(37,924)	39,063

Unit transactions:
Purchases	41,847	1,563	24,671	46,647	23,349
Net transfers	38,918	—	34,876	(6)	(58,990)
Surrenders for benefit payments and fees	(15,985)	—	—	(8,182)	(584)
Other transactions	—	—	—	—	—
Death benefits	(11,018)	—	(17,107)	(6,349)	(6,851)
Net loan activity	(2,226)	(132)	(676)	6,210	316
Cost of insurance and other fees	(48,319)	(2,061)	(30,485)	(29,341)	(14,018)

Net increase (decrease) in net assets resulting from unit transactions	3,217	(630)	11,279	8,979	(56,778)

Net increase (decrease) in net assets	291,577	2,253	50,054	(28,945)	(17,715)

Net assets:
Beginning of period	1,069,536	22,870	791,852	825,180	441,016
End of period	$1,361,113	$25,123	$841,906	$796,235	$423,301

The accompanying notes are an integral part of these financial statements.
SA-56

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IB)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$160	$—	$—
Net realized gain (loss) on security transactions	9,146	44,292	6,863
Net realized gain distributions	10,698	69,488	27,995
Change in unrealized appreciation (depreciation)	1,882	37,067	10,281

Net increase (decrease) in net assets resulting from operations	21,886	150,847	45,139

Unit transactions:
Purchases	5,006	20,194	(13)
Net transfers	(25,646)	10,173	(3,501)
Surrenders for benefit payments and fees	—	(83,397)	—
Other transactions	—	—	—
Death benefits	—	—	—
Net loan activity	—	853	(8)
Cost of insurance and other fees	(3,653)	(28,524)	(15,239)

Net increase (decrease) in net assets resulting from unit transactions	(24,293)	(80,701)	(18,761)

Net increase (decrease) in net assets	(2,407)	70,146	26,378

Net assets:
Beginning of period	101,746	671,798	245,597
End of period	$99,339	$741,944	$271,975

The accompanying notes are an integral part of these financial statements.
SA-57

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,745	$7,474	$9,715	$163,596	$64,613
Net realized gain (loss) on security transactions	(1,083)	(39,984)	(78,714)	132,512	21,193
Net realized gain distributions	13,623	—	59,843	45,250	44,401
Change in unrealized appreciation (depreciation)	28,861	38,683	18,853	837,757	188,427

Net increase (decrease) in net assets resulting from operations	43,146	6,173	9,697	1,179,115	318,634

Unit transactions:
Purchases	—	—	68,073	259,376	98,851
Net transfers	(1)	(59)	(207,255)	(147,486)	2,198
Surrenders for benefit payments and fees	(71)	(38,936)	(23,731)	(115,287)	(66,761)
Other transactions	—	—	—	(25)	—
Death benefits	—	(1,064)	—	(40,571)	(36,255)
Net loan activity	(25)	(26,577)	1,125	389	20,368
Cost of insurance and other fees	(5,695)	(19,694)	(35,054)	(473,516)	(199,099)

Net increase (decrease) in net assets resulting from unit transactions	(5,792)	(86,330)	(196,842)	(517,120)	(180,698)

Net increase (decrease) in net assets	37,354	(80,157)	(187,145)	661,995	137,936

Net assets:
Beginning of period	150,804	596,602	1,448,833	10,037,613	3,980,265
End of period	$188,158	$516,445	$1,261,688	$10,699,608	$4,118,201

The accompanying notes are an integral part of these financial statements.
SA-58

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	American Funds IS The Bond Fund of America (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$100,680	$22,130	$5,583	$67,160	$230,895
Net realized gain (loss) on security transactions	136,998	448,766	119,413	887,934	439,133
Net realized gain distributions	58,520	175,002	208,453	502,403	455,385
Change in unrealized appreciation (depreciation)	199,605	1,032,801	591,538	7,881,603	1,025,937

Net increase (decrease) in net assets resulting from operations	495,803	1,678,699	924,987	9,339,100	2,151,350

Unit transactions:
Purchases	161,556	185,775	107,513	510,222	451,074
Net transfers	3,403,907	(1,148,750)	(104,344)	(735,568)	(1,184,845)
Surrenders for benefit payments and fees	(3,321,512)	(177,425)	(264,942)	(728,733)	(630,022)
Other transactions	50	51	54	95	137
Death benefits	(123,600)	(48,548)	(11,929)	(246,102)	(211,749)
Net loan activity	15,630	20,698	32,437	(78,348)	207,993
Cost of insurance and other fees	(259,520)	(302,789)	(141,077)	(963,130)	(819,332)

Net increase (decrease) in net assets resulting from unit transactions	(123,489)	(1,470,988)	(382,288)	(2,241,564)	(2,186,744)

Net increase (decrease) in net assets	372,314	207,711	542,699	7,097,536	(35,394)

Net assets:
Beginning of period	4,307,176	7,217,121	3,488,302	19,237,187	18,853,007
End of period	$4,679,490	$7,424,832	$4,031,001	$26,334,723	$18,817,613

The accompanying notes are an integral part of these financial statements.
SA-59

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$51,435	$2,520	$160,628	$4,528	$1,285
Net realized gain (loss) on security transactions	216,597	72,302	(12,878)	(1,002)	2,039
Net realized gain distributions	—	37,177	421,792	3,998	6,315
Change in unrealized appreciation (depreciation)	781,298	695,066	(38,610)	34,884	5,425

Net increase (decrease) in net assets resulting from operations	1,049,330	807,065	530,932	42,408	15,064

Unit transactions:
Purchases	311,486	138,453	251,155	—	3,281
Net transfers	(715,123)	(76,261)	(126,560)	6,853	(36,418)
Surrenders for benefit payments and fees	(255,147)	(63,097)	(123,951)	(6,973)	—
Other transactions	—	—	23	—	—
Death benefits	(36,332)	(29,390)	(145,760)	(6,854)	—
Net loan activity	13,795	3,398	(304,422)	(28)	—
Cost of insurance and other fees	(359,144)	(126,486)	(490,849)	(21,960)	(5,228)

Net increase (decrease) in net assets resulting from unit transactions	(1,040,465)	(153,383)	(940,364)	(28,962)	(38,365)

Net increase (decrease) in net assets	8,865	653,682	(409,432)	13,446	(23,301)

Net assets:
Beginning of period	8,975,878	3,630,409	10,164,348	315,083	151,939
End of period	$8,984,743	$4,284,091	$9,754,916	$328,529	$128,638

The accompanying notes are an integral part of these financial statements.
SA-60

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$19,968	$4,799	$12,491	$3,297	$11,583
Net realized gain (loss) on security transactions	1,352	12,161	—	106,563	(41,030)
Net realized gain distributions	110,560	24,754	—	22,488	—
Change in unrealized appreciation (depreciation)	140,250	39,554	—	1,042,157	523,065

Net increase (decrease) in net assets resulting from operations	272,130	81,268	12,491	1,174,505	493,618

Unit transactions:
Purchases	2,189	29,767	692,559	140,561	82,056
Net transfers	(9)	(831)	3,990,456	(99,027)	(16,945)
Surrenders for benefit payments and fees	(23,134)	(76,531)	(2,041,801)	(62,634)	(100,146)
Other transactions	—	—	(112)	(25)	—
Death benefits	—	—	(20,496)	(27,939)	(84,637)
Net loan activity	(17)	(4)	8,514	(8,216)	11,023
Cost of insurance and other fees	(58,409)	(13,618)	(516,012)	(183,453)	(134,641)

Net increase (decrease) in net assets resulting from unit transactions	(79,380)	(61,217)	2,113,108	(240,733)	(243,290)

Net increase (decrease) in net assets	192,750	20,051	2,125,599	933,772	250,328

Net assets:
Beginning of period	1,917,098	525,402	3,732,372	4,042,915	3,240,620
End of period	$2,109,848	$545,453	$5,857,971	$4,976,687	$3,490,948

The accompanying notes are an integral part of these financial statements.
SA-61

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,275	$127,629	$21,537	$74,057	$52,379
Net realized gain (loss) on security transactions	16,028	(41,798)	(229,441)	(47,421)	(135,724)
Net realized gain distributions	1,512	1,808	17,250	102,959	222,783
Change in unrealized appreciation (depreciation)	23,570	(100,786)	35,275	(333,910)	32,211

Net increase (decrease) in net assets resulting from operations	42,385	(13,147)	(155,379)	(204,315)	171,649

Unit transactions:
Purchases	—	85,410	36,611	449	137,426
Net transfers	(133)	(71,620)	(778,719)	(18,040)	(22,255)
Surrenders for benefit payments and fees	(18,067)	(39,531)	(49,455)	(96,636)	(240,338)
Other transactions	—	—	—	—	—
Death benefits	(4,382)	(131,274)	(14,039)	(78,075)	(84,197)
Net loan activity	(35,406)	1,972	(667)	(3,741)	14,229
Cost of insurance and other fees	(14,721)	(97,526)	(54,027)	(112,881)	(159,682)

Net increase (decrease) in net assets resulting from unit transactions	(72,709)	(252,569)	(860,296)	(308,924)	(354,817)

Net increase (decrease) in net assets	(30,324)	(265,716)	(1,015,675)	(513,239)	(183,168)

Net assets:
Beginning of period	355,592	2,461,434	1,999,152	3,348,250	4,116,185
End of period	$325,268	$2,195,718	$983,477	$2,835,011	$3,933,017

The accompanying notes are an integral part of these financial statements.
SA-62

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$58,090	$1,238	$238,958	$505,260	$24,365
Net realized gain (loss) on security transactions	(322,928)	1,940	395,045	315,616	15,321
Net realized gain distributions	—	5,040	753,299	3,969,810	191,270
Change in unrealized appreciation (depreciation)	45,318	5,162	208,155	6,223,131	859,429

Net increase (decrease) in net assets resulting from operations	(219,520)	13,380	1,595,457	11,013,817	1,090,385

Unit transactions:
Purchases	42,347	—	524,213	921,538	126,439
Net transfers	1,431,923	(855)	(670,972)	(1,496,086)	4,885,825
Surrenders for benefit payments and fees	(1,166,652)	(2,706)	(294,884)	(1,576,922)	(100,298)
Other transactions	—	—	4	44	9
Death benefits	—	—	(261,323)	(727,674)	(40,248)
Net loan activity	2,741	(103)	(5,207)	(16,424)	8,951
Cost of insurance and other fees	(48,000)	(6,416)	(994,193)	(2,442,046)	(216,732)

Net increase (decrease) in net assets resulting from unit transactions	262,359	(10,080)	(1,702,362)	(5,337,570)	4,663,946

Net increase (decrease) in net assets	42,839	3,300	(106,905)	5,676,247	5,754,331

Net assets:
Beginning of period	1,194,461	94,296	15,305,911	55,048,970	2,500,599
End of period	$1,237,300	$97,596	$15,199,006	$60,725,217	$8,254,930

The accompanying notes are an integral part of these financial statements.
SA-63

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$354,675	$148,354	$6,070	$—	$373,968
Net realized gain (loss) on security transactions	1,243	163,586	177,642	109,946	1,207,713
Net realized gain distributions	864,065	—	1,017,658	854,458	1,509,904
Change in unrealized appreciation (depreciation)	261,139	1,331,023	1,631,687	1,975,156	(482,033)

Net increase (decrease) in net assets resulting from operations	1,481,122	1,642,963	2,833,057	2,939,560	2,609,552

Unit transactions:
Purchases	462,284	209,892	178,175	124,841	541,199
Net transfers	1,025,977	266,745	826,079	(404,522)	(351,431)
Surrenders for benefit payments and fees	(550,944)	(175,070)	(342,478)	(112,686)	(821,215)
Other transactions	(33)	26	81	(50)	(167)
Death benefits	(210,858)	(226,237)	(61,066)	(151,151)	(476,297)
Net loan activity	(109,308)	(25,921)	43,342	68,661	(116,521)
Cost of insurance and other fees	(960,897)	(356,265)	(436,886)	(293,921)	(1,196,565)

Net increase (decrease) in net assets resulting from unit transactions	(343,779)	(306,830)	207,247	(768,828)	(2,420,997)

Net increase (decrease) in net assets	1,137,343	1,336,133	3,040,304	2,170,732	188,555

Net assets:
Beginning of period	19,262,105	8,565,760	11,161,005	5,850,296	24,278,515
End of period	$20,399,448	$9,901,893	$14,201,309	$8,021,028	$24,467,070

The accompanying notes are an integral part of these financial statements.
SA-64

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$552,762	$188,309	$171	$1,463	$44,743
Net realized gain (loss) on security transactions	97,258	18,599	25,578	(27,719)	(893)
Net realized gain distributions	33,124	—	17,879	2,233	28,844
Change in unrealized appreciation (depreciation)	587,506	(99,436)	51,284	12,006	(15,406)

Net increase (decrease) in net assets resulting from operations	1,270,650	107,472	94,912	(12,017)	57,288

Unit transactions:
Purchases	643,238	1,214,596	9,146	10,499	6,089
Net transfers	613,590	2,369,543	21,201	(24,849)	2,460
Surrenders for benefit payments and fees	(351,260)	(445,911)	(23,786)	—	—
Other transactions	(244)	(146)	—	—	—
Death benefits	(192,257)	(149,608)	—	—	—
Net loan activity	98,238	202,709	(67)	3,131	(80)
Cost of insurance and other fees	(836,092)	(1,155,833)	(13,339)	(7,991)	(12,803)

Net increase (decrease) in net assets resulting from unit transactions	(24,787)	2,035,350	(6,845)	(19,210)	(4,334)

Net increase (decrease) in net assets	1,245,863	2,142,822	88,067	(31,227)	52,954

Net assets:
Beginning of period	14,514,507	7,451,521	217,971	297,298	567,068
End of period	$15,760,370	$9,594,343	$306,038	$266,071	$620,022

The accompanying notes are an integral part of these financial statements.
SA-65

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$14,907	$1,698	$8,147	$6,456	$2,176
Net realized gain (loss) on security transactions	(4,818)	422	1,880	(21,891)	(40,329)
Net realized gain distributions	18,535	29,288	7,849	182,773	54,215
Change in unrealized appreciation (depreciation)	(17,275)	(14,482)	28,698	(91,691)	123,227

Net increase (decrease) in net assets resulting from operations	11,349	16,926	46,574	75,647	139,289

Unit transactions:
Purchases	31,708	—	5,544	—	9,516
Net transfers	37,236	(2,174)	44,537	(54,288)	(13,023)
Surrenders for benefit payments and fees	(38,235)	—	(3,677)	(39,881)	(9,612)
Other transactions	—	—	—	—	—
Death benefits	(2,251)	—	—	(13,466)	—
Net loan activity	(2,817)	(62)	(1,216)	(698)	(38)
Cost of insurance and other fees	(28,051)	(6,157)	(12,223)	(36,410)	(17,872)

Net increase (decrease) in net assets resulting from unit transactions	(2,410)	(8,393)	32,965	(144,743)	(31,029)

Net increase (decrease) in net assets	8,939	8,533	79,539	(69,096)	108,260

Net assets:
Beginning of period	764,655	132,226	312,235	1,044,527	667,906
End of period	$773,594	$140,759	$391,774	$975,431	$776,166

The accompanying notes are an integral part of these financial statements.
SA-66

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$27,275	$15,381	$11,835	$1,265	$—
Net realized gain (loss) on security transactions	(3,301)	9,556	(2,343)	2,108	13,864
Net realized gain distributions	—	29,659	—	6,050	65,841
Change in unrealized appreciation (depreciation)	27,507	179,109	328	18,323	213,103

Net increase (decrease) in net assets resulting from operations	51,481	233,705	9,820	27,746	292,808

Unit transactions:
Purchases	10,348	40,240	25,284	3,587	20,886
Net transfers	137,077	(75,039)	(25,971)	84	(68,827)
Surrenders for benefit payments and fees	(1,595)	(24,666)	(1,798)	—	(9,939)
Other transactions	—	—	—	—	—
Death benefits	(19,832)	(11,941)	(30,744)	—	—
Net loan activity	(13)	(4,157)	(2,534)	—	5,206
Cost of insurance and other fees	(38,844)	(62,559)	(28,355)	(9,851)	(21,765)

Net increase (decrease) in net assets resulting from unit transactions	87,141	(138,122)	(64,118)	(6,180)	(74,439)

Net increase (decrease) in net assets	138,622	95,583	(54,298)	21,566	218,369

Net assets:
Beginning of period	610,748	1,646,287	814,373	203,172	708,434
End of period	$749,370	$1,741,870	$760,075	$224,738	$926,803

The accompanying notes are an integral part of these financial statements.
SA-67

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$58,423	$69,285	$11,242	$—	$5,557
Net realized gain (loss) on security transactions	8,264	39,784	1,764	6,237	73,940
Net realized gain distributions	—	80,289	31,507	49,837	46,084
Change in unrealized appreciation (depreciation)	52,224	101,057	(17,164)	47,537	169,450

Net increase (decrease) in net assets resulting from operations	118,911	290,415	27,349	103,611	295,031

Unit transactions:
Purchases	42,187	84,331	12,652	284	57,450
Net transfers	212,676	(23,849)	38,516	(3,728)	(447,324)
Surrenders for benefit payments and fees	(168,916)	(72,872)	(5,810)	—	(42,712)
Other transactions	—	—	—	—	—
Death benefits	—	(42,750)	(9,110)	—	(97,319)
Net loan activity	146	(2,835)	224	(10)	2,298
Cost of insurance and other fees	(77,464)	(180,604)	(26,915)	(19,084)	(47,960)

Net increase (decrease) in net assets resulting from unit transactions	8,629	(238,579)	9,557	(22,538)	(575,567)

Net increase (decrease) in net assets	127,540	51,836	36,906	81,073	(280,536)

Net assets:
Beginning of period	1,450,732	3,194,686	779,406	300,221	1,791,984
End of period	$1,578,272	$3,246,522	$816,312	$381,294	$1,511,448

The accompanying notes are an integral part of these financial statements.
SA-68

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco V.I. Main Street Fund® (Series II)	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$2,498	$599	$—	$7,005	$213,457
Net realized gain (loss) on security transactions	4,806	(482)	18,577	(6,051)	(11,208)
Net realized gain distributions	21,159	2,390	30,484	—	743,556
Change in unrealized appreciation (depreciation)	2,545	71,608	297,924	(2,089)	(376,662)

Net increase (decrease) in net assets resulting from operations	31,008	74,115	346,985	(1,135)	569,143

Unit transactions:
Purchases	8,230	4,075	—	—	—
Net transfers	(33,711)	162,905	(12,365)	(643)	(241,266)
Surrenders for benefit payments and fees	(701)	—	(43,051)	(4,404)	(268,219)
Other transactions	—	—	—	—	(26)
Death benefits	—	—	(5,136)	—	(106,219)
Net loan activity	(2,591)	(10)	(36,004)	(3)	(13,878)
Cost of insurance and other fees	(7,424)	(9,724)	(29,137)	(6,001)	(519,359)

Net increase (decrease) in net assets resulting from unit transactions	(36,197)	157,246	(125,693)	(11,051)	(1,148,967)

Net increase (decrease) in net assets	(5,189)	231,361	221,292	(12,186)	(579,824)

Net assets:
Beginning of period	242,671	173,123	772,322	99,964	12,418,577
End of period	$237,482	$404,484	$993,614	$87,778	$11,838,753

The accompanying notes are an integral part of these financial statements.
SA-69

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$21,353	$18,593	$1,289	$154,142	$117,509
Net realized gain (loss) on security transactions	8,945	145,479	4,630	(41,681)	(22,856)
Net realized gain distributions	19,265	39,448	16,389	—	20,796
Change in unrealized appreciation (depreciation)	72,925	226,895	3,715	30,079	19,393

Net increase (decrease) in net assets resulting from operations	122,488	430,415	26,023	142,540	134,842

Unit transactions:
Purchases	—	127,829	—	45,357	44,353
Net transfers	(27,163)	9,165	(207)	91,130	(53,865)
Surrenders for benefit payments and fees	(8,102)	(294,149)	(11,361)	(33,057)	(197,986)
Other transactions	—	—	—	—	—
Death benefits	(2,377)	(260,708)	—	(13,937)	(2,410)
Net loan activity	(94)	6,355	(17)	35,023	(83,701)
Cost of insurance and other fees	(34,621)	(263,174)	(18,008)	(161,903)	(140,523)

Net increase (decrease) in net assets resulting from unit transactions	(72,357)	(674,682)	(29,593)	(37,387)	(434,132)

Net increase (decrease) in net assets	50,131	(244,267)	(3,570)	105,153	(299,290)

Net assets:
Beginning of period	1,019,073	5,183,729	194,922	2,769,970	2,378,031
End of period	$1,069,204	$4,939,462	$191,352	$2,875,123	$2,078,741

The accompanying notes are an integral part of these financial statements.
SA-70

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$48,920	$141	$755	$1,293	$20
Net realized gain (loss) on security transactions	(15,934)	1,305	(1,093)	593	—
Net realized gain distributions	—	—	401	4,402	—
Change in unrealized appreciation (depreciation)	336,226	11,915	862	13,292	—

Net increase (decrease) in net assets resulting from operations	369,212	13,361	925	19,580	20

Unit transactions:
Purchases	63,769	—	—	—	—
Net transfers	54,466	(146)	(113)	—	—
Surrenders for benefit payments and fees	(76,054)	(759)	(96)	—	—
Other transactions	—	—	—	—	—
Death benefits	(12,741)	—	—	—	—
Net loan activity	51,068	(280)	(10)	(5)	(6)
Cost of insurance and other fees	(147,428)	(3,011)	(2,428)	(2,103)	(1,224)

Net increase (decrease) in net assets resulting from unit transactions	(66,920)	(4,196)	(2,647)	(2,108)	(1,230)

Net increase (decrease) in net assets	302,292	9,165	(1,722)	17,472	(1,210)

Net assets:
Beginning of period	2,873,389	51,332	32,727	113,616	8,288
End of period	$3,175,681	$60,497	$31,005	$131,088	$7,078

The accompanying notes are an integral part of these financial statements.
SA-71

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$64,156	$5,591	$9,083	$140,214	$10,770
Net realized gain (loss) on security transactions	341,321	(33,696)	(16,016)	(33,293)	(6,472)
Net realized gain distributions	851,702	—	—	—	—
Change in unrealized appreciation (depreciation)	1,409,324	53,753	(5,859)	(204,851)	17,095

Net increase (decrease) in net assets resulting from operations	2,666,503	25,648	(12,792)	(97,930)	21,393

Unit transactions:
Purchases	250,667	18,941	9,615	60,637	20,839
Net transfers	(138,594)	1,213	(37,013)	(81,339)	(2,741)
Surrenders for benefit payments and fees	(272,617)	(20,950)	(22,650)	(18,427)	(5,361)
Other transactions	—	—	—	—	—
Death benefits	(212,657)	—	(5,235)	(2,572)	(1,303)
Net loan activity	(121)	(29,255)	2,943	3,566	(224)
Cost of insurance and other fees	(470,843)	(19,179)	(9,701)	(90,459)	(19,374)

Net increase (decrease) in net assets resulting from unit transactions	(844,165)	(49,230)	(62,041)	(128,594)	(8,164)

Net increase (decrease) in net assets	1,822,338	(23,582)	(74,833)	(226,524)	13,229

Net assets:
Beginning of period	9,923,786	646,710	340,747	1,887,708	399,115
End of period	$11,746,124	$623,128	$265,914	$1,661,184	$412,344

The accompanying notes are an integral part of these financial statements.
SA-72

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$49,701	$304,315	$10,695	$16,288
Net realized gain (loss) on security transactions	7,786	699,981	(39,189)	(3,353)	(4,784)
Net realized gain distributions	56,557	1,098,077	1,112,136	30,221	—
Change in unrealized appreciation (depreciation)	455,265	4,922,571	1,152,057	6,273	(15,257)

Net increase (decrease) in net assets resulting from operations	519,608	6,770,330	2,529,319	43,836	(3,753)

Unit transactions:
Purchases	7,963	386,487	438,927	38,633	8,827
Net transfers	359,269	(31,846)	(4,789,142)	(7,014)	(1,625)
Surrenders for benefit payments and fees	(5,129)	(712,973)	(540,277)	(13,845)	(23,236)
Other transactions	—	(52)	(59)	—	—
Death benefits	—	(388,232)	(305,888)	—	—
Net loan activity	8,129	(22,567)	28,896	(3,436)	(11)
Cost of insurance and other fees	(14,554)	(953,975)	(882,307)	(26,454)	(8,495)

Net increase (decrease) in net assets resulting from unit transactions	355,678	(1,723,158)	(6,049,850)	(12,116)	(24,540)

Net increase (decrease) in net assets	875,286	5,047,172	(3,520,531)	31,720	(28,293)

Net assets:
Beginning of period	207,395	18,289,975	22,754,282	707,178	230,203
End of period	$1,082,681	$23,337,147	$19,233,751	$738,898	$201,910

The accompanying notes are an integral part of these financial statements.
SA-73

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Focused International Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$17,716	$46	$45,625	$37,764	$5,884
Net realized gain (loss) on security transactions	16,937	3,393	(16,426)	(1,221)	(2,158)
Net realized gain distributions	71,331	233	—	7,008	—
Change in unrealized appreciation (depreciation)	(56,274)	(1,559)	6,300	560	43,260

Net increase (decrease) in net assets resulting from operations	49,710	2,113	35,499	44,111	46,986

Unit transactions:
Purchases	42,484	1,404	25,006	41,740	23,437
Net transfers	19,154	(6,270)	(39,097)	(1,195)	(2,413)
Surrenders for benefit payments and fees	(84,631)	(2,360)	(44,391)	(1,718)	(3,800)
Other transactions	—	—	—	—	—
Death benefits	(23,903)	—	(1,581)	(13,177)	(2,518)
Net loan activity	2,385	(144)	13,099	(999)	454
Cost of insurance and other fees	(48,344)	(2,162)	(34,973)	(35,621)	(14,618)

Net increase (decrease) in net assets resulting from unit transactions	(92,855)	(9,532)	(81,937)	(10,970)	542

Net increase (decrease) in net assets	(43,145)	(7,419)	(46,438)	33,141	47,528

Net assets:
Beginning of period	1,112,681	30,289	838,290	792,039	393,488
End of period	$1,069,536	$22,870	$791,852	$825,180	$441,016

The accompanying notes are an integral part of these financial statements.
SA-74

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IB)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account (1)
Operations:
Net investment income (loss)	$348	$249	$—
Net realized gain (loss) on security transactions	966	40,498	2,800
Net realized gain distributions	7,297	35,177	—
Change in unrealized appreciation (depreciation)	13,242	130,255	79,952

Net increase (decrease) in net assets resulting from operations	21,853	206,179	82,752

Unit transactions:
Purchases	2,826	15,926	—
Net transfers	4,622	(10,981)	175,104
Surrenders for benefit payments and fees	(2,853)	(10,743)	(1,967)
Other transactions	—	—	—
Death benefits	—	(66,402)	—
Net loan activity	—	(3,887)	(15)
Cost of insurance and other fees	(3,334)	(30,002)	(10,277)

Net increase (decrease) in net assets resulting from unit transactions	1,261	(106,089)	162,845

Net increase (decrease) in net assets	23,114	100,090	245,597

Net assets:
Beginning of period	78,632	571,708	—
End of period	$101,746	$671,798	$245,597

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-75

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1.Organization:

Separate Account VL I (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.
On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

In 2021, the Account was comprised of the following Sub-Accounts:

AB VPS International Growth Portfolio (Class B)	Hartford Small Company HLS Fund (Class IA)
AB VPS International Value Portfolio (Class B)	Hartford Stock HLS Fund (Class IA)
AB VPS Small/Mid Cap Value Portfolio (Class B)	Hartford Total Return Bond HLS Fund (Class IA)
American Funds IS Asset Allocation Fund (Class 2)	Hartford Ultrashort Bond HLS Fund (Class IA)
American Funds IS Washington Mutual Investors Fund (Class 2)	Invesco V.I. American Franchise Fund (Series I)
(formerly American Funds IS Blue Chip Income and Growth	Invesco V.I. American Value Fund (Series II)
Fund (Class 2))	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
American Funds IS The Bond Fund of America (Class 2)	Invesco V.I. Comstock Fund (Series II)
(formerly American Funds IS Bond Fund (Class 2))	Invesco V.I. Core Equity Fund (Series I)
American Funds IS Global Growth Fund (Class 2)	Invesco V.I. International Growth Fund (Series I)
American Funds IS Global Small Capitalization Fund (Class 2)	Invesco V.I. Main Street Mid Cap Fund® (Series I)
American Funds IS Growth Fund (Class 2)	(formerly Invesco V.I. Mid Cap Core Equity Fund (Series I))
American Funds IS Growth-Income Fund (Class 2)	Invesco V.I. Small Cap Equity Fund (Series I)
American Funds IS International Fund (Class 2)	Lord Abbett Bond Debenture Portfolio (Class VC)
American Funds IS New World Fund® (Class 2)	Lord Abbett Dividend Growth Portfolio (Class VC)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Lord Abbett Growth and Income Portfolio (Class VC)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	MFS® Investors Trust Series (Initial Class)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	MFS® New Discovery Series (Initial Class)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	MFS® Total Return Bond Series (Initial Class)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	MFS® Total Return Series (Initial Class)
Fidelity® VIP Government Money Market Portfolio (Service Class)	MFS® Value Series (Initial Class)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Invesco V.I. Capital Appreciation Fund (Series II) (formerly
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II))
Fidelity® VIP Overseas Portfolio (Initial Class)	Invesco V.I. Global Fund (Series II) (formerly
Franklin Income VIP Fund (Class 2)	Invesco Oppenheimer V.I. Global Fund (Series II))
Franklin Mutual Global Discovery VIP Fund (Class 2)	Invesco V.I. Main Street Fund® (Series II) (formerly
Franklin Mutual Shares VIP Fund (Class 2)	Invesco Oppenheimer V.I. Main Street Fund® (Series II))
Franklin Small Cap Value VIP Fund (Class 2)	Invesco V.I. Main Street Small Cap Fund® (Series II) (formerly
Franklin Strategic Income VIP Fund (Class 1)	Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Putnam VT George Putnam Balanced Fund (Class IA)	(Series II))
Hartford Balanced HLS Fund (Class IA)	Putnam VT Small Cap Growth Fund (Class IB)
Hartford Capital Appreciation HLS Fund (Class IA)	Putnam VT Diversified Income Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)	(formerly Putnam VT Equity Income Fund (Class IA))
Hartford International Opportunities HLS Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
Hartford MidCap HLS Fund (Class IA)

SA-76

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1.Organization (continued):

Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IA)
(formerly Putnam VT Global Equity Fund (Class IA))	BlackRock S&P 500 Index V.I. Fund (Class I)
Putnam VT Global Health Care Fund (Class IA)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Putnam VT High Yield Fund (Class IA)	Putnam VT Diversified Income Fund (Class IB)
Putnam VT Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IB)
Putnam VT International Equity Fund (Class IA)	(formerly Putnam VT Equity Income Fund (Class IB))
Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IB)
Putnam VT International Value Fund (Class IA)	(formerly Putnam VT Global Equity Fund (Class IB))
Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT High Yield Fund (Class IB)
Putnam VT Government Money Market Fund (Class IA)	Putnam VT Income Fund (Class IB)
Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT International Equity Fund (Class IB)
Putnam VT Small Cap Value Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)
Templeton Foreign VIP Fund (Class 2)	Putnam VT Growth Opportunities Fund (Class IB)
Templeton Global Bond VIP Fund (Class 2)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
Templeton Growth VIP Fund (Class 2)	(formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth
Morgan Stanley VIF Discovery Portfolio (Class II)	Fund (Series I)) (available April 30, 2020)

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. There were no mergers during the period ended December 31, 2021.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.    Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur

SA-77

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
2.Significant Accounting Policies (continued):
federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in ‘Death benefits’ on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.

h)    Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

SA-78

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges:
Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These expenses are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

c)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of $25 for these services. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

d)    Rider Charges - The Sponsor Company will charge an expense for various rider charges, which are deducted through the redemption of units from applicable contract owners’ accounts and are included in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets. The various rider charges are as follows:

Rider Name	Increment	$ or %
Enhanced No Lapse Guarantee Rider	monthly, per $1,000 of face amount	$0.10*
Term Insurance Rider	monthly, per $1,000 of the net amount at risk	$83.33*
Deduction Amount Waiver Rider	of the monthly deduction amount	34.5%*
Waiver of Specified Amount Disability Benefit Rider	monthly, per $1 of specified amount	$0.199*
Accidental Death Benefit Rider	monthly, per $1,000 of the net amount at risk	$0.183*
Yearly Renewable Term Life Insurance Rider	monthly, per $1,000 of the net amount at risk	$10.475833*
Guaranteed Withdrawal Benefit	monthly, of account value invested in the Eligible Investment Choices	0.0625%*
Waiver of Scheduled Premium Option Rider	each time waived	11%
Lifetime No Lapse Guarantee Rider	monthly, per $1,000 of the face amount	$0.06*
LifeAccess Accelerated Benefit Rider	monthly, per 1,000 of the benefit net amount at risk	$1.61192*
Accelerated Death Benefit Rider	one time charge when benefit exercised	$300.00
Child Insurance Rider	monthly, per $1,000 of coverage	$0.50

* Maximum charge

e)    Issue Charges - The Sponsor Company may make deductions to cover issue expenses at a maximum fee of $54.17 per $1,000 of the initial face amount. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

f)    Other fees - The monthly per $1,000 charge, which is based on the initial face amount, may be deducted, by the Sponsor Company, at a maximum fee of $32. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

SA-79

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):

g)    Transactions with Related Parties - There are no transactions with related parties during the period ended December 31, 2021.

4.    Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS International Growth Portfolio (Class B)	$—	$37,371
AB VPS International Value Portfolio (Class B)	—	22,192
AB VPS Small/Mid Cap Value Portfolio (Class B)	55,844	202,161
American Funds IS Asset Allocation Fund (Class 2)	407,607	817,091
American Funds IS Washington Mutual Investors Fund (Class 2)	149,463	477,050
American Funds IS The Bond Fund of America (Class 2)	189,948	309,783
American Funds IS Global Growth Fund (Class 2)	176,534	554,723
American Funds IS Global Small Capitalization Fund (Class 2)	77,362	368,472
American Funds IS Growth Fund (Class 2)	254,584	2,320,622
American Funds IS Growth-Income Fund (Class 2)	140,242	1,565,210
American Funds IS International Fund (Class 2)	232,703	707,448
American Funds IS New World Fund® (Class 2)	98,241	304,666
Fidelity® VIP Equity-Income Portfolio (Initial Class)	256,341	1,538,089
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	24,465
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	2,464	4,614
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	782	148,198
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	682,513	91,222
Fidelity® VIP Government Money Market Portfolio (Service Class)	2,215,559	2,139,130
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	216,313	397,184
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	202,399	488,604
Fidelity® VIP Overseas Portfolio (Initial Class)	—	117,665
Franklin Income VIP Fund (Class 2)	50,080	320,614
Franklin Mutual Global Discovery VIP Fund (Class 2)	20,773	202,982
Franklin Mutual Shares VIP Fund (Class 2)	4,742	186,765
Franklin Small Cap Value VIP Fund (Class 2)	196,123	451,815
Franklin Strategic Income VIP Fund (Class 1)	14,336	113,398
Putnam VT George Putnam Balanced Fund (Class IA)	—	7,454
Hartford Balanced HLS Fund (Class IA)	434,400	845,465
Hartford Capital Appreciation HLS Fund (Class IA)	361,440	6,011,430
Hartford Disciplined Equity HLS Fund (Class IA)	82,478	504,172
Hartford Dividend and Growth HLS Fund (Class IA)	281,298	2,278,998
Hartford International Opportunities HLS Fund (Class IA)	294,383	975,148
Hartford MidCap HLS Fund (Class IA)	283,910	1,317,732
Hartford Small Company HLS Fund (Class IA)	288,003	1,069,061
Hartford Stock HLS Fund (Class IA)	310,731	2,871,457
Hartford Total Return Bond HLS Fund (Class IA)	700,824	1,190,933

SA-80

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Hartford Ultrashort Bond HLS Fund (Class IA)	$1,973,673	$2,317,528
Invesco V.I. American Franchise Fund (Series I)	39,389	128,936
Invesco V.I. American Value Fund (Series II)	10,203	15,913
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	5,803	30,386
Invesco V.I. Comstock Fund (Series II)	19,640	41,466
Invesco V.I. Core Equity Fund (Series I)	—	20,662
Invesco V.I. International Growth Fund (Series I)	3,736	42,676
Invesco V.I. Main Street Mid Cap Fund® (Series I)	1,654	83,344
Invesco V.I. Small Cap Equity Fund (Series I)	17,723	19,363
Lord Abbett Bond Debenture Portfolio (Class VC)	180,875	76,366
Lord Abbett Dividend Growth Portfolio (Class VC)	161,044	157,360
Lord Abbett Growth and Income Portfolio (Class VC)	31,099	36,151
MFS® Investors Trust Series (Initial Class)	3,219	19,654
MFS® New Discovery Series (Initial Class)	102,580	116,544
MFS® Total Return Bond Series (Initial Class)	103,011	197,275
MFS® Total Return Series (Initial Class)	41,018	370,927
MFS® Value Series (Initial Class)	13,244	77,515
Invesco V.I. Capital Appreciation Fund (Series II)	—	41,173
Invesco V.I. Global Fund (Series II)	123,337	59,378
Invesco V.I. Main Street Fund® (Series II)	7,067	5,496
Invesco V.I. Main Street Small Cap Fund® (Series II)	23,118	70,389
Putnam VT Small Cap Growth Fund (Class IB)	886	128,196
Putnam VT Diversified Income Fund (Class IA)	—	4,813
Putnam VT Large Cap Value Fund (Class IA)	144,563	1,794,182
Putnam VT Global Asset Allocation Fund (Class IA)	—	180,949
Putnam VT Focused International Equity Fund (Class IA)	76,521	367,975
Putnam VT Global Health Care Fund (Class IA)	—	21,057
Putnam VT High Yield Fund (Class IA)	267,615	251,675
Putnam VT Income Fund (Class IA)	49,296	191,769
Putnam VT International Equity Fund (Class IA)	51,329	447,847
Putnam VT Emerging Markets Equity Fund (Class IA)	—	3,403
Putnam VT International Value Fund (Class IA)	—	3,568
Putnam VT Multi-Cap Core Fund (Class IA)	—	2,294
Putnam VT Government Money Market Fund (Class IA)	—	168
Putnam VT Sustainable Leaders Fund (Class IA)	74,216	1,305,892
Putnam VT Small Cap Value Fund (Class IB)	51,514	45,131
Templeton Foreign VIP Fund (Class 2)	6,803	11,207
Templeton Global Bond VIP Fund (Class 2)	48,964	183,123
Templeton Growth VIP Fund (Class 2)	10,823	32,103
Morgan Stanley VIF Discovery Portfolio (Class II)	225,382	90,094
Putnam VT Growth Opportunities Fund (Class IA)	559,044	3,651,838
BlackRock S&P 500 Index V.I. Fund (Class I)	571,992	2,450,646

SA-81

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	$37,265	$93,626
Putnam VT Diversified Income Fund (Class IB)	6,399	4,823
Putnam VT Large Cap Value Fund (Class IB)	72,637	69,421
Putnam VT Focused International Equity Fund (Class IB)	1,032	1,662
Putnam VT High Yield Fund (Class IB)	52,970	41,691
Putnam VT Income Fund (Class IB)	30,839	21,859
Putnam VT International Equity Fund (Class IB)	17,923	74,700
Putnam VT Sustainable Leaders Fund (Class IB)	3,996	28,290
Putnam VT Growth Opportunities Fund (Class IB)	29,668	110,368
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—	18,761

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS International Growth Portfolio (Class B)	—	2,108	(2,108)
AB VPS International Value Portfolio (Class B)	—	1,950	(1,950)
AB VPS Small/Mid Cap Value Portfolio (Class B)	1,450	5,245	(3,795)
American Funds IS Asset Allocation Fund (Class 2)	9,086	18,419	(9,333)
American Funds IS Washington Mutual Investors Fund (Class 2)	3,038	9,922	(6,884)
American Funds IS The Bond Fund of America (Class 2)	9,784	16,008	(6,224)
American Funds IS Global Growth Fund (Class 2)	28,657	89,410	(60,753)
American Funds IS Global Small Capitalization Fund (Class 2)	12,725	61,135	(48,410)
American Funds IS Growth Fund (Class 2)	39,590	353,556	(313,966)
American Funds IS Growth-Income Fund (Class 2)	26,479	303,251	(276,772)
American Funds IS International Fund (Class 2)	5,177	15,683	(10,506)
American Funds IS New World Fund® (Class 2)	1,584	4,786	(3,202)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	30,970	182,200	(151,230)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	4,149	(4,149)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	113	214	(101)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	33	6,213	(6,180)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	25,519	3,461	22,058
Fidelity® VIP Government Money Market Portfolio (Service Class)	212,001	204,663	7,338
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	4,430	7,694	(3,264)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	4,862	12,043	(7,181)
Fidelity® VIP Overseas Portfolio (Initial Class)	—	21,325	(21,325)
Franklin Income VIP Fund (Class 2)	2,004	12,641	(10,637)
Franklin Mutual Global Discovery VIP Fund (Class 2)	794	7,828	(7,034)
Franklin Mutual Shares VIP Fund (Class 2)	138	5,485	(5,347)
Franklin Small Cap Value VIP Fund (Class 2)	3,438	7,451	(4,013)

SA-82

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Strategic Income VIP Fund (Class 1)	772	6,057	(5,285)
Putnam VT George Putnam Balanced Fund (Class IA)	—	201	(201)
Hartford Balanced HLS Fund (Class IA)	51,346	93,345	(41,999)
Hartford Capital Appreciation HLS Fund (Class IA)	16,240	257,230	(240,990)
Hartford Disciplined Equity HLS Fund (Class IA)	12,250	74,797	(62,547)
Hartford Dividend and Growth HLS Fund (Class IA)	19,218	155,750	(136,532)
Hartford International Opportunities HLS Fund (Class IA)	44,728	144,222	(99,494)
Hartford MidCap HLS Fund (Class IA)	16,658	75,037	(58,379)
Hartford Small Company HLS Fund (Class IA)	27,957	100,440	(72,483)
Hartford Stock HLS Fund (Class IA)	24,692	217,519	(192,827)
Hartford Total Return Bond HLS Fund (Class IA)	160,407	272,039	(111,632)
Hartford Ultrashort Bond HLS Fund (Class IA)	1,014,138	1,191,065	(176,927)
Invesco V.I. American Franchise Fund (Series I)	926	2,947	(2,021)
Invesco V.I. American Value Fund (Series II)	371	601	(230)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	295	1,550	(1,255)
Invesco V.I. Comstock Fund (Series II)	593	1,261	(668)
Invesco V.I. Core Equity Fund (Series I)	—	461	(461)
Invesco V.I. International Growth Fund (Series I)	188	2,126	(1,938)
Invesco V.I. Main Street Mid Cap Fund® (Series I)	38	1,924	(1,886)
Invesco V.I. Small Cap Equity Fund (Series I)	420	461	(41)
Lord Abbett Bond Debenture Portfolio (Class VC)	7,402	3,142	4,260
Lord Abbett Dividend Growth Portfolio (Class VC)	4,214	3,783	431
Lord Abbett Growth and Income Portfolio (Class VC)	1,055	1,247	(192)
MFS® Investors Trust Series (Initial Class)	70	418	(348)
MFS® New Discovery Series (Initial Class)	1,143	1,279	(136)
MFS® Total Return Bond Series (Initial Class)	5,379	10,299	(4,920)
MFS® Total Return Series (Initial Class)	1,169	10,464	(9,295)
MFS® Value Series (Initial Class)	411	2,357	(1,946)
Invesco V.I. Capital Appreciation Fund (Series II)	—	930	(930)
Invesco V.I. Global Fund (Series II)	2,958	1,454	1,504
Invesco V.I. Main Street Fund® (Series II)	175	140	35
Invesco V.I. Main Street Small Cap Fund® (Series II)	551	1,665	(1,114)
Putnam VT Small Cap Growth Fund (Class IB)	14	1,872	(1,858)
Putnam VT Diversified Income Fund (Class IA)	—	130	(130)
Putnam VT Large Cap Value Fund (Class IA)	2,740	32,982	(30,242)
Putnam VT Global Asset Allocation Fund (Class IA)	—	2,426	(2,426)
Putnam VT Focused International Equity Fund (Class IA)	1,114	5,344	(4,230)
Putnam VT Global Health Care Fund (Class IA)	—	340	(340)
Putnam VT High Yield Fund (Class IA)	4,443	4,125	318
Putnam VT Income Fund (Class IA)	1,117	4,358	(3,241)
Putnam VT International Equity Fund (Class IA)	1,628	14,120	(12,492)

SA-83

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	99	(99)
Putnam VT International Value Fund (Class IA)	—	129	(129)
Putnam VT Multi-Cap Core Fund (Class IA)	—	51	(51)
Putnam VT Government Money Market Fund (Class IA)	—	89	(89)
Putnam VT Sustainable Leaders Fund (Class IA)	601	10,454	(9,853)
Putnam VT Small Cap Value Fund (Class IB)	1,722	1,514	208
Templeton Foreign VIP Fund (Class 2)	285	464	(179)
Templeton Global Bond VIP Fund (Class 2)	2,728	10,229	(7,501)
Templeton Growth VIP Fund (Class 2)	588	1,763	(1,175)
Morgan Stanley VIF Discovery Portfolio (Class II)	2,700	1,072	1,628
Putnam VT Growth Opportunities Fund (Class IA)	20,476	123,943	(103,467)
BlackRock S&P 500 Index V.I. Fund (Class I)	35,654	150,607	(114,953)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	1,168	2,917	(1,749)
Putnam VT Diversified Income Fund (Class IB)	372	277	95
Putnam VT Large Cap Value Fund (Class IB)	1,245	1,252	(7)
Putnam VT Focused International Equity Fund (Class IB)	27	43	(16)
Putnam VT High Yield Fund (Class IB)	1,631	1,307	324
Putnam VT Income Fund (Class IB)	1,391	981	410
Putnam VT International Equity Fund (Class IB)	608	2,475	(1,867)
Putnam VT Sustainable Leaders Fund (Class IB)	57	390	(333)
Putnam VT Growth Opportunities Fund (Class IB)	1,062	3,523	(2,461)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—	1,182	(1,182)

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS International Growth Portfolio (Class B)	—	431	(431)
AB VPS International Value Portfolio (Class B)	—	8,887	(8,887)
AB VPS Small/Mid Cap Value Portfolio (Class B)	3,716	11,298	(7,582)
American Funds IS Asset Allocation Fund (Class 2)	3,362	17,918	(14,556)
American Funds IS Washington Mutual Investors Fund (Class 2)	1,791	6,737	(4,946)
American Funds IS The Bond Fund of America (Class 2)	187,074	189,477	(2,403)
American Funds IS Global Growth Fund (Class 2)	24,889	377,893	(353,004)
American Funds IS Global Small Capitalization Fund (Class 2)	16,420	105,018	(88,598)
American Funds IS Growth Fund (Class 2)	63,213	564,543	(501,330)
American Funds IS Growth-Income Fund (Class 2)	94,116	654,187	(560,071)
American Funds IS International Fund (Class 2)	7,014	35,281	(28,267)
American Funds IS New World Fund® (Class 2)	4,162	7,546	(3,384)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	8,386	152,182	(143,796)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	5,953	(5,953)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	371	2,369	(1,998)

SA-84

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	43	4,018	(3,975)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	1,486	4,217	(2,731)
Fidelity® VIP Government Money Market Portfolio (Service Class)	532,646	330,253	202,393
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	5,941	12,505	(6,564)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	5,471	14,567	(9,096)
Fidelity® VIP Overseas Portfolio (Initial Class)	—	18,524	(18,524)
Franklin Income VIP Fund (Class 2)	3,718	16,120	(12,402)
Franklin Mutual Global Discovery VIP Fund (Class 2)	1,302	41,223	(39,921)
Franklin Mutual Shares VIP Fund (Class 2)	—	11,458	(11,458)
Franklin Small Cap Value VIP Fund (Class 2)	4,255	12,183	(7,928)
Franklin Strategic Income VIP Fund (Class 1)	173,295	173,403	(108)
Putnam VT George Putnam Balanced Fund (Class IA)	—	323	(323)
Hartford Balanced HLS Fund (Class IA)	29,116	257,836	(228,720)
Hartford Capital Appreciation HLS Fund (Class IA)	12,260	309,423	(297,163)
Hartford Disciplined Equity HLS Fund (Class IA)	972,015	87,847	884,168
Hartford Dividend and Growth HLS Fund (Class IA)	194,865	223,138	(28,273)
Hartford International Opportunities HLS Fund (Class IA)	153,544	218,493	(64,949)
Hartford MidCap HLS Fund (Class IA)	99,187	84,610	14,577
Hartford Small Company HLS Fund (Class IA)	33,699	140,085	(106,386)
Hartford Stock HLS Fund (Class IA)	14,621	239,937	(225,316)
Hartford Total Return Bond HLS Fund (Class IA)	373,843	388,282	(14,439)
Hartford Ultrashort Bond HLS Fund (Class IA)	2,097,129	1,050,655	1,046,474
Invesco V.I. American Franchise Fund (Series I)	2,397	2,507	(110)
Invesco V.I. American Value Fund (Series II)	1,315	2,766	(1,451)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	311	582	(271)
Invesco V.I. Comstock Fund (Series II)	3,181	2,542	639
Invesco V.I. Core Equity Fund (Series I)	—	255	(255)
Invesco V.I. International Growth Fund (Series I)	2,913	1,027	1,886
Invesco V.I. Main Street Mid Cap Fund® (Series I)	—	4,325	(4,325)
Invesco V.I. Small Cap Equity Fund (Series I)	2,148	4,179	(2,031)
Lord Abbett Bond Debenture Portfolio (Class VC)	7,851	3,891	3,960
Lord Abbett Dividend Growth Portfolio (Class VC)	962	5,224	(4,262)
Lord Abbett Growth and Income Portfolio (Class VC)	924	3,900	(2,976)
MFS® Investors Trust Series (Initial Class)	113	278	(165)
MFS® New Discovery Series (Initial Class)	505	1,777	(1,272)
MFS® Total Return Bond Series (Initial Class)	17,642	17,400	242
MFS® Total Return Series (Initial Class)	2,809	10,894	(8,085)
MFS® Value Series (Initial Class)	1,460	1,112	348
Invesco V.I. Capital Appreciation Fund (Series II)	—	684	(684)
Invesco V.I. Global Fund (Series II)	2,333	22,806	(20,473)
Invesco V.I. Main Street Fund® (Series II)	179	1,276	(1,097)

SA-85

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Main Street Small Cap Fund® (Series II)	6,013	421	5,592
Putnam VT Small Cap Growth Fund (Class IB)	—	2,447	(2,447)
Putnam VT Diversified Income Fund (Class IA)	12	315	(303)
Putnam VT Large Cap Value Fund (Class IA)	—	27,736	(27,736)
Putnam VT Global Asset Allocation Fund (Class IA)	—	1,106	(1,106)
Putnam VT Focused International Equity Fund (Class IA)	972	13,436	(12,464)
Putnam VT Global Health Care Fund (Class IA)	—	621	(621)
Putnam VT High Yield Fund (Class IA)	2,603	3,401	(798)
Putnam VT Income Fund (Class IA)	713	10,493	(9,780)
Putnam VT International Equity Fund (Class IA)	8,387	10,170	(1,783)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	157	(157)
Putnam VT International Value Fund (Class IA)	—	126	(126)
Putnam VT Multi-Cap Core Fund (Class IA)	—	69	(69)
Putnam VT Government Money Market Fund (Class IA)	—	656	(656)
Putnam VT Sustainable Leaders Fund (Class IA)	1,901	11,841	(9,940)
Putnam VT Small Cap Value Fund (Class IB)	1,026	3,186	(2,160)
Templeton Foreign VIP Fund (Class 2)	970	4,151	(3,181)
Templeton Global Bond VIP Fund (Class 2)	5,432	12,274	(6,842)
Templeton Growth VIP Fund (Class 2)	673	1,239	(566)
Morgan Stanley VIF Discovery Portfolio (Class II)	7,449	478	6,971
Putnam VT Growth Opportunities Fund (Class IA)	16,595	94,163	(77,568)
BlackRock S&P 500 Index V.I. Fund (Class I)	26,915	550,851	(523,936)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	1,361	1,861	(500)
Putnam VT Diversified Income Fund (Class IB)	443	1,924	(1,481)
Putnam VT Large Cap Value Fund (Class IB)	1,928	4,139	(2,211)
Putnam VT Focused International Equity Fund (Class IB)	25	317	(292)
Putnam VT High Yield Fund (Class IB)	953	3,829	(2,876)
Putnam VT Income Fund (Class IB)	1,264	1,802	(538)
Putnam VT International Equity Fund (Class IB)	746	749	(3)
Putnam VT Sustainable Leaders Fund (Class IB)	122	114	8
Putnam VT Growth Opportunities Fund (Class IB)	480	4,940	(4,460)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	18,271	1,433	16,838

SA-86

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights:
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS International Growth Portfolio (Class B)
2021	9,040	$18.23	to	$18.23	$164,802	—%	to	—%	—%	to	—%	8.01%	to	8.01%
2020	11,148	16.88	to	16.88	188,158	—	to	—	1.13	to	1.13	29.60	to	29.60
2019	11,579	13.02	to	13.02	150,804	—	to	—	0.28	to	0.28	27.23	to	27.23
2018	13,879	10.24	to	10.24	142,074	—	to	—	0.41	to	0.41	(17.60)	to	(17.60)
2017	16,492	12.42	to	12.42	204,881	—	to	—	0.94	to	0.94	34.63	to	34.63

AB VPS International Value Portfolio (Class B)
2021	47,219	11.64	to	11.64	549,804	—	to	—	1.69	to	1.69	10.85	to	10.85
2020	49,169	10.50	to	10.50	516,445	—	to	—	1.54	to	1.54	2.21	to	2.21
2019	58,056	10.28	to	10.28	596,602	—	to	—	0.75	to	0.75	16.79	to	16.79
2018	72,004	8.80	to	8.80	633,563	—	to	—	1.09	to	1.09	(22.98)	to	(22.98)
2017	81,657	11.42	to	11.42	932,841	—	to	—	1.96	to	1.96	25.09	to	25.09

AB VPS Small/Mid Cap Value Portfolio (Class B)
2021	37,546	41.38	to	41.38	1,553,831	—	to	—	0.60	to	0.60	35.60	to	35.60
2020	41,341	30.52	to	30.52	1,261,688	—	to	—	0.82	to	0.82	3.05	to	3.05
2019	48,923	29.61	to	29.61	1,448,833	—	to	—	0.30	to	0.30	19.90	to	19.90
2018	57,099	24.70	to	24.70	1,410,270	—	to	—	0.22	to	0.22	(15.29)	to	(15.29)
2017	52,417	29.16	to	29.16	1,528,397	—	to	—	0.24	to	0.24	12.85	to	12.85

American Funds IS Asset Allocation Fund (Class 2)
2021	255,362	46.53	to	46.53	11,881,127	—	to	—	1.55	to	1.55	15.10	to	15.10
2020	264,695	40.42	to	40.42	10,699,608	—	to	—	1.68	to	1.68	12.46	to	12.46
2019	279,251	35.94	to	35.94	10,037,613	—	to	—	1.90	to	1.90	21.23	to	21.23
2018	305,932	29.65	to	29.65	9,070,824	—	to	—	1.65	to	1.65	(4.60)	to	(4.60)
2017	321,567	31.08	to	31.08	9,994,572	—	to	—	1.52	to	1.52	16.23	to	16.23

American Funds IS Washington Mutual Investors Fund (Class 2)
2021	91,185	53.66	to	53.66	4,892,832	—	to	—	1.45	to	1.45	27.78	to	27.78
2020	98,069	41.99	to	41.99	4,118,201	—	to	—	1.76	to	1.76	8.68	to	8.68
2019	103,015	38.64	to	38.64	3,980,265	—	to	—	2.02	to	2.02	21.38	to	21.38
2018	114,755	31.83	to	31.83	3,652,909	—	to	—	1.87	to	1.87	(8.66)	to	(8.66)
2017	137,328	34.85	to	34.85	4,785,735	—	to	—	1.97	to	1.97	17.04	to	17.04

American Funds IS The Bond Fund of America (Class 2)
2021	233,155	19.49	to	19.49	4,543,802	—	to	—	1.41	to	1.41	(0.31)	to	(0.31)
2020	239,379	19.55	to	19.55	4,679,490	—	to	—	1.89	to	1.89	9.73	to	9.73
2019	241,782	17.81	to	17.81	4,307,176	—	to	—	2.58	to	2.58	9.36	to	9.36
2018	260,055	16.29	to	16.29	4,236,263	—	to	—	2.39	to	2.39	(0.71)	to	(0.71)
2017	277,770	16.41	to	16.41	4,557,318	—	to	—	1.92	to	1.92	3.66	to	3.66

SA-87

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Funds IS Global Growth Fund (Class 2)
2021	1,255,609	$6.57	to	$6.57	$8,245,123	—%	to	—%	0.33%	to	0.33%	16.42%	to	16.42%
2020	1,316,362	5.64	to	5.64	7,424,832	—	to	—	0.34	to	0.34	30.47	to	30.47
2019	1,669,366	4.32	to	4.32	7,217,121	—	to	—	1.13	to	1.13	35.28	to	35.28
2018	1,782,708	3.20	to	3.20	5,697,302	—	to	—	0.65	to	0.65	(9.05)	to	(9.05)
2017	1,763,779	3.51	to	3.51	6,197,355	—	to	—	0.67	to	0.67	31.47	to	31.47

American Funds IS Global Small Capitalization Fund (Class 2)
2021	674,257	5.95	to	5.95	4,014,405	—	to	—	—	to	—	6.74	to	6.74
2020	722,667	5.58	to	5.58	4,031,001	—	to	—	0.17	to	0.17	29.72	to	29.72
2019	811,265	4.30	to	4.30	3,488,302	—	to	—	0.16	to	0.16	31.52	to	31.52
2018	911,724	3.27	to	3.27	2,980,681	—	to	—	0.08	to	0.08	(10.55)	to	(10.55)
2017	1,047,474	3.65	to	3.65	3,828,257	—	to	—	0.43	to	0.43	25.89	to	25.89

American Funds IS Growth Fund (Class 2)
2021	4,205,620	7.11	to	7.11	29,893,674	—	to	—	0.22	to	0.22	21.99	to	21.99
2020	4,519,586	5.83	to	5.83	26,334,723	—	to	—	0.32	to	0.32	52.08	to	52.08
2019	5,020,916	3.83	to	3.83	19,237,187	—	to	—	0.71	to	0.71	30.77	to	30.77
2018	6,052,661	2.93	to	2.93	17,733,570	—	to	—	0.43	to	0.43	(0.25)	to	(0.25)
2017	6,653,206	2.94	to	2.94	19,541,729	—	to	—	0.50	to	0.50	28.29	to	28.29

American Funds IS Growth-Income Fund (Class 2)
2021	3,793,468	5.74	to	5.74	21,763,736	—	to	—	1.12	to	1.12	24.09	to	24.09
2020	4,070,240	4.62	to	4.62	18,817,613	—	to	—	1.35	to	1.35	13.55	to	13.55
2019	4,630,311	4.07	to	4.07	18,853,007	—	to	—	1.67	to	1.67	26.14	to	26.14
2018	4,968,245	3.23	to	3.23	16,037,196	—	to	—	1.38	to	1.38	(1.79)	to	(1.79)
2017	5,527,234	3.29	to	3.29	18,166,084	—	to	—	1.39	to	1.39	22.38	to	22.38

American Funds IS International Fund (Class 2)
2021	193,435	43.40	to	43.40	8,394,429	—	to	—	2.38	to	2.38	(1.50)	to	(1.50)
2020	203,941	44.06	to	44.06	8,984,743	—	to	—	0.64	to	0.64	13.97	to	13.97
2019	232,208	38.65	to	38.65	8,975,878	—	to	—	1.43	to	1.43	22.88	to	22.88
2018	250,493	31.46	to	31.46	7,879,644	—	to	—	1.69	to	1.69	(13.13)	to	(13.13)
2017	274,976	36.21	to	36.21	9,957,460	—	to	—	1.26	to	1.26	32.14	to	32.14

American Funds IS New World Fund® (Class 2)
2021	68,419	62.76	to	62.76	4,293,989	—	to	—	0.85	to	0.85	4.92	to	4.92
2020	71,621	59.82	to	59.82	4,284,091	—	to	—	0.07	to	0.07	23.58	to	23.58
2019	75,005	48.40	to	48.40	3,630,409	—	to	—	0.96	to	0.96	29.14	to	29.14
2018	83,100	37.48	to	37.48	3,114,488	—	to	—	0.86	to	0.86	(14.04)	to	(14.04)
2017	89,299	43.60	to	43.60	3,893,351	—	to	—	0.94	to	0.94	29.44	to	29.44

Fidelity® VIP Equity-Income Portfolio (Initial Class)
2021	1,135,768	9.47	to	9.47	10,751,553	—	to	—	1.89	to	1.89	24.89	to	24.89
2020	1,286,998	7.58	to	7.58	9,754,916	—	to	—	1.79	to	1.79	6.69	to	6.69
2019	1,430,794	7.10	to	7.10	10,164,348	—	to	—	1.98	to	1.98	27.44	to	27.44
2018	1,608,639	5.57	to	5.57	8,966,921	—	to	—	2.25	to	2.25	(8.29)	to	(8.29)
2017	1,806,189	6.08	to	6.08	10,978,395	—	to	—	1.69	to	1.69	12.89	to	12.89

Fidelity® VIP Asset Manager Portfolio (Initial Class)
2021	54,398	6.17	to	6.17	335,532	—	to	—	1.60	to	1.60	9.92	to	9.92
2020	58,547	5.61	to	5.61	328,529	—	to	—	1.49	to	1.49	14.87	to	14.87
2019	64,500	4.88	to	4.88	315,083	—	to	—	1.56	to	1.56	18.25	to	18.25
2018	87,931	4.13	to	4.13	363,255	—	to	—	1.59	to	1.59	(5.35)	to	(5.35)
2017	101,417	4.36	to	4.36	442,650	—	to	—	1.84	to	1.84	14.10	to	14.10

SA-88

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
2021	6,033	$22.15	to	$22.15	$133,597	—%	to	—%	0.81%	to	0.81%	5.60%	to	5.60%
2020	6,134	20.97	to	20.97	128,638	—	to	—	0.96	to	0.96	12.24	to	12.24
2019	8,132	18.69	to	18.69	151,939	—	to	—	1.92	to	1.92	15.75	to	15.75
2018	8,112	16.14	to	16.14	130,945	—	to	—	1.44	to	1.44	(4.26)	to	(4.26)
2017	7,586	16.86	to	16.86	127,913	—	to	—	1.12	to	1.12	12.80	to	12.80

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)
2021	87,563	24.59	to	24.59	2,153,308	—	to	—	0.83	to	0.83	9.26	to	9.26
2020	93,743	22.51	to	22.51	2,109,848	—	to	—	1.05	to	1.05	14.72	to	14.72
2019	97,718	19.62	to	19.62	1,917,098	—	to	—	3.00	to	3.00	19.88	to	19.88
2018	55,388	16.37	to	16.37	906,448	—	to	—	1.70	to	1.70	(6.08)	to	(6.08)
2017	25,290	17.42	to	17.42	440,658	—	to	—	1.02	to	1.02	16.26	to	16.26

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)
2021	44,168	27.65	to	27.65	1,221,156	—	to	—	1.11	to	1.11	12.07	to	12.07
2020	22,110	24.67	to	24.67	545,453	—	to	—	0.96	to	0.96	16.64	to	16.64
2019	24,841	21.15	to	21.15	525,402	—	to	—	1.84	to	1.84	24.11	to	24.11
2018	22,656	17.04	to	17.04	386,099	—	to	—	1.15	to	1.15	(8.05)	to	(8.05)
2017	20,439	18.53	to	18.53	378,822	—	to	—	1.27	to	1.27	20.69	to	20.69

Fidelity® VIP Government Money Market Portfolio (Service Class)
2021	567,851	10.45	to	10.45	5,934,961	—	to	—	0.01	to	0.01	0.01	to	0.01
2020	560,513	10.45	to	10.45	5,857,971	—	to	—	0.24	to	0.24	0.28	to	0.28
2019	358,120	10.42	to	10.42	3,732,372	—	to	—	1.90	to	1.90	1.92	to	1.92
2018	294,856	10.23	to	10.23	3,015,237	—	to	—	1.54	to	1.54	1.55	to	1.55
2017	244,747	10.07	to	10.07	2,464,622	—	to	—	0.56	to	0.56	0.57	to	0.57

Fidelity® VIP Contrafund® Portfolio (Service Class 2)
2021	109,945	56.05	to	56.05	6,162,815	—	to	—	0.03	to	0.03	27.51	to	27.51
2020	113,209	43.96	to	43.96	4,976,687	—	to	—	0.08	to	0.08	30.23	to	30.23
2019	119,773	33.75	to	33.75	4,042,915	—	to	—	0.17	to	0.17	31.27	to	31.27
2018	188,951	25.71	to	25.71	4,858,529	—	to	—	0.44	to	0.44	(6.64)	to	(6.64)
2017	222,217	27.54	to	27.54	6,120,243	—	to	—	0.79	to	0.79	21.59	to	21.59

Fidelity® VIP Mid Cap Portfolio (Service Class 2)
2021	89,422	45.28	to	45.28	4,049,186	—	to	—	0.36	to	0.36	25.31	to	25.31
2020	96,603	36.14	to	36.14	3,490,948	—	to	—	0.40	to	0.40	17.87	to	17.87
2019	105,699	30.66	to	30.66	3,240,620	—	to	—	0.52	to	0.52	23.17	to	23.17
2018	160,484	24.89	to	24.89	3,994,632	—	to	—	0.41	to	0.41	(14.77)	to	(14.77)
2017	162,501	29.21	to	29.21	4,745,895	—	to	—	0.50	to	0.50	20.54	to	20.54

Fidelity® VIP Overseas Portfolio (Initial Class)
2021	48,862	5.55	to	5.55	271,042	—	to	—	0.40	to	0.40	19.70	to	19.70
2020	70,187	4.63	to	4.63	325,268	—	to	—	0.40	to	0.40	15.61	to	15.61
2019	88,711	4.01	to	4.01	355,592	—	to	—	1.69	to	1.69	27.77	to	27.77
2018	103,011	3.14	to	3.14	323,176	—	to	—	1.55	to	1.55	(14.81)	to	(14.81)
2017	109,410	3.68	to	3.68	402,906	—	to	—	1.30	to	1.30	30.28	to	30.28

Franklin Income VIP Fund (Class 2)
2021	85,654	26.62	to	26.62	2,280,413	—	to	—	4.79	to	4.79	16.75	to	16.75
2020	96,291	22.80	to	22.80	2,195,718	—	to	—	6.03	to	6.03	0.69	to	0.69
2019	108,693	22.65	to	22.65	2,461,434	—	to	—	5.70	to	5.70	16.06	to	16.06
2018	125,249	19.51	to	19.51	2,443,907	—	to	—	4.77	to	4.77	(4.30)	to	(4.30)
2017	129,556	20.39	to	20.39	2,641,638	—	to	—	4.16	to	4.16	9.67	to	9.67

SA-89

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Franklin Mutual Global Discovery VIP Fund (Class 2)
2021	35,343	$27.65	to	$27.65	$977,124	—%	to	—%	2.71%	to	2.71%	19.13%	to	19.13%
2020	42,377	23.21	to	23.21	983,477	—	to	—	2.05	to	2.05	(4.46)	to	(4.46)
2019	82,298	24.29	to	24.29	1,999,152	—	to	—	1.54	to	1.54	24.37	to	24.37
2018	105,932	19.53	to	19.53	2,069,066	—	to	—	2.37	to	2.37	(11.22)	to	(11.22)
2017	108,720	22.00	to	22.00	2,391,833	—	to	—	1.76	to	1.76	8.60	to	8.60

Franklin Mutual Shares VIP Fund (Class 2)
2021	88,976	35.82	to	35.82	3,186,915	—	to	—	2.89	to	2.89	19.17	to	19.17
2020	94,323	30.06	to	30.06	2,835,011	—	to	—	2.80	to	2.80	(5.04)	to	(5.04)
2019	105,781	31.65	to	31.65	3,348,250	—	to	—	1.71	to	1.71	22.57	to	22.57
2018	130,407	25.82	to	25.82	3,367,600	—	to	—	2.37	to	2.37	(9.07)	to	(9.07)
2017	185,737	28.40	to	28.40	5,274,616	—	to	—	2.25	to	2.25	8.35	to	8.35

Franklin Small Cap Value VIP Fund (Class 2)
2021	74,576	62.74	to	62.74	4,678,918	—	to	—	1.02	to	1.02	25.37	to	25.37
2020	78,589	50.05	to	50.05	3,933,017	—	to	—	1.54	to	1.54	5.19	to	5.19
2019	86,517	47.58	to	47.58	4,116,185	—	to	—	1.07	to	1.07	26.35	to	26.35
2018	95,336	37.66	to	37.66	3,589,919	—	to	—	0.89	to	0.89	(12.88)	to	(12.88)
2017	100,621	43.22	to	43.22	4,348,896	—	to	—	0.51	to	0.51	10.65	to	10.65

Franklin Strategic Income VIP Fund (Class 1)
2021	61,947	18.82	to	18.82	1,166,072	—	to	—	3.45	to	3.45	2.28	to	2.28
2020	67,232	18.40	to	18.40	1,237,300	—	to	—	3.60	to	3.60	3.75	to	3.75
2019	67,340	17.74	to	17.74	1,194,461	—	to	—	5.34	to	5.34	8.41	to	8.41
2018	70,233	16.36	to	16.36	1,149,175	—	to	—	2.87	to	2.87	(1.91)	to	(1.91)
2017	77,970	16.68	to	16.68	1,300,639	—	to	—	3.04	to	3.04	4.74	to	4.74

Putnam VT George Putnam Balanced Fund (Class IA)
2021	2,560	40.40	to	40.40	103,439	—	to	—	1.02	to	1.02	14.28	to	14.28
2020	2,761	35.35	to	35.35	97,596	—	to	—	1.37	to	1.37	15.61	to	15.61
2019	3,084	30.58	to	30.58	94,296	—	to	—	1.57	to	1.57	24.35	to	24.35
2018	3,495	24.59	to	24.59	85,950	—	to	—	0.92	to	0.92	(2.82)	to	(2.82)
2017	4,238	25.30	to	25.30	107,233	—	to	—	1.78	to	1.78	15.29	to	15.29

Hartford Balanced HLS Fund (Class IA)
2021	1,802,382	9.86	to	9.86	17,770,545	—	to	—	1.02	to	1.02	19.64	to	19.64
2020	1,844,381	8.24	to	8.24	15,199,006	—	to	—	1.66	to	1.66	11.62	to	11.62
2019	2,073,101	7.38	to	7.38	15,305,911	—	to	—	1.83	to	1.83	22.80	to	22.80
2018	2,436,426	6.01	to	6.01	14,648,911	—	to	—	1.96	to	1.96	(5.24)	to	(5.24)
2017	2,635,724	6.34	to	6.34	16,723,670	—	to	—	2.32	to	2.32	15.59	to	15.59

Hartford Capital Appreciation HLS Fund (Class IA)
2021	2,583,985	24.67	to	24.67	63,743,976	—	to	—	0.46	to	0.46	14.76	to	14.76
2020	2,824,975	21.50	to	21.50	60,725,217	—	to	—	0.96	to	0.96	21.92	to	21.92
2019	3,122,138	17.63	to	17.63	55,048,970	—	to	—	1.17	to	1.17	31.28	to	31.28
2018	3,524,261	13.43	to	13.43	47,333,222	—	to	—	0.89	to	0.89	(6.96)	to	(6.96)
2017	3,939,115	14.43	to	14.43	56,860,412	—	to	—	1.11	to	1.11	22.14	to	22.14

Hartford Disciplined Equity HLS Fund (Class IA)
2021	1,313,745	7.53	to	7.53	9,890,411	—	to	—	0.58	to	0.58	25.52	to	25.52
2020	1,376,292	6.00	to	6.00	8,254,930	—	to	—	0.62	to	0.62	18.04	to	18.04
2019	492,124	5.08	to	5.08	2,500,599	—	to	—	0.89	to	0.89	34.12	to	34.12
2018	554,432	3.79	to	3.79	2,100,472	—	to	—	0.68	to	0.68	(1.99)	to	(1.99)
2017	655,960	3.87	to	3.87	2,535,645	—	to	—	0.95	to	0.95	21.92	to	21.92

SA-90

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Dividend and Growth HLS Fund (Class IA)
2021	1,469,107	$16.77	to	$16.77	$24,636,830	—%	to	—%	1.30%	to	1.30%	32.00%	to	32.00%
2020	1,605,639	12.70	to	12.70	20,399,448	—	to	—	2.04	to	2.04	7.77	to	7.77
2019	1,633,912	11.79	to	11.79	19,262,105	—	to	—	1.89	to	1.89	28.60	to	28.60
2018	1,826,936	9.17	to	9.17	16,747,307	—	to	—	1.90	to	1.90	(5.32)	to	(5.32)
2017	2,029,481	9.68	to	9.68	19,649,028	—	to	—	1.62	to	1.62	18.36	to	18.36

Hartford International Opportunities HLS Fund (Class IA)
2021	1,448,260	6.90	to	6.90	9,989,679	—	to	—	1.01	to	1.01	7.82	to	7.82
2020	1,547,754	6.40	to	6.40	9,901,893	—	to	—	1.85	to	1.85	20.45	to	20.45
2019	1,612,703	5.31	to	5.31	8,565,760	—	to	—	1.88	to	1.88	26.42	to	26.42
2018	1,753,660	4.20	to	4.20	7,367,685	—	to	—	1.91	to	1.91	(18.74)	to	(18.74)
2017	1,827,878	5.17	to	5.17	9,451,024	—	to	—	1.40	to	1.40	25.25	to	25.25

Hartford MidCap HLS Fund (Class IA)
2021	810,373	17.97	to	17.97	14,559,373	—	to	—	—	to	—	9.91	to	9.91
2020	868,752	16.35	to	16.35	14,201,309	—	to	—	0.06	to	0.06	25.11	to	25.11
2019	854,175	13.07	to	13.07	11,161,005	—	to	—	0.18	to	0.18	32.87	to	32.87
2018	938,056	9.83	to	9.83	9,225,132	—	to	—	0.03	to	0.03	(7.44)	to	(7.44)
2017	1,117,247	10.63	to	10.63	11,871,124	—	to	—	—	to	—	24.47	to	24.47

Hartford Small Company HLS Fund (Class IA)
2021	719,761	10.28	to	10.28	7,400,967	—	to	—	—	to	—	1.56	to	1.56
2020	792,244	10.12	to	10.12	8,021,028	—	to	—	—	to	—	55.52	to	55.52
2019	898,630	6.51	to	6.51	5,850,296	—	to	—	—	to	—	37.00	to	37.00
2018	1,021,365	4.75	to	4.75	4,853,671	—	to	—	—	to	—	(4.23)	to	(4.23)
2017	1,130,833	4.96	to	4.96	5,611,339	—	to	—	—	to	—	26.36	to	26.36

Hartford Stock HLS Fund (Class IA)
2021	1,816,662	15.22	to	15.22	27,644,734	—	to	—	1.21	to	1.21	24.98	to	24.98
2020	2,009,489	12.18	to	12.18	24,467,070	—	to	—	1.66	to	1.66	12.08	to	12.08
2019	2,234,805	10.86	to	10.86	24,278,515	—	to	—	1.63	to	1.63	31.22	to	31.22
2018	2,462,784	8.28	to	8.28	20,389,562	—	to	—	1.51	to	1.51	(0.14)	to	(0.14)
2017	2,807,948	8.29	to	8.29	23,280,441	—	to	—	1.73	to	1.73	19.85	to	19.85

Hartford Total Return Bond HLS Fund (Class IA)
2021	3,440,857	4.39	to	4.39	15,120,916	—	to	—	2.40	to	2.40	(0.94)	to	(0.94)
2020	3,552,489	4.44	to	4.44	15,760,370	—	to	—	3.70	to	3.70	9.02	to	9.02
2019	3,566,928	4.07	to	4.07	14,514,507	—	to	—	3.91	to	3.91	10.65	to	10.65
2018	3,920,072	3.68	to	3.68	14,416,340	—	to	—	3.85	to	3.85	(0.81)	to	(0.81)
2017	3,905,452	3.71	to	3.71	14,479,463	—	to	—	2.93	to	2.93	5.16	to	5.16

Hartford Ultrashort Bond HLS Fund (Class IA)
2021	4,754,858	1.94	to	1.94	9,232,887	—	to	—	0.70	to	0.70	(0.19)	to	(0.19)
2020	4,931,785	1.95	to	1.95	9,594,343	—	to	—	2.31	to	2.31	1.44	to	1.44
2019	3,885,311	1.92	to	1.92	7,451,521	—	to	—	1.85	to	1.85	2.82	to	2.82
2018	4,151,194	1.87	to	1.87	7,743,430	—	to	—	1.17	to	1.17	1.57	to	1.57
2017	4,471,687	1.84	to	1.84	8,212,387	—	to	—	0.79	to	0.79	1.01	to	1.01

Invesco V.I. American Franchise Fund (Series I)
2021	5,843	43.56	to	43.56	254,491	—	to	—	—	to	—	11.93	to	11.93
2020	7,864	38.91	to	38.91	306,038	—	to	—	0.07	to	0.07	42.35	to	42.35
2019	7,974	27.34	to	27.34	217,971	—	to	—	—	to	—	36.76	to	36.76
2018	9,626	19.99	to	19.99	192,425	—	to	—	—	to	—	(3.62)	to	(3.62)
2017	13,009	20.74	to	20.74	269,812	—	to	—	0.08	to	0.08	27.34	to	27.34

SA-91

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. American Value Fund (Series II)
2021	11,198	$29.71	to	$29.71	$332,732	—%	to	—%	0.24%	to	0.24%	27.62%	to	27.62%
2020	11,428	23.28	to	23.28	266,071	—	to	—	0.64	to	0.64	0.86	to	0.86
2019	12,879	23.08	to	23.08	297,298	—	to	—	0.46	to	0.46	24.71	to	24.71
2018	13,124	18.51	to	18.51	242,923	—	to	—	0.18	to	0.18	(12.87)	to	(12.87)
2017	50,028	21.24	to	21.24	1,062,773	—	to	—	0.60	to	0.60	9.68	to	9.68

Invesco V.I. Balanced-Risk Allocation Fund (Series I)
2021	32,126	20.35	to	20.35	653,667	—	to	—	3.18	to	3.18	9.54	to	9.54
2020	33,381	18.57	to	18.57	620,022	—	to	—	8.08	to	8.08	10.22	to	10.22
2019	33,652	16.85	to	16.85	567,068	—	to	—	—	to	—	15.21	to	15.21
2018	36,831	14.63	to	14.63	538,730	—	to	—	1.54	to	1.54	(6.46)	to	(6.46)
2017	44,309	15.64	to	15.64	692,861	—	to	—	3.50	to	3.50	10.16	to	10.16

Invesco V.I. Comstock Fund (Series II)
2021	27,967	35.94	to	35.94	1,005,194	—	to	—	1.64	to	1.64	33.04	to	33.04
2020	28,635	27.02	to	27.02	773,594	—	to	—	2.22	to	2.22	(1.09)	to	(1.09)
2019	27,996	27.31	to	27.31	764,655	—	to	—	1.72	to	1.72	24.94	to	24.94
2018	28,836	21.86	to	21.86	630,377	—	to	—	1.45	to	1.45	(12.37)	to	(12.37)
2017	31,034	24.95	to	24.95	774,153	—	to	—	1.95	to	1.95	17.57	to	17.57

Invesco V.I. Core Equity Fund (Series I)
2021	3,212	48.96	to	48.96	157,249	—	to	—	0.63	to	0.63	27.74	to	27.74
2020	3,673	38.33	to	38.33	140,759	—	to	—	1.35	to	1.35	13.85	to	13.85
2019	3,928	33.66	to	33.66	132,226	—	to	—	0.91	to	0.91	28.96	to	28.96
2018	5,040	26.10	to	26.10	131,571	—	to	—	0.88	to	0.88	(9.39)	to	(9.39)
2017	5,520	28.81	to	28.81	159,038	—	to	—	1.02	to	1.02	13.17	to	13.17

Invesco V.I. International Growth Fund (Series I)
2021	18,675	20.13	to	20.13	375,845	—	to	—	1.23	to	1.23	5.89	to	5.89
2020	20,613	19.01	to	19.01	391,774	—	to	—	2.62	to	2.62	14.00	to	14.00
2019	18,727	16.67	to	16.67	312,235	—	to	—	1.60	to	1.60	28.57	to	28.57
2018	19,054	12.97	to	12.97	247,089	—	to	—	2.04	to	2.04	(14.98)	to	(14.98)
2017	20,687	15.25	to	15.25	315,515	—	to	—	1.39	to	1.39	23.00	to	23.00

Invesco V.I. Main Street Mid Cap Fund® (Series I)
2021	23,575	47.22	to	47.22	1,113,101	—	to	—	0.44	to	0.44	23.24	to	23.24
2020	25,461	38.31	to	38.31	975,431	—	to	—	0.72	to	0.72	9.25	to	9.25
2019	29,786	35.07	to	35.07	1,044,527	—	to	—	0.44	to	0.44	25.28	to	25.28
2018	41,302	27.99	to	27.99	1,156,147	—	to	—	0.51	to	0.51	(11.35)	to	(11.35)
2017	43,154	31.58	to	31.58	1,362,644	—	to	—	0.51	to	0.51	14.92	to	14.92

Invesco V.I. Small Cap Equity Fund (Series I)
2021	21,354	43.68	to	43.68	932,744	—	to	—	0.17	to	0.17	20.40	to	20.40
2020	21,395	36.28	to	36.28	776,166	—	to	—	0.36	to	0.36	27.24	to	27.24
2019	23,426	28.51	to	28.51	667,906	—	to	—	—	to	—	26.60	to	26.60
2018	24,164	22.52	to	22.52	544,188	—	to	—	—	to	—	(15.08)	to	(15.08)
2017	24,883	26.52	to	26.52	659,876	—	to	—	—	to	—	14.06	to	14.06

Lord Abbett Bond Debenture Portfolio (Class VC)
2021	35,820	24.52	to	24.52	878,412	—	to	—	3.31	to	3.31	3.28	to	3.28
2020	31,560	23.74	to	23.74	749,370	—	to	—	4.03	to	4.03	7.30	to	7.30
2019	27,600	22.13	to	22.13	610,748	—	to	—	3.84	to	3.84	13.35	to	13.35
2018	30,478	19.52	to	19.52	594,973	—	to	—	3.92	to	3.92	(4.02)	to	(4.02)
2017	39,635	20.34	to	20.34	806,130	—	to	—	4.15	to	4.15	9.21	to	9.21

SA-92

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Lord Abbett Dividend Growth Portfolio (Class VC)
2021	47,365	$46.62	to	$46.62	$2,208,245	—%	to	—%	0.72%	to	0.72%	25.62%	to	25.62%
2020	46,934	37.11	to	37.11	1,741,870	—	to	—	0.98	to	0.98	15.42	to	15.42
2019	51,196	32.16	to	32.16	1,646,287	—	to	—	1.59	to	1.59	26.45	to	26.45
2018	55,946	25.43	to	25.43	1,422,775	—	to	—	1.82	to	1.82	(4.67)	to	(4.67)
2017	59,309	26.68	to	26.68	1,582,209	—	to	—	1.77	to	1.77	19.12	to	19.12

Lord Abbett Growth and Income Portfolio (Class VC)
2021	29,464	33.07	to	33.07	974,286	—	to	—	1.08	to	1.08	29.02	to	29.02
2020	29,656	25.63	to	25.63	760,075	—	to	—	1.70	to	1.70	2.70	to	2.70
2019	32,632	24.96	to	24.96	814,373	—	to	—	1.69	to	1.69	22.49	to	22.49
2018	33,661	20.37	to	20.37	685,810	—	to	—	1.41	to	1.41	(8.14)	to	(8.14)
2017	33,850	22.18	to	22.18	750,805	—	to	—	1.39	to	1.39	13.38	to	13.38

MFS® Investors Trust Series (Initial Class)
2021	5,289	50.56	to	50.56	267,425	—	to	—	0.63	to	0.63	26.81	to	26.81
2020	5,637	39.87	to	39.87	224,738	—	to	—	0.64	to	0.64	13.87	to	13.87
2019	5,802	35.01	to	35.01	203,172	—	to	—	0.68	to	0.68	31.58	to	31.58
2018	5,613	26.61	to	26.61	149,358	—	to	—	0.64	to	0.64	(5.49)	to	(5.49)
2017	5,642	28.16	to	28.16	158,851	—	to	—	0.73	to	0.73	23.35	to	23.35

MFS® New Discovery Series (Initial Class)
2021	10,915	85.38	to	85.38	931,895	—	to	—	—	to	—	1.80	to	1.80
2020	11,051	83.87	to	83.87	926,803	—	to	—	—	to	—	45.89	to	45.89
2019	12,323	57.49	to	57.49	708,434	—	to	—	—	to	—	41.70	to	41.70
2018	12,202	40.57	to	40.57	495,022	—	to	—	—	to	—	(1.48)	to	(1.48)
2017	12,138	41.18	to	41.18	499,825	—	to	—	—	to	—	26.65	to	26.65

MFS® Total Return Bond Series (Initial Class)
2021	76,771	19.16	to	19.16	1,471,140	—	to	—	2.70	to	2.70	(0.81)	to	(0.81)
2020	81,691	19.32	to	19.32	1,578,272	—	to	—	3.77	to	3.77	8.47	to	8.47
2019	81,449	17.81	to	17.81	1,450,732	—	to	—	3.38	to	3.38	10.21	to	10.21
2018	90,222	16.16	to	16.16	1,458,176	—	to	—	3.28	to	3.28	(1.09)	to	(1.09)
2017	91,017	16.34	to	16.34	1,487,174	—	to	—	3.38	to	3.38	4.46	to	4.46

MFS® Total Return Series (Initial Class)
2021	91,007	36.94	to	36.94	3,361,471	—	to	—	1.79	to	1.79	14.12	to	14.12
2020	100,302	32.37	to	32.37	3,246,522	—	to	—	2.28	to	2.28	9.81	to	9.81
2019	108,387	29.47	to	29.47	3,194,686	—	to	—	2.34	to	2.34	20.38	to	20.38
2018	114,149	24.48	to	24.48	2,794,833	—	to	—	2.20	to	2.20	(5.61)	to	(5.61)
2017	117,455	25.94	to	25.94	3,046,728	—	to	—	2.34	to	2.34	12.30	to	12.30

MFS® Value Series (Initial Class)
2021	26,949	35.44	to	35.44	955,109	—	to	—	1.34	to	1.34	25.45	to	25.45
2020	28,895	28.25	to	28.25	816,312	—	to	—	1.58	to	1.58	3.48	to	3.48
2019	28,547	27.30	to	27.30	779,406	—	to	—	2.07	to	2.07	29.80	to	29.80
2018	33,611	21.03	to	21.03	706,969	—	to	—	1.51	to	1.51	(10.09)	to	(10.09)
2017	38,566	23.39	to	23.39	902,195	—	to	—	1.94	to	1.94	17.65	to	17.65

Invesco V.I. Capital Appreciation Fund (Series II)
2021	8,484	49.53	to	49.53	420,210	—	to	—	—	to	—	22.28	to	22.28
2020	9,414	40.50	to	40.50	381,294	—	to	—	—	to	—	36.24	to	36.24
2019	10,098	29.73	to	29.73	300,221	—	to	—	—	to	—	35.85	to	35.85
2018	10,852	21.88	to	21.88	237,485	—	to	—	—	to	—	(5.96)	to	(5.96)
2017	14,129	23.27	to	23.27	328,792	—	to	—	0.01	to	0.01	26.50	to	26.50

SA-93

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. Global Fund (Series II)
2021	41,670	$43.34	to	$43.34	$1,805,921	—%	to	—%	—%	to	—%	15.17%	to	15.17%
2020	40,166	37.63	to	37.63	1,511,448	—	to	—	0.41	to	0.41	27.34	to	27.34
2019	60,639	29.55	to	29.55	1,791,984	—	to	—	0.66	to	0.66	31.45	to	31.45
2018	65,578	22.48	to	22.48	1,474,234	—	to	—	0.74	to	0.74	(13.39)	to	(13.39)
2017	69,472	25.96	to	25.96	1,803,271	—	to	—	0.73	to	0.73	36.32	to	36.32

Invesco V.I. Main Street Fund® (Series II)
2021	6,815	44.56	to	44.56	303,714	—	to	—	0.52	to	0.52	27.23	to	27.23
2020	6,780	35.03	to	35.03	237,482	—	to	—	1.10	to	1.10	13.69	to	13.69
2019	7,877	30.81	to	30.81	242,671	—	to	—	0.75	to	0.75	31.74	to	31.74
2018	7,143	23.39	to	23.39	167,048	—	to	—	0.94	to	0.94	(8.10)	to	(8.10)
2017	7,704	25.45	to	25.45	196,029	—	to	—	0.94	to	0.94	16.63	to	16.63

Invesco V.I. Main Street Small Cap Fund® (Series II)
2021	10,347	43.15	to	43.15	446,462	—	to	—	0.17	to	0.17	22.26	to	22.26
2020	11,461	35.29	to	35.29	404,484	—	to	—	0.31	to	0.31	19.64	to	19.64
2019	5,869	29.50	to	29.50	173,123	—	to	—	—	to	—	26.13	to	26.13
2018	5,181	23.39	to	23.39	121,174	—	to	—	0.06	to	0.06	(10.54)	to	(10.54)
2017	8,776	26.14	to	26.14	229,432	—	to	—	0.64	to	0.64	13.91	to	13.91

Putnam VT Small Cap Growth Fund (Class IB)
2021	14,111	70.85	to	70.85	999,760	—	to	—	—	to	—	13.87	to	13.87
2020	15,969	62.22	to	62.22	993,614	—	to	—	—	to	—	48.37	to	48.37
2019	18,416	41.94	to	41.94	772,322	—	to	—	—	to	—	37.45	to	37.45
2018	20,084	30.51	to	30.51	612,795	—	to	—	—	to	—	(13.84)	to	(13.84)
2017	21,309	35.41	to	35.41	754,602	—	to	—	0.48	to	0.48	7.93	to	7.93

Putnam VT Diversified Income Fund (Class IA)
2021	2,199	35.15	to	35.15	77,311	—	to	—	0.93	to	0.93	(6.73)	to	(6.73)
2020	2,329	37.69	to	37.69	87,778	—	to	—	8.00	to	8.00	(0.76)	to	(0.76)
2019	2,632	37.98	to	37.98	99,964	—	to	—	3.57	to	3.57	11.56	to	11.56
2018	2,831	34.04	to	34.04	96,376	—	to	—	4.49	to	4.49	(0.74)	to	(0.74)
2017	3,153	34.30	to	34.30	108,138	—	to	—	5.93	to	5.93	7.42	to	7.42

Putnam VT Large Cap Value Fund (Class IA)
2021	216,272	61.29	to	61.29	13,254,951	—	to	—	1.38	to	1.38	27.62	to	27.62
2020	246,514	48.02	to	48.02	11,838,753	—	to	—	1.98	to	1.98	6.06	to	6.06
2019	274,250	45.28	to	45.28	12,418,577	—	to	—	2.30	to	2.30	30.73	to	30.73
2018	313,765	34.64	to	34.64	10,868,014	—	to	—	0.91	to	0.91	(8.27)	to	(8.27)
2017	350,117	37.76	to	37.76	13,220,894	—	to	—	0.04	to	0.04	19.06	to	19.06

Putnam VT Global Asset Allocation Fund (Class IA)
2021	12,713	80.69	to	80.69	1,025,860	—	to	—	0.93	to	0.93	14.25	to	14.25
2020	15,139	70.63	to	70.63	1,069,204	—	to	—	2.13	to	2.13	12.58	to	12.58
2019	16,245	62.73	to	62.73	1,019,073	—	to	—	1.73	to	1.73	17.42	to	17.42
2018	17,033	53.43	to	53.43	910,035	—	to	—	2.15	to	2.15	(7.02)	to	(7.02)
2017	18,998	57.46	to	57.46	1,091,701	—	to	—	1.70	to	1.70	15.67	to	15.67

Putnam VT Focused International Equity Fund (Class IA)
2021	74,800	70.53	to	70.53	5,275,463	—	to	—	0.97	to	0.97	12.84	to	12.84
2020	79,030	62.50	to	62.50	4,939,462	—	to	—	0.41	to	0.41	10.32	to	10.32
2019	91,494	56.66	to	56.66	5,183,729	—	to	—	0.00 (1)	to	0.00 (1)	26.92	to	26.92
2018	92,423	44.64	to	44.64	4,125,614	—	to	—	0.57	to	0.57	(12.21)	to	(12.21)
2017	102,106	50.85	to	50.85	5,191,892	—	to	—	1.63	to	1.63	28.71	to	28.71

SA-94

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Global Health Care Fund (Class IA)
2021	2,990	$68.82	to	$68.82	$205,756	—%	to	—%	1.28%	to	1.28%	19.77%	to	19.77%
2020	3,330	57.46	to	57.46	191,352	—	to	—	0.71	to	0.71	16.47	to	16.47
2019	3,951	49.34	to	49.34	194,922	—	to	—	0.27	to	0.27	30.58	to	30.58
2018	5,102	37.78	to	37.78	192,756	—	to	—	1.22	to	1.22	(0.29)	to	(0.29)
2017	6,021	37.89	to	37.89	228,147	—	to	—	0.77	to	0.77	15.60	to	15.60

Putnam VT High Yield Fund (Class IA)
2021	48,883	62.28	to	62.28	3,044,417	—	to	—	4.89	to	4.89	5.20	to	5.20
2020	48,565	59.20	to	59.20	2,875,123	—	to	—	5.84	to	5.84	5.50	to	5.50
2019	49,363	56.11	to	56.11	2,769,970	—	to	—	6.06	to	6.06	14.55	to	14.55
2018	54,392	48.99	to	48.99	2,664,486	—	to	—	5.99	to	5.99	(3.59)	to	(3.59)
2017	58,596	50.81	to	50.81	2,977,312	—	to	—	6.24	to	6.24	7.22	to	7.22

Putnam VT Income Fund (Class IA)
2021	42,734	43.21	to	43.21	1,846,507	—	to	—	1.64	to	1.64	(4.44)	to	(4.44)
2020	45,975	45.21	to	45.21	2,078,741	—	to	—	5.06	to	5.06	6.01	to	6.01
2019	55,755	42.65	to	42.65	2,378,031	—	to	—	3.43	to	3.43	12.24	to	12.24
2018	62,835	38.00	to	38.00	2,387,615	—	to	—	3.39	to	3.39	0.37	to	0.37
2017	71,479	37.86	to	37.86	2,706,085	—	to	—	4.50	to	4.50	5.90	to	5.90

Putnam VT International Equity Fund (Class IA)
2021	95,268	32.15	to	32.15	3,062,755	—	to	—	1.39	to	1.39	9.09	to	9.09
2020	107,760	29.47	to	29.47	3,175,681	—	to	—	1.80	to	1.80	12.35	to	12.35
2019	109,543	26.23	to	26.23	2,873,389	—	to	—	1.67	to	1.67	25.55	to	25.55
2018	126,979	20.89	to	20.89	2,652,904	—	to	—	1.59	to	1.59	(18.95)	to	(18.95)
2017	128,358	25.78	to	25.78	3,308,541	—	to	—	2.75	to	2.75	26.93	to	26.93

Putnam VT Emerging Markets Equity Fund (Class IA)
2021	1,686	32.56	to	32.56	54,900	—	to	—	0.70	to	0.70	(3.94)	to	(3.94)
2020	1,785	33.90	to	33.90	60,497	—	to	—	0.28	to	0.28	28.25	to	28.25
2019	1,942	26.43	to	26.43	51,332	—	to	—	—	to	—	25.21	to	25.21
2018	2,068	21.11	to	21.11	43,646	—	to	—	0.14	to	0.14	(18.40)	to	(18.40)
2017	2,352	25.87	to	25.87	60,850	—	to	—	1.28	to	1.28	35.37	to	35.37

Putnam VT International Value Fund (Class IA)
2021	1,126	28.47	to	28.47	32,053	—	to	—	2.17	to	2.17	15.28	to	15.28
2020	1,255	24.70	to	24.70	31,005	—	to	—	2.73	to	2.73	4.23	to	4.23
2019	1,381	23.69	to	23.69	32,727	—	to	—	2.92	to	2.92	20.44	to	20.44
2018	1,498	19.67	to	19.67	29,462	—	to	—	2.29	to	2.29	(17.38)	to	(17.38)
2017	1,676	23.81	to	23.81	39,915	—	to	—	1.69	to	1.69	25.06	to	25.06

Putnam VT Multi-Cap Core Fund (Class IA)
2021	3,452	49.14	to	49.14	169,614	—	to	—	0.82	to	0.82	31.32	to	31.32
2020	3,503	37.42	to	37.42	131,088	—	to	—	1.17	to	1.17	17.64	to	17.64
2019	3,572	31.81	to	31.81	113,616	—	to	—	1.47	to	1.47	32.00	to	32.00
2018	4,431	24.10	to	24.10	106,765	—	to	—	1.34	to	1.34	(7.44)	to	(7.44)
2017	4,809	26.03	to	26.03	125,198	—	to	—	1.31	to	1.31	23.14	to	23.14

Putnam VT Government Money Market Fund (Class IA)
2021	3,685	1.88	to	1.88	6,911	—	to	—	0.01	to	0.01	0.00 (1)	to	0.00 (1)
2020	3,774	1.88	to	1.88	7,078	—	to	—	0.26	to	0.26	0.23	to	0.23
2019	4,430	1.87	to	1.87	8,288	—	to	—	1.81	to	1.81	1.80	to	1.80
2018	5,273	1.84	to	1.84	9,691	—	to	—	1.41	to	1.41	1.43	to	1.43
2017	6,092	1.81	to	1.81	11,039	—	to	—	0.46	to	0.46	0.48	to	0.48

SA-95

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Sustainable Leaders Fund (Class IA)
2021	100,100	$132.30	to	$132.30	$13,242,695	—%	to	—%	0.34%	to	0.34%	23.84%	to	23.84%
2020	109,953	106.83	to	106.83	11,746,124	—	to	—	0.63	to	0.63	29.06	to	29.06
2019	119,893	82.77	to	82.77	9,923,786	—	to	—	0.68	to	0.68	36.72	to	36.72
2018	130,693	60.54	to	60.54	7,912,323	—	to	—	0.01	to	0.01	(1.28)	to	(1.28)
2017	142,179	61.33	to	61.33	8,719,439	—	to	—	0.83	to	0.83	29.55	to	29.55

Putnam VT Small Cap Value Fund (Class IB)
2021	27,552	31.88	to	31.88	878,397	—	to	—	0.72	to	0.72	39.90	to	39.90
2020	27,344	22.79	to	22.79	623,128	—	to	—	1.07	to	1.07	3.96	to	3.96
2019	29,504	21.92	to	21.92	646,710	—	to	—	0.65	to	0.65	24.24	to	24.24
2018	30,325	17.64	to	17.64	535,017	—	to	—	0.39	to	0.39	(19.93)	to	(19.93)
2017	30,252	22.03	to	22.03	666,556	—	to	—	0.69	to	0.69	7.87	to	7.87

Templeton Foreign VIP Fund (Class 2)
2021	11,754	23.21	to	23.21	272,819	—	to	—	1.83	to	1.83	4.16	to	4.16
2020	11,933	22.28	to	22.28	265,914	—	to	—	3.64	to	3.64	(1.16)	to	(1.16)
2019	15,114	22.54	to	22.54	340,747	—	to	—	1.88	to	1.88	12.53	to	12.53
2018	18,097	20.03	to	20.03	362,571	—	to	—	2.67	to	2.67	(15.44)	to	(15.44)
2017	18,350	23.69	to	23.69	434,770	—	to	—	2.59	to	2.59	16.69	to	16.69

Templeton Global Bond VIP Fund (Class 2)
2021	82,103	17.61	to	17.61	1,446,116	—	to	—	—	to	—	(4.99)	to	(4.99)
2020	89,604	18.54	to	18.54	1,661,184	—	to	—	8.28	to	8.28	(5.28)	to	(5.28)
2019	96,446	19.57	to	19.57	1,887,708	—	to	—	7.00	to	7.00	2.01	to	2.01
2018	109,702	19.19	to	19.19	2,104,786	—	to	—	—	to	—	1.94	to	1.94
2017	108,242	18.82	to	18.82	2,037,299	—	to	—	—	to	—	1.93	to	1.93

Templeton Growth VIP Fund (Class 2)
2021	22,362	18.37	to	18.37	410,851	—	to	—	1.11	to	1.11	4.87	to	4.87
2020	23,537	17.52	to	17.52	412,344	—	to	—	3.00	to	3.00	5.80	to	5.80
2019	24,103	16.56	to	16.56	399,115	—	to	—	2.76	to	2.76	15.15	to	15.15
2018	24,545	14.38	to	14.38	352,952	—	to	—	1.98	to	1.98	(14.85)	to	(14.85)
2017	24,759	16.89	to	16.89	418,114	—	to	—	1.62	to	1.62	18.50	to	18.50

Morgan Stanley VIF Discovery Portfolio (Class II)
2021	15,107	71.33	to	71.33	1,077,586	—	to	—	—	to	—	(11.19)	to	(11.19)
2020	13,479	80.32	to	80.32	1,082,681	—	to	—	—	to	—	152.04	to	152.04
2019	6,508	31.87	to	31.87	207,395	—	to	—	—	to	—	39.97	to	39.97
2018	6,918	22.77	to	22.77	157,521	—	to	—	—	to	—	10.53	to	10.53
2017	7,581	20.60	to	20.60	156,158	—	to	—	—	to	—	38.60	to	38.60

Putnam VT Growth Opportunities Fund (Class IA)
2021	757,819	33.33	to	33.33	25,256,586	—	to	—	—	to	—	23.00	to	23.00
2020	861,286	27.10	to	27.10	23,337,147	—	to	—	0.25	to	0.25	39.09	to	39.09
2019	938,854	19.48	to	19.48	18,289,975	—	to	—	0.37	to	0.37	37.11	to	37.11
2018	1,097,874	14.21	to	14.21	15,599,040	—	to	—	0.06	to	0.06	2.60	to	2.60
2017	1,207,831	13.85	to	13.85	16,726,088	—	to	—	0.14	to	0.14	31.30	to	31.30

BlackRock S&P 500 Index V.I. Fund (Class I) (available April 20, 2018)
2021	1,198,751	18.82	to	18.82	22,558,802	—	to	—	1.30	to	1.30	28.53	to	28.53
2020	1,313,704	14.64	to	14.64	19,233,751	—	to	—	1.72	to	1.72	18.24	to	18.24
2019	1,837,640	12.38	to	12.38	22,754,282	—	to	—	2.71	to	2.71	31.34	to	31.34
2018	1,530,748	9.43	to	9.43	14,431,101	—	to	—	0.99	to	0.99	(4.93)	to	(4.93)
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—

SA-96

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Equity-Income Portfolio (Service Class 2)
2021	24,978	$34.45	to	$34.45	$860,459	—%	to	—%	1.65%	to	1.65%	24.60%	to	24.60%
2020	26,727	27.65	to	27.65	738,898	—	to	—	1.66	to	1.66	6.44	to	6.44
2019	27,227	25.97	to	25.97	707,178	—	to	—	1.74	to	1.74	27.11	to	27.11
2018	31,531	20.43	to	20.43	644,314	—	to	—	2.12	to	2.12	(8.54)	to	(8.54)
2017	31,290	22.34	to	22.34	699,081	—	to	—	1.56	to	1.56	12.65	to	12.65

Putnam VT Diversified Income Fund (Class IB)
2021	11,501	16.47	to	16.47	189,440	—	to	—	0.64	to	0.64	(6.95)	to	(6.95)
2020	11,406	17.70	to	17.70	201,910	—	to	—	7.99	to	7.99	(0.90)	to	(0.90)
2019	12,887	17.86	to	17.86	230,203	—	to	—	3.31	to	3.31	11.23	to	11.23
2018	13,415	16.06	to	16.06	215,436	—	to	—	4.30	to	4.30	(0.98)	to	(0.98)
2017	16,296	16.22	to	16.22	264,305	—	to	—	5.84	to	5.84	7.12	to	7.12

Putnam VT Large Cap Value Fund (Class IB)
2021	21,952	62.00	to	62.00	1,361,113	—	to	—	1.18	to	1.18	27.30	to	27.30
2020	21,959	48.71	to	48.71	1,069,536	—	to	—	1.78	to	1.78	5.80	to	5.80
2019	24,170	46.03	to	46.03	1,112,681	—	to	—	2.02	to	2.02	30.40	to	30.40
2018	31,130	35.30	to	35.30	1,098,951	—	to	—	0.69	to	0.69	(8.49)	to	(8.49)
2017	34,359	38.58	to	38.58	1,325,429	—	to	—	1.21	to	1.21	18.77	to	18.77

Putnam VT Focused International Equity Fund (Class IB)
2021	624	40.26	to	40.26	25,123	—	to	—	0.75	to	0.75	12.58	to	12.58
2020	640	35.76	to	35.76	22,870	—	to	—	0.19	to	0.19	10.07	to	10.07
2019	932	32.49	to	32.49	30,289	—	to	—	—	to	—	26.60	to	26.60
2018	1,254	25.66	to	25.66	32,178	—	to	—	0.32	to	0.32	(12.43)	to	(12.43)
2017	1,445	29.31	to	29.31	42,347	—	to	—	1.39	to	1.39	28.38	to	28.38

Putnam VT High Yield Fund (Class IB)
2021	25,610	32.87	to	32.87	841,906	—	to	—	4.60	to	4.60	4.98	to	4.98
2020	25,286	31.32	to	31.32	791,852	—	to	—	5.81	to	5.81	5.21	to	5.21
2019	28,162	29.77	to	29.77	838,290	—	to	—	5.74	to	5.74	14.40	to	14.40
2018	28,093	26.02	to	26.02	731,013	—	to	—	5.66	to	5.66	(4.07)	to	(4.07)
2017	30,695	27.12	to	27.12	832,555	—	to	—	5.88	to	5.88	6.98	to	6.98

Putnam VT Income Fund (Class IB)
2021	36,670	21.71	to	21.71	796,235	—	to	—	1.37	to	1.37	(4.58)	to	(4.58)
2020	36,260	22.76	to	22.76	825,180	—	to	—	4.68	to	4.68	5.73	to	5.73
2019	36,798	21.52	to	21.52	792,039	—	to	—	3.14	to	3.14	11.89	to	11.89
2018	37,587	19.24	to	19.24	723,022	—	to	—	3.00	to	3.00	0.20	to	0.20
2017	38,847	19.20	to	19.20	745,771	—	to	—	4.28	to	4.28	5.59	to	5.59

Putnam VT International Equity Fund (Class IB)
2021	13,960	30.32	to	30.32	423,301	—	to	—	1.21	to	1.21	8.82	to	8.82
2020	15,827	27.86	to	27.86	441,016	—	to	—	1.57	to	1.57	12.10	to	12.10
2019	15,830	24.86	to	24.86	393,488	—	to	—	1.35	to	1.35	25.15	to	25.15
2018	16,280	19.86	to	19.86	323,359	—	to	—	1.36	to	1.36	(19.11)	to	(19.11)
2017	16,183	24.56	to	24.56	397,367	—	to	—	2.11	to	2.11	26.58	to	26.58

Putnam VT Sustainable Leaders Fund (Class IB)
2021	1,257	79.03	to	79.03	99,339	—	to	—	0.16	to	0.16	23.53	to	23.53
2020	1,590	63.98	to	63.98	101,746	—	to	—	0.42	to	0.42	28.74	to	28.74
2019	1,582	49.69	to	49.69	78,632	—	to	—	0.44	to	0.44	36.36	to	36.36
2018	1,589	36.44	to	36.44	57,900	—	to	—	—	to	—	(1.53)	to	(1.53)
2017	1,622	37.01	to	37.01	60,031	—	to	—	0.63	to	0.63	29.22	to	29.22

SA-97

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Growth Opportunities Fund (Class IB)
2021	22,258	$33.33	to	$33.33	$741,944	—%	to	—%	—%	to	—%	22.65%	to	22.65%
2020	24,719	27.18	to	27.18	671,798	—	to	—	0.04	to	0.04	38.71	to	38.71
2019	29,179	19.59	to	19.59	571,708	—	to	—	0.13	to	0.13	36.74	to	36.74
2018	36,853	14.33	to	14.33	528,051	—	to	—	—	to	—	2.38	to	2.38
2017	37,137	14.00	to	14.00	519,747	—	to	—	0.10	to	0.10	30.90	to	30.90

Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
2021	15,656	17.37	to	17.37	271,975	—	to	—	—	to	—	19.10	to	19.10
2020	16,838	14.59	to	14.59	245,597	—	to	—	—	to	—	48.27	to	48.27
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—

*
These represent the annualized contract expenses of the Sub-Account for the period indicated and include only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**
These represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***
These represent the total return for the period indicated and reflect a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

#	Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
(1)	Amount is less than 0.01%.

7.    Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

SA-98

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2021 (Successor Company) and December 31, 2020 (Predecessor Company)
For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company), and the years ended December 31, 2020 and 2019 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-7
Consolidated Balance Sheets — As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-11
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments—Other Than Investments in Affiliates	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and the results of its operations and its cash flows for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company)in conformity with accounting principles generally accepted in the United States of America.
Emphasis of a Matter
As discussed in Note 1 to the financial statements, on June 30, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 8 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.
Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
The Company assumes via reinsurance fixed indexed annuity contracts with guaranteed lifetime withdrawal benefit riders. Certain fixed indexed annuity contracts contain a second notional account value which provides additional annuitization benefits. These features result in other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits. Additionally, fixed indexed annuity contracts with indexed-crediting rates include embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and discount rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable and amortization of VOBA included the following, among others:
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the Consolidated Financial Statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified the valuation of investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:
•We tested the effectiveness of management’s controls over the determination of fair value.
•We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.
•With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.
Assessment of the fair value of insurance contracts acquired in the business combination between Company's indirect owner, Hopmeadow Holdings GP LLC, and a subsidiary of Sixth Street — Refer to Note 1 to the Consolidated Financial Statements
Critical Audit Matter Description
On June 30, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger was accounted for using business combination accounting. Under this method, the purchase price paid by Sixth Street was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations. By the

application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on June 30, 2021.
Significant judgment was used to determine the appropriate assumptions used to estimate the fair value of the Company’s insurance contracts, resulting in VOBA and additional reserve liabilities. The principal assumptions include mortality, persistency, expenses, and discount rates.
We identified the assessment of the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities as a critical audit matter. Given the high level of estimation uncertainty of management’s assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities, included the following, among others:
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
•With the assistance of our valuation specialists, we compared the Company’s discount rate, to a discount rate that was independently developed using publicly available market data for comparable entities.
/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Revenues
Fee income and other	$410	$438	$741	$821
Earned premiums	31	24	35	42
Net investment income	498	534	816	924
Net realized capital losses	(20)	(242)	(74)	(275)
Amortization of deferred gains	—	26	53	59
Total revenues	919	780	1,571	1,571
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	285	375	626	760
Amortization of value of business acquired ("VOBA")	90	(43)	50	(25)
Insurance operating costs and other expenses	208	228	364	423
Other intangible asset amortization	3	3	6	5
Dividends to policyholders	2	1	60	5
Total benefits, losses and expenses	588	564	1,106	1,168
Income before income taxes	331	216	465	403
Income tax expense	51	30	66	44
Net income	$280	$186	$399	$359
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Net income	$280	$186	$399	$359
Other comprehensive income (loss) ("OCI"):
Change in net unrealized gain on fixed maturities	(10)	(275)	565	890
Change in net gain on cash flow hedging instruments	—	1	(1)	—
Change in foreign currency translation adjustments	—	—	—	(2)
OCI, net of tax	(10)	(274)	564	888
Comprehensive income (loss)	$270	$(88)	$963	$1,247
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company	Predecessor Company
(In millions, except for share data)	As of December 31, 2021	As of December 31, 2020
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $0 - Successor Company and $1 - Predecessor Company) (amortized cost of $20,986 - Successor Company and $13,137 - Predecessor Company)	$20,971	$14,875
Equity securities, at fair value	203	65
Mortgage loans (net of ACL of $12 - Successor Company and $17 - Predecessor Company)	2,131	2,092
Policy loans, at outstanding balance	1,484	1,452
Limited partnerships and other alternative investments	1,147	999
Other investments	26	24
Short-term investments	1,254	802
Total investments	27,216	20,309
Cash	49	40
Premiums receivable and agents’ balances, net	4	10
Reinsurance recoverables (net of ACL of $37 - Successor Company and $7 - Predecessor Company)	35,848	27,455
VOBA	479	586
Deferred income taxes, net	603	478
Goodwill and other intangible assets	161	40
Other assets	412	345
Separate account assets	111,592	109,625
Total assets	$176,364	$158,888
Liabilities
Reserve for future policy benefits	$21,698	$18,625
Other policyholder funds and benefits payable	32,622	25,307
Funds withheld liability	6,379	—
Other liabilities	1,920	2,146
Separate account liabilities	111,592	109,625
Total liabilities	174,211	155,703
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,877	1,761
Accumulated other comprehensive (loss) income, net of tax	(10)	1,281
Retained earnings	280	137
Total stockholder’s equity	2,153	3,185
Total liabilities and stockholder’s equity	$176,364	$158,888
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	280	280
Total other comprehensive loss	—	—	(10)	—	(10)
Balance, end of period	$6	$1,877	$(10)	$280	$2,153

For the Six Months Ended June 30, 2021 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contribution to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance, end of period	$6	$1,526	$1,007	$58	$2,597

For the Year Ended December 31, 2020 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Operating Activities
Net income	$280	$186	$399	$359
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital losses	20	242	74	275
Amortization of deferred reinsurance gain	—	(26)	(53)	(59)
Amortization of VOBA	90	(43)	50	(25)
Depreciation and amortization	102	38	69	51
Other operating activities, net	106	38	259	205
Change in assets and liabilities:
Increase in reinsurance recoverables	(63)	(134)	(331)	(272)
Decrease in deferred income taxes	138	29	54	51
Increase (decrease) for future policy benefits and unearned premiums	(40)	63	160	141
Net changes in other assets and other liabilities	(132)	51	185	(169)
Net payments for reinsurance transactions	(877)	—	—	—
Net cash (used for) provided by operating activities	(376)	444	866	557
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,976	1,622	2,824	3,498
Equity securities, at fair value	47	3	7	213
Mortgage loans	294	158	373	257
Partnerships	102	71	77	134
Payments for the purchase of:
Fixed maturities, available-for-sale	(1,974)	(1,197)	(2,866)	(2,589)
Equity securities, at fair value	(121)	(45)	(26)	(5)
Mortgage loans	(207)	(177)	(242)	(413)
Partnerships	(100)	(74)	(134)	(156)
Net proceeds from (payments for) repurchase agreements program	(11)	8	(16)	19
Net proceeds from (payments for) derivatives	(161)	(539)	143	(272)
Net increase (decrease) in policy loans	9	(32)	15	(26)
Net proceeds from (payments for) short-term investments	(314)	200	(234)	288
Other investing activities, net	—	—	(10)	8
Net cash provided by (used for) investing activities	540	(2)	(89)	956
Financing Activities
Deposits and other additions to investment and universal life-type contracts	872	1,001	1,971	2,168
Withdrawals and other deductions from investment and universal life-type contracts	(4,766)	(4,862)	(9,627)	(11,074)
Net transfers from separate accounts related to investment and universal life-type contracts	3,598	3,659	7,117	8,202
Net increase (decrease) in securities loaned or sold under agreements to repurchase	131	270	(7)	(204)
Dividend paid on shares outstanding	—	(265)	(319)	(700)
Return of capital to parent	—	(235)	—	—
Net cash used for financing activities	(165)	(432)	(865)	(1,608)
Foreign exchange rate effect on cash	—	—	—	2
Net increase (decrease) in cash	(1)	10	(88)	(93)
Cash — beginning of period	50	40	128	221
Cash — end of period	$49	$50	$40	$128
Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$(13)	$2	$—	$25
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its consolidated subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a provider of insurance and investment products in the United States of America ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation, and Hopmeadow Holdings, LP ("Hopmeadow Holdings," or "HHLP") are indirect parents of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On June 30, 2021, the Company's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into HHLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, Sixth Street obtained 100% control of TLI and its life and annuity operating subsidiaries for a total purchase price of approximately $2.25 billion, comprised of a $500 pre-closing dividend and cash of $1.734 billion. The merger was accounted for by using business combination accounting together with an election to apply pushdown accounting. Under this method, the purchase price paid by the investment firm was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. TL's financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the Agreement are labeled ("Predecessor Company") and the period subsequent to that date is labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of pushdown accounting, the financial statements for the period of July 1, 2021 to December 31, 2021, are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to Sixth Street's accounting policies and modified its presentation for certain transactions.
On September 17, 2021, the Company executed a flow reinsurance transaction with Lincoln National Corporation's ("Lincoln") insurance subsidiary, The Lincoln National Life Insurance Company. Under this reinsurance transaction, the Company coinsured a living benefit rider on variable annuity contracts issued by Lincoln between April 1, 2021 through June 30, 2022 up to a maximum of $1.5 billion of reinsured deposits. Lincoln will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz"). Pursuant to such agreement, the Company assumed 100% of a block of fixed indexed annuities ("FIA") and 5% of another block of FIAs on a coinsurance basis. Certain of the FIAs included living withdrawal benefits. The Company acquired general account assets to support the assumed reserves and paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. Under the reinsurance agreement, the Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. This reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $25 and will be recognized in income over the expected life of the underlying policies. Allianz will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into an affiliated reinsurance agreement with its parent TR Re. Pursuant to such reinsurance agreement, the Company generally ceded 50% of reserves related to variable annuity and payout annuity blocks, with 100% of certain variable annuity guarantees and certain structured settlement contracts ceded at a lesser quota share percentage. All but the Company’s terminal funding block was ceded on a modified coinsurance basis, with the pension risk transfer block ceded on a coinsurance with funds withheld basis. The reinsured business ceded was the Company's direct written business and was not previously assumed. This affiliate reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities for approximately $805 and will be recognized in income over the expected life of the underlying policies. The Company will continue to service and administer the policies as insurer of the reinsured block of business and will remain responsible for fulfilling its obligations to policyholders. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement.
On November 18, 2021, TLI received approval from the Connecticut Department of Insurance ("CTDOI") to contribute the Company to TR Re. On December 30, 2021, TLI contributed the Company to TR Re and TR Re subsequently became the Company's direct parent. TR Re was formed on June 28, 2021 and is an approved Class E insurer under the Bermuda Monetary Authority.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
In conjunction with the sale from The Hartford Financial Services Group ("The Hartford") in 2018, the Company entered into a five year transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services. In March 2019, the Company converted its existing transition services agreement for investment accounting services into an administrative service agreement, which expires in May 2023. The transition services agreement with The Hartford for the remaining services ended in 2020, as those services had fully transitioned to the Company.
COVID-19 Update
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy continues to affect companies across all industries. For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31 2020 (Predecessor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no material impact on the Company's results of operations attributable to the COVID-19 pandemic. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company continues to operate in a fully remote work environment with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include those used in determining estimated gross profits ("EGPs") used in the valuation and amortization of assets (including Value of Business Acquired ("VOBA") and liabilities associated with variable annuity, fixed indexed annuities and other universal life-type contracts, as well as any deferred reinsurance amounts; evaluation of credit losses on fixed maturities, available for sale ("AFS") and allowance for credit losses ("ACL") on mortgage loans; living benefits required to be fair valued; deferred gain or cost related to reinsurance transactions; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; evaluation of goodwill and other intangible assets for impairment; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company's business, results of operations and financial condition will depend on future developments that are highly uncertain.
Pushdown Accounting
The table below shows the main balance sheet line items impacted in pushdown accounting for the Sixth Street Acquisition, as of July 1, 2021:

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Cash and invested assets	$19,711
VOBA	565
Deferred income taxes	737
Goodwill	97
Other intangible assets	67
Reinsurance recoverables and other assets	29,442
Separate account assets	112,857
Total assets	163,476

Reserves for future policy benefits	21,122
Other policyholder funds and benefits payable	25,961
Other liabilities	1,653
Separate account liabilities	112,857
Total liabilities	161,593

Equity	1,883
Total liabilities and stockholder's equity	$163,476

The Successor Company's assets and liabilities are recognized based on Sixth Street's accounting basis, with an offset to additional paid-in capital. In addition, retained earnings and accumulated other comprehensive income ("AOCI") of the Predecessor Company are not carried forward, as a new basis of accounting has been established.
Goodwill
Goodwill represents the excess of the acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at the entity or reporting unit level annually or when events or circumstances arise, such as adverse changes in the business climate, that would more likely than not reduce the fair value of the entity or a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment testing contains both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors in order to determine whether it is more likely than not that the fair value of the entity or a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the entity or reporting unit is less than its carrying amount, we then perform the impairment evaluation using a more detailed quantitative assessment. If the carrying values of the entity or reporting units were to exceed their fair value under that quantitative assessment, the amount of the impairment would be calculated and goodwill would be adjusted accordingly. The Company could directly perform this quantitative assessment, bypassing the qualitative assessment and perform a quantitative impairment test.
For a discussion of goodwill from the Sixth Street Acquisition, see Note 7 - Goodwill and Other Intangible Assets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consist of internally developed software amortized over a period not to exceed seven years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of indefinitely lived intangibles is less than the carrying value.
Investments
In pushdown accounting, the acquired investments are recorded at fair value through adjustments to additional paid-in capital at the acquisition date.
Value of Business Acquired/Additional Reserves
In conjunction with the acquisition of the Company, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the Sixth Street Acquisition. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including equity market returns, mortality, persistency, expenses, discount rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. In pushdown accounting these liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability in reserves for future policy benefits and other policyholder funds and benefits payable. The additional liability is amortized to income over the life of the underlying policies.
Adoption of New Accounting Standards
Financial Instruments - Credit Losses
On January 1, 2020, the Company adopted Accounting Standards Update ("ASU") 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, ("ASU 2016-13", or "CECL") together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an ACL is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments ("OTTI"); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11 million, after tax, primarily related to the Company's mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax assets	3
Net decrease to retained earnings	$(11)
Future Adoption of New Accounting Standards
Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The Financial Accounting Standards Board ("FASB") issued ASU 2021-08 Accounting for Contract Assets and Contract Liabilities from Contracts with Customers in October 2021, which requires acquiring entities to apply Topic 606, Revenue from Contracts with Customers upon recognizing and measuring contract assets and liabilities in a business combination. This update is intended to improve comparability after a business combination, by providing consistent recognition and measurement of revenue contracts with customers acquired and not acquired in a business combination. ASU 2021-08 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The amendments in this ASU should be applied prospectively. We expect to adopt the provisions of this ASU in the first quarter of 2023 and do not expect it to have a material impact on the Company.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") in August 2018, which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits ("LFPB"), by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact on the Company's operations and financial results. While it is not possible to reasonably estimate the expected impact of the new standard at this time due to the nature and extent of the required changes to a significant portion of the Company’s operations, we anticipate an increase to AOCI, upon adoption. This is due to the application and pushdown of purchase accounting associated with the Sixth Street Acquisition, which employed lower discount rates for the fair value calculations than the required discount rates to value the cash flows on the insurance liabilities under the new guidance. This standard represents a significant change from existing U.S. GAAP, however, it does not change the underlying economics of the business or its related cash flows. The Company has a transition date, the date of the Sixth Street Acquisition, and selected the modified retrospective transition method, with the potential exception of market risk benefits ("MRB"), which are required to be adopted on a retrospective basis. Additionally, the Company is reviewing the impact of its recent reinsurance transactions under the new standard.
As part of working toward implementation of the updated standard, the Company has made progress on key accounting policy decisions, including processes to identify insurance policy groupings for LFPB measurement, applicable discount rates, development of liability cash flow and claim expense assumptions, and VOBA amortization methodology. Long duration insurance contracts issued by the Company will be grouped into separate cohorts based on the product type and annual contract issue date.
Cash flow assumptions underlying insurance liabilities will be evaluated at least annually in the same fiscal quarter each year as to whether an update is needed. Under the new guidance, the Company will update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in net income. Cash flows are required to be discounted with an upper-medium grade (or low credit risk) fixed-income instrument yields, with the effect of discount rate changes on the liability recorded in OCI. The discount rate utilized is intended to reflect the duration characteristics of the corresponding insurance liabilities. The Company will obtain yield curves and spreads for a range of tenors to determine spot yields to discount the cash flows of the insurance liabilities as of each valuation date. This is a change from current U.S. GAAP which utilizes assumptions, including discount rates "locked in" at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company currently offers and assumes certain guarantees and product features on variable annuity and FIA products, which protect the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk.These MRB features are required to be measured at fair value with changes in fair value recorded in net income, with the exception of the changes in MRB liabilities attributable to a change in an entity's nonperformance risk, which is required to be recognized in OCI. For any assumed products, the portion of the change in MRBs attributable to changes in the reinsurer's nonperformance risk is recognized in income. The Company will maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the MRBs upon adoption.

VOBA and other balances are expected to be amortized on a constant-level basis over the expected remaining term of the related contracts. As annuities do not have a face amount, the constant level basis used is expected to be based on the number of policies in-force.
Additionally, ASU 2018-12 requires certain enhanced presentation and disclosures including disaggregated rollforwards for LFPB, policyholder account balances, MRBs, separate account liabilities, deferred acquisition costs, and information about significant inputs, judgments and methods used in the measurement.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, FIAs and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under U.S. GAAP in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds generally on a one-month lag. Accordingly, income for period of July 1, 2021 to December 31, 2021 (Successor Company) and the period of January 1, 2021 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively, may not include the full impact of current year changes in valuation of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both freestanding and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities, AFS and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020, the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

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1. Basis of Presentation and Significant Accounting Policies (continued)
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivatives of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to

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continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments, and has previously issued and assumed via reinsurance financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. In ceding risks, the Company uses yearly renewable term, coinsurance and modified coinsurance arrangements and variation thereof. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company's ceded affiliated reinsurance arrangements are on a modified coinsurance and a coinsurance with funds withheld basis. Under modified coinsurance arrangements, both the ceded reserves and the investment assets that support the reserves are retained by the Company and profit and loss with respect to the obligations and investment returns flow through periodic net settlements. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer, however, investment assets that support the reserves are retained by the Company, and profit and loss with respect to only the investment returns flow through periodic net settlements. Both modified coinsurance and coinsurance with funds withheld arrangements require the Company to establish segregated accounts in which the assets supporting the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
ceded obligations are maintained. A funds withheld liability is established which represents the fair value of investment assets segregated under modified coinsurance or coinsurance with funds withheld reinsurance arrangements.
The funds withheld liability is comprised of a host contract and an embedded derivative. For ceded reinsurance agreements, the Company has an obligation to pay the total return on the assets supporting the funds withheld liability. Interest accrues at a risk-free rate on the host contract and is recorded as net investment income in the Consolidated Statements of Operations. The embedded derivative is similar to a total return swap on the income generated by the underlying assets held by the Company. The change in the embedded derivative is recorded in net realized capital gains (losses).
The Company also cedes to and assumes from other insurers on coinsurance arrangements. Under coinsurance arrangements, reserves and investment assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer will hold the assets supporting the reserves in a trust for the benefit of the ceding insurer.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions. The deferred gain on or cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We generally have the right of offset on reinsurance contracts, but have elected to present balances due to and due from reinsurance counterparties on a gross basis on the financial statements.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Value of Business Acquired
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly.
The Company also uses the present value of EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death benefits, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
In the third quarter of 2021, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
All assumption changes that affect the estimate of future EGPs including the update of current account values and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA, death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features. These features include guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, secondary guarantee benefits offered with universal life insurance contracts, as well as GLWB riders and guaranteed annuitization benefits offered by assumed FIA contracts. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GLWBs on FIA contracts allow guaranteed lifetime withdrawals even if account value is otherwise insufficient. Certain FIA contracts contain a second notional account value which provides additional annuitization benefits. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to assumed market rates of return and assumptions including volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Value of Business Acquired accounting policy section within this footnote.
The Company reinsures a majority of its in-force GMDB and GMWB and all of its universal life insurance secondary guarantees.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity, assumed FIA and other universal life-type contracts, investment contracts, assumed FIAs and the non-life contingent portion of variable annuity GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses and assumed reinsurance. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs and assumed FIAs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2021 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$258	$—	$258	$—
Collateralized loan obligations ("CLOs")	944	—	785	159
Commercial mortgage-backed securities ("CMBS")	2,335	—	2,059	276
Corporate	13,357	39	12,653	665
Foreign government/government agencies	362	—	362	—
Municipal	1,456	—	1,455	1
Residential mortgage-backed securities ("RMBS")	811	—	737	74
U.S. Treasuries	1,448	127	1,321	—
Total fixed maturities	20,971	166	19,630	1,175
Equity securities, at fair value	203	11	171	21
Derivative assets
Credit derivatives	2	—	2	—
Foreign exchange derivatives	7	—	7	—
Interest rate derivatives	18	—	15	3
Macro hedge program	16	—	(11)	27
Total derivative assets [1]	43	—	13	30
Short-term investments	1,254	744	435	75
Reinsurance recoverable for GMWB	(8)	—	—	(8)
Separate account assets [2]	110,021	69,089	40,449	79
Total assets accounted for at fair value on a recurring basis	$132,484	$70,010	$60,698	$1,372
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$—	$—	$(655)
GMWB embedded derivative	80	—	—	80
Total other policyholder funds and benefits payable	(575)	—	—	(575)
Derivative liabilities
Foreign exchange derivatives	2	—	2	—
Interest rate derivatives	(25)	—	(22)	(3)
Macro hedge program	(229)	—	(14)	(215)
Total derivative liabilities [3]	(252)	—	(34)	(218)
Modified coinsurance reinsurance contracts	15	—	15	—
Total liabilities accounted for at fair value on a recurring basis	$(812)	$—	$(19)	$(793)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020 (Predecessor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$444	$—	$444	$—
CLOs	1,428	—	1,169	259
CMBS	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
RMBS	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878

Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)
[1]    Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]    Approximately $1.6 billion and $877 of investment sales receivables, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $404 and $441 of investments, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]    Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Short-term Investments and Freestanding Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporates
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities and private bank loans:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2021 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$159	Discounted cash flows	Spread	234bps	258bps	257bps	Decrease
CMBS [3]	276	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	203bps	637bps	303bps	Decrease
Corporate [4]	623	Discounted cash flows	Spread	125bps	1,227bps	278bps	Decrease
RMBS [3]	65	Discounted cash flows	Spread [6]	39bps	229bps	90bps	Decrease
			Constant prepayment rate [6]	4%	16%	8%	Decrease [5]
			Constant default rate [6]	1%	4%	3%	Decrease
			Loss severity [6]	—%	100%	64%	Decrease
As of December 31, 2020 (Predecessor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]    Excludes securities for which the Company bases fair value on broker quotations.
[4]    Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[5]    Decrease for above market rate coupons and increase for below market rate coupons.
[6]    Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2021 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$3	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
Interest rate swaptions	(3)	Option model	Interest rate volatility	1%	1%	1%	Increase
Macro hedge program [3] [4]
Equity options	(195)	Option model	Equity volatility	17%	63%	28%	Increase
Interest rate swaption	7	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2020 (Predecessor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3] [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]    Excludes derivatives for which the Company bases fair value on broker quotations.
[4]    Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to the section GMWB Derivatives, net in Note 4 - Derivatives of Notes to Consolidated Financial Statements.
GMWB and FIA Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.
FIA Embedded Derivative	The Company assumed through reinsurance FIA contracts that provide the policyholder with benefits that depend on the performance of market indices. Benefits in excess of contract guarantees represent an embedded derivative carried at fair value and reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Freestanding Customized Derivatives	The Company previously held freestanding customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of GMWB riders written on a direct basis. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives were reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements with unaffiliated reinsurers in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
Valuation Techniques
Fair values for FIA and GMWB embedded derivatives, freestanding customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, FIA embedded derivative, the freestanding customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB and FIA Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions
• Credit standing adjustment assumptions
• Option budgets

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded, Customized and Reinsurance Derivatives
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	48%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	11%	25%	21%	Increase
Credit standing adjustment [7]	0.03%	0.15%	0.09%	Decrease
As of December 31, 2020 (Predecessor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	55%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
Significant Unobservable Inputs for Level 3 FIA Embedded Derivative
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	16%	2%	Decrease
Lapse rates [4]	1%	34%	6%	Decrease
Option budgets [9]	1%	4%	2%	Increase
Credit standing adjustment [7]	0.01%	0.08%	0.05%	Decrease
[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]    Range represents assumed percentages of policyholders taking withdrawals.
[3]    Range represents assumed annual percentage of allowable amount withdrawn.
[4]    Range represents assumed annual percentages of policyholders electing a full surrender.
[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]    Range represents Company credit spreads, adjusted for market recoverability.
[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.
[9]    Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 40% and 43% were subject to significant liquidation restrictions as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of July 1, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2021
Assets
Fixed maturities, AFS
ABS	$8	$—	$—	$—	$—	$—	$—	$(8)	$—
CLOs	248	—	—	34	(64)	—	—	(59)	159
CMBS	143	—	(2)	136	(1)	—	—	—	276
Corporate	460	3	(2)	245	(30)	(11)	—	—	665
Municipal	—	—	—	—	—	—	1	—	1
RMBS	108	—	—	29	(29)	(19)	—	(15)	74
Total fixed maturities, AFS	967	3	(4)	444	(124)	(30)	1	(82)	1,175
Equity securities, at fair value	33	20	—	—	(32)	—	—	—	21
Freestanding derivatives
Interest rate	2	2	—	(4)	—	—	—	—	—
Total freestanding derivatives [5]	2	2	—	(4)	—	—	—	—	—
Reinsurance recoverable for GMWB	(6)	(8)	—	—	6	—	—	—	(8)
Separate accounts	15	—	—	71	—	(5)	4	(6)	79
Short-term investments	14	—	—	88	(27)	—	—	—	75
Total assets	$1,025	$17	$(4)	$599	$(177)	$(35)	$5	$(88)	$1,342
Liabilities
Freestanding derivatives
Macro hedge program	$(237)	$153	$—	$(1)	$(103)	$—	$—	$—	$(188)
Total freestanding derivatives [5]	(237)	153	—	(1)	(103)	—	—	—	(188)
Other policyholder funds and benefits payable
FIA embedded derivative	—	—	—	(655)	—	—	—	—	(655)
Guaranteed withdrawal benefits	77	29	—	—	(26)	—	—	—	80
Total other policyholder funds and benefits payable	77	29	—	(655)	(26)	—	—	—	(575)
Total liabilities	$(160)	$182	$—	$(656)	$(129)	$—	$—	$—	$(763)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the six months ended June 30, 2021 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of June 30, 2021
Assets
Fixed maturities, AFS
ABS	$—	$—	$—	$10	$—	$—	$—	$(2)	$8
CLOs	259	—	—	50	(36)	—	—	(25)	248
CMBS	54	—	2	90	—	—	2	(5)	143
Corporate	328	—	(6)	132	(23)	(9)	53	(15)	460
RMBS	154	—	1	5	(34)	(15)	—	(3)	108
Total fixed maturities, AFS	795	—	(3)	287	(93)	(24)	55	(50)	967
Equity securities, at fair value	32	—	—	1	—	—	—	—	33
Freestanding derivatives
Interest rate	2	—	—	—	—	—	—	—	2
Total freestanding derivatives [5]	2	—	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	7	(19)	—	—	6	—	—	—	(6)
Separate accounts	20	—	—	2	—	(4)	2	(5)	15
Short-term investments	22	—	—	2	(10)	—	—	—	14
Total assets	$878	$(19)	$(3)	$292	$(97)	$(28)	$57	$(55)	$1,025
Liabilities
Freestanding derivatives
Macro hedge program	$(441)	$385	$—	$12	$(193)	$—	$—	$—	$(237)
Total freestanding derivatives [5]	(441)	385	—	12	(193)	—	—	—	(237)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	21	82	—	—	(26)	—	—	—	77
Total other policyholder funds and benefits payable	21	82	—	—	(26)	—	—	—	77
Total liabilities	$(420)	$467	$—	$12	$(219)	$—	$—	$—	$(160)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GWMB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
Liabilities
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)
[1]    The Company classifies realized and unrealized gains (losses) on FIA and GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]    Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]    All amounts are before income taxes and amortization.
[4]    Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.
[5]    Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.
[6]    Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Freestanding derivatives
Interest rate	$2	$(40)	$6
GMWB hedging instruments [3]			(16)
Total freestanding derivatives	2	(40)	(10)
Reinsurance recoverable for GMWB	(8)	(19)	(21)
Total assets	(6)	(59)	(31)
Liabilities
Freestanding derivatives
Macro hedge program [3]	(63)	(121)	(212)
Total freestanding derivatives	(63)	(121)	(212)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	29	82	67
Total other policyholder funds and benefits payable	29	82	67
Total liabilities	$(34)	$(39)	$(145)
[1]    All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]    Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
[3]    The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) Included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Fixed maturities, AFS
CLOs	$—	$—	$1
CMBS	(2)	3	(3)
Corporate	(2)	(4)	7
RMBS	—	1	(1)
Total fixed maturities, AFS	(4)	—	4
Total assets	$(4)	$—	$4
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on fixed maturities, AFS on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Successor Company		Predecessor Company
		Carrying Amount [1]	Fair Value	Carrying Amount [1]	Fair Value
		December 31, 2021		December 31, 2020
Assets
Policy loans	Level 3	$1,484	$1,484	$1,452	$1,452
Mortgage loans [1]	Level 3	$2,131	$2,138	$2,092	$2,248
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,137	$4,792	$5,282	$5,261
Funds withheld liability	Level 3	$6,379	$6,379
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the carrying amount of mortgage loans was net of ACL of $12 and $17, respectively.
[2]    Excludes group accident and health and universal life insurance contracts, including Corporate Owned Life Insurance ("COLI").

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Fixed maturities [1]	$174	$243	$518	$586
Equity securities	10	2	7	6
Mortgage loans	32	45	92	92
Policy loans	36	40	82	84
Limited partnerships and other alternative investments	259	216	130	161
Other [2]	1	1	13	19
Investment expense	(14)	(13)	(26)	(24)
Total net investment income	$498	$534	$816	$924
[1]    Includes net investment income on short-term investments.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business.

Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Gross gains on sales	$14	$55	$166	$67
Gross losses on sales	(20)	(8)	(32)	(18)
Net realized gains (losses) on sales of equity securities	19	—	—	—
Change in net unrealized gains (losses) on equity securities [1]	(2)	—	1	2
Net credit losses on fixed maturities, AFS [2]	—	—	(1)
Change in ACL on mortgage loans [3]	—	6	(8)
Intent-to-sell impairments	—	—	(6)	—
Net other-than-temporary impairments ("OTTI") losses recognized in earnings				(4)
Results of variable annuity hedge program:
GMWB derivatives, net			82	53
Macro hedge program	(67)	(243)	(414)	(418)
Total results of variable annuity hedge program	(67)	(243)	(332)	(365)
Transactional foreign currency revaluation	—	—	3	(4)
Non-qualifying foreign currency derivatives	5	(2)	(7)	(4)
Modified coinsurance reinsurance derivative contracts	15	22	(50)	(55)
Other, net [4]	16	(72)	192	106
Net realized capital losses	$(20)	$(242)	$(74)	$(275)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2021, were $(3) for the period of July 1, 2021 to December 31, 2021 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of June 30, 2021, were $1 for the six months ended June 30, 2021 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020, were $4 for the year ended December 31, 2020 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 were $(2) for year ended December 31, 2019 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
[2]    Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[3]    Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[4] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $37 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $(54) for the six months ended June 30, 2021 (Predecessor Company), and $149 and $54 for the years ended December 31, 2020 and 2019, respectively (Predecessor Company).

Sales of AFS Securities
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Fixed maturities, AFS
Sale proceeds	$2,372	$1,007	$1,789	$2,541
Gross gains	14	55	165	67
Gross losses	(16)	(8)	(31)	(16)
Sales of fixed maturities, AFS in 2021 were primarily a result of tactical changes to the portfolio driven by changing market conditions, in addition to duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $178 and $114, respectively, and accrued interest receivable related to mortgage loans of $6 and $7, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the carrying value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity is determined to be uncollectible.
Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset's remaining life.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTVs"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Six Months Ended June 30, 2021 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$1	$1
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$1	$1

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance, end of period	$1	$1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Cumulative Credit Impairments on Fixed Maturities, AFS (Predecessor Company)
For the Year Ended December 31, 2019
(Before tax)
Balance as of beginning of period	$(6)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6
Fixed maturities due to an increase in expected cash flows	—
Balance as of end of period	$(4)
[1]    These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.
Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company					Predecessor Company
	December 31, 2021					December 31, 2020
	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
ABS	$260	$—	$—	$(2)	$258	$436	$—	$8	$—	$444
CLOs	945	—	—	(1)	944	1,425	—	7	(4)	1,428
CMBS	2,345	—	4	(14)	2,335	1,152	—	77	(11)	1,215
Corporate	13,380	—	50	(73)	13,357	7,240	(1)	1,296	(12)	8,552
Foreign government/government agencies	365	—	1	(4)	362	236	—	32	—	266
Municipal bonds	1,452	—	10	(6)	1,456	761	—	115	(1)	875
RMBS	818	—	—	(7)	811	745	—	26	(2)	769
U.S. Treasuries	1,421	—	28	(1)	1,448	1,142	—	192	(8)	1,326
Total fixed maturities, AFS	$20,986	$—	$93	$(108)	$20,971	$13,137	$(1)	$1,753	$(38)	$14,875
[1]    The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

Fixed Maturities, AFS by Contractual Maturity Year
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$341	$341	$238	$241
Over one year through five years	2,904	2,890	1,376	1,462
Over five years through ten years	5,248	5,241	1,808	2,052
Over ten years	8,125	8,151	5,957	7,264
Subtotal	16,618	16,623	9,379	11,019
Mortgage-backed and asset-backed securities	4,368	4,348	3,758	3,856
Total fixed maturities, AFS	$20,986	$20,971	$13,137	$14,875

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). As of December 31, 2021 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the Harbourvest Structured Solutions IV, the IBM Corporation, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2020 (Predecessor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, the Walt Disney Company, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2021 (Successor Company), were financial services, U.S. Treasuries, and utilities which comprised approximately 9%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2020 (Predecessor Company) were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets.
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2021
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$252	$(2)	$—	$—	$252	$(2)
CLOs	751	(1)	—	—	751	(1)
CMBS	961	(14)	—	—	961	(14)
Corporate	5,788	(73)	—	—	5,788	(73)
Foreign government/government agencies	173	(4)	—	—	173	(4)
Municipal	337	(6)	—	—	337	(6)
RMBS	537	(7)	—	—	537	(7)
U.S. Treasuries	217	(1)	—	—	217	(1)
Total fixed maturities, AFS in an unrealized loss position	$9,016	$(108)	$—	$—	$9,016	$(108)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Predecessor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign government/government agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)
As of December 31, 2021 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 1,680 instruments, primarily in the corporate sectors, most notably utilities, financial services, technology and communications, and energy, as well as CMBS which were depressed largely due to higher interest rates and/or wider credit spreads since the purchase date. As of December 31, 2021 (Successor Company), 100% of these fixed maturities were depressed less than 20%of cost or amortized cost. The gross unrealized losses increased $70 compared to December 31, 2020 (Predecessor Company) primarily attributable to higher interest rates, partially offset by tighter credit spreads. The increase was also partially offset by the application of pushdown accounting in connection with the Sixth Street Acquisition. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for more information regarding the sale of the Company.

There were no fixed maturities depressed for twelve months or more. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains (losses). Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
underlying collateral such as changes in projected property value estimates. As of December 31, 2021 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

ACL on Mortgage Loans
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Beginning balance	$—	$17	$—	$5
Cumulative effect of accounting changes [1]			9
Cumulative effect of pushdown accounting	12
Adjusted beginning balance ACL [2]	12	17	9	5
Current period provision (release)	—	(6)	8	(5)
Ending balance	$12	$11	$17	$—
[1] Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further                 information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[2] Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.
The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods. We continue to monitor the impact on our mortgage loan portfolio from borrower behavior in response to the economic stress caused by the pandemic. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. During 2020 (Predecessor Company), the Company increased the estimate of the ACL in response to significant economic stress experienced as a result of the COVID-19 pandemic.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 51% as of December 31, 2021 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 61%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2021 (Successor Company)
	2021		2020		2019		2018		2017		2016 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	7	2.37x	18	2.62x	25	1.55x	43	1.00x	41	1.94x	37	1.23x	171	1.60x
Less than 65%	378	2.68x	160	2.43x	234	2.89x	270	2.00x	235	2.27x	695	2.54x	1,972	2.50x
Total mortgage loans	$385	2.68x	$178	2.45x	$259	2.76x	$313	1.86x	$276	2.22x	$732	2.47x	$2,143	2.42x
[1]    As of December 31, 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $12.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Predecessor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x
[1] As of December 31, 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans by Region
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
East North Central	$78	3.6%	$80	3.8%
East South Central	20	0.9%	19	0.9%
Middle Atlantic	152	7.1%	154	7.3%
Mountain	142	6.6%	78	3.7%
New England	87	4.1%	83	3.9%
Pacific	559	26.1%	562	26.7%
South Atlantic	627	29.3%	569	27.0%
West South Central	184	8.6%	213	10.1%
Other [2]	294	13.7%	351	16.6%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
[2]    Primarily represents loans collateralized by multiple properties in various regions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Property Type
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
Commercial
Industrial	$711	33.2%	$602	28.6%
Lodging	—	—%	22	1.0%
Multifamily	590	27.5%	536	25.4%
Office	423	19.7%	481	22.8%
Retail	403	18.8%	418	19.8%
Single Family	16	0.8%	50	2.4%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no mortgage loans considered past due.
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) is limited to the total carrying value of $1.1 billion and $975, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2021(Successor Company) and 2020 (Predecessor Company), the Company had outstanding commitments totaling $419 and $461, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS, and RMBS and are reported in fixed maturities, AFS on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$663	$262
Gross amount of collateral pledged related to repurchase agreements [1]	$679	$267
Gross amount of recognized receivables for reverse repurchase agreements [2]	$44	$28
[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]    Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the fair value of securities on deposit was $26 and $28, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $259 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $216 for the six months ended June 30, 2021 (Predecessor Company), $130 and $161 for the years ended December 31, 2020 and 2019 (Predecessor Company), respectively. Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) is limited to the total carrying value of $1.1 billion. In addition, the Company has outstanding commitments totaling approximately $420, to fund limited partnership and other alternative investments as of December 31, 2021 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2021, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $171.1 billion and $130.7 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $30.8 billion and $24.3 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $2.0 billion, $1.0 billion and $405 for the years ended December 31, 2021 (Successor Company), December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $31.4 billion (Successor Company), $5.9 billion, and $10.2 billion for the years ended December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. As of, and for the year ended, December 31, 2021 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as freestanding derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the notional amount of interest rate swaps in offsetting relationships was $506 and $1.3 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Fixed Payout Annuity Hedge
The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer the majority of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as freestanding derivatives with a notional amount equal to the GRB reinsured.
During 2020 (Predecessor Company), the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the GMWB riders written on a direct basis. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures and equity swaps, options and futures on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.
FIA Embedded Derivative
On December 30, 2021, the Company assumed through reinsurance, certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had approximately $775 and $843, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company
Hedge Designation/Derivative Type	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Cash flow hedges
Interest rate swaps	$100	$—	$—	$—	$—	$—	$—	$—
Foreign currency swaps	—	25	—	(2)	—	—	—	(2)
Total cash flow hedges	100	25	—	(2)	—	—	—	(2)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,074	3,419	(7)	(13)	19	28	(26)	(41)
Foreign exchange contracts
Foreign currency swaps and forwards	161	222	9	—	10	8	(1)	(8)
Credit contracts
Credit derivatives that purchase credit protection	—	40	—	—	—	—	—	—
Credit derivatives that assume credit risk	100	—	2	—	2	—	—	—
Equity contracts
Equity index swaps, options, and futures	—	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,086	7,803	80	21	100	33	(20)	(12)
GMWB reinsurance contracts	1,555	1,688	(8)	7	—	7	(8)	—
Macro hedge program	22,991	24,188	(213)	(453)	145	268	(358)	(721)
Fixed indexed annuities
FIA product derivative [1]	5,485	—	(655)	—	—	—	(655)	—
Other
Modified coinsurance reinsurance contracts	775	843	15	(93)	15	—	—	(93)
Total non-qualifying strategies	41,227	40,203	(777)	(531)	291	344	(1,068)	(875)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
Balance Sheet Location
Fixed maturities, available-for-sale	$56	$49	$—	$—	$—	$—	$—	$—
Other investments	8,163	5,791	43	12	91	13	(48)	(1)
Other liabilities	18,206	24,054	(252)	(480)	85	291	(337)	(771)
Reinsurance recoverables	2,331	2,531	7	(86)	15	7	(8)	(93)
Other policyholder funds and benefits payable	12,571	7,803	(575)	21	100	33	(675)	(12)
Total derivatives	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2021 (Successor Company)
Other investments	$176	$162	$43	$(29)	$5	$9
Other liabilities	(385)	(134)	(252)	1	(251)	—
As of December 31, 2020 (Predecessor Company)
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
[1]    Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]    Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]    Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]    Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Gain (Loss) Recognized in OCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Interest rate swaps	$—	$—	$—	$—
Foreign currency swaps	—	—	(2)	—
Total	$—	$—	$(2)	$—

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain (Loss) Reclassified from AOCI into Income
For the Period of July 1, 2021 to December 31, 2021
	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—
Foreign currency swaps	—	—
Total	$—	$—
Total amounts presented on the Consolidated Statements of Operations	$(20)	$498

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Six Months Ended June 30, 2021		For the Years Ended December 31,
			2020		2019
	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	$—	$—	$—	$—	$—	$—
Foreign currency swaps	(1)	—	—	—	—	—
Total	(1)	—	—	—	—	—
Total amounts presented on the Consolidated Statements of Operations	$(242)	$534	$(74)	$816	$(275)	$924
As of December 31, 2021 (Successor Company), the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months was $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Variable annuity hedge program
GMWB product derivatives	$29	$82	$67	$134
GMWB reinsurance contracts	4	(24)	(27)	(13)
GMWB hedging instruments			42	(68)
Macro hedge program	(100)	(301)	(414)	(418)
Total variable annuity hedge program	(67)	(243)	(332)	(365)
Foreign exchange contracts
Foreign currency swaps and forwards	5	(2)	(4)	—
Fixed payout annuity hedge	—	—	—	(4)
Total foreign exchange contracts	5	(2)	(4)	(4)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	21	(76)	180	103
Credit contracts
Credit derivatives that purchase credit protection	—	—	19	—
Credit derivatives that assume credit risk	1	—	—	7
Equity contracts
Equity index swaps and options	—	—	—	(1)
Other
Modified coinsurance reinsurance contracts	15	22	(50)	(55)
Total other non-qualifying derivatives	37	(54)	149	54
Total [1]	$(25)	$(299)	$(187)	$(315)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2021 (Successor Company) [4]
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$100	$2	5 years	Corporate Credit	BBB+	$—	$—
Total	$100	$2				$—	$—
[1]    The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[4]    As of December 31, 2020 (Predecessor Company), the Company did not hold any credit derivatives that assume credit risk.
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company pledged cash collateral with a fair value of $2 and $48, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $270 and $526, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $4 and $7, respectively, which is recorded in other investments or other assets on the Company's Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $172 and $208, respectively, which are included within fixed maturities on the Company's Consolidated Balance Sheets.
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company accepted cash collateral associated with derivative instruments of $30 and $65, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) with a fair value of $5 and $0, respectively, which the Company has the right to sell or repledge. As of December 31, 2021 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company uses reinsurance as a risk mitigation strategy as well as a growth strategy. The Company assumes reinsurance from unaffiliated insurers in order to take on insurance risks not directly underwritten by the Company. The Company also cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Assumed Reinsurance
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into a reinsurance agreement with Allianz, whereby the Company assumed certain blocks of FIA on a coinsurance basis, including certain policies with living withdrawal benefits. The Company also acquired general account assets to support the assumed reserves. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements and recorded a deferred gain on the transaction of approximately $25. The following table presents the impact on the Consolidated Balance Sheets from the Company's assumed reinsurance:

As of December 31, 2021 (Successor Company)
Assets
Investments	$8,357
Cash	17
Other assets	75
Reinsurance recoverables	244
Total assets	$8,693
Liabilities
Reserve for future policy benefits	$616
Other policyholder funds and benefits payable	7,340
Other liabilities	27
Total liabilities	$7,983
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's assumed reinsurance.
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Reinsurance Recoverables, net
	Successor Company	Predecessor Company
	As of December 31, 2021	As of December 31, 2020
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,850	$18,807
Commonwealth Annuity and Life Insurance Company ("Commonwealth")	8,718	7,579
TR Re	6,130	—
Other reinsurers	1,187	1,076
Gross reinsurance recoverables	35,885	27,462
Less: ACL	37	7
Reinsurance recoverables, net	$35,848	$27,455
As of December 31, 2021 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual"), Prudential Financial, Inc. ("Prudential") and TR Re of approximately $8.7 billion, $6.8 billion, $13.1 billion and $6.1 billion, respectively. As of December 31, 2020 (Predecessor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $7.6 billion, $7.0 billion and $11.8 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust. The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into an affiliated reinsurance agreement with TR Re, primarily on a modified coinsurance basis. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement and recorded a deferred gain of approximately $805. The following table presents the impact on the Consolidated Balance Sheets from the Company's affiliated reinsurance arrangement:

As of December 31, 2021 (Successor Company)
Assets
Reinsurance recoverables	$6,130
Total assets	6,130
Liabilities
Funds withheld liability	5,128
Other liabilities	818
Total liabilities	$5,946
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangements.
From December 31, 2021 (Successor Company) to December 31, 2020 (Predecessor Company), the ACL increased by $30 to $37. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Insurance Revenues
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Gross earned premium, fee income and other	$1,173	$1,210	$2,221	$2,375
Reinsurance assumed	69	64	125	115
Reinsurance ceded	(801)	(812)	(1,570)	(1,627)
Net earned premium, fee income and other	$441	$462	$776	$863
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $958 for the sixth months ended June 30, 2021 (Predecessor Company), and $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019, respectively (Predecessor Company). In addition, the Company has reinsured a majority of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Value of Business Acquired

Changes in the VOBA Balance
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Balance, beginning of period [1]	$565	$586	$696	$716
Amortization - VOBA	(17)	29	14	25
Amortization - unlock benefit (charge), pre-tax	(73)	14	(64)	—
Adjustments to unrealized gains on fixed maturities, AFS and other	4	26	(60)	(45)
Balance, end of period	$479	$655	$586	$696
[1]    The beginning balance as of July 1, 2021 differs from the ending balance as of June 30, 2021 due to the application of pushdown accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2022	$28
2023	$28
2024	$29
2025	$30
2026	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Goodwill and Other Intangible Assets

Goodwill
As of December 31, 2021 (Successor Company)
Carrying Value
Balance, beginning of period	$—
Acquisitions [1]	97
Accumulated impairments	—
Balance, end of period	$97
[1]    Related to the pushdown of purchase accounting related to the Sixth Street Acquisition on July 1, 2021. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
The goodwill from the Sixth Street Acquisition is attributable to the Company's expectation to leverage Sixth Street's capital management strategy for its life insurance business.

Other Intangible Assets
	Amortizing Intangible Assets [1]	Indefinite Lived Intangible Assets [2]	Total Other Intangible Assets
Predecessor Company
Gross carrying value, as of December 31, 2020	$29	$26	$55
Accumulated amortization through June 30, 2021	18	—	18
Net carrying value, as of June 30, 2021	$11	$26	$37
Weighted average expected life in years	5		5
Successor Company
Gross carrying value, as of July 1, 2021	$29	$26	$55
Additions [3]	30	—	30
Accumulated amortization through December 31, 2021	21	—	21
Net carrying value, as of December 31, 2021	$38	$26	$64
Weighted average expected life in years	7		7
[1]    Consists of internally developed software.
[2]    Consists of state insurance licenses.
[3]    Related to the election of pushdown accounting due to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
There have been no renewals or extensions since December 31, 2020 (Predecessor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2022	$6
2023	$6
2024	$6
2025	$6
2026	$6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of July 1, 2021	$346	$—	$4,394	$16,382	$21,122
Incurred [4]	38	604	240	253	1,135
Paid	(44)	—	(29)	(486)	(559)
Liability balance as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Reinsurance recoverable asset as of July 1, 2021	$184	$—	$4,394	$5,422	$10,000
Incurred [4]	152	—	240	4,845	5,237
Paid	(37)	—	(29)	(132)	(198)
Reinsurance recoverable asset as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Incurred [4]	54	217	179	450
Paid	(50)	(18)	(319)	(387)
Liability balance as of June 30, 2021	$464	$4,394	$13,830	$18,688
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
Incurred [4]	35	217	78	330
Paid	(41)	(18)	(137)	(196)
Reinsurance recoverable asset as of June 30, 2021	$248	$4,394	$4,631	$9,273

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Incurred [4]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803
Incurred [4]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    These liability balances include additional liabilities for expected annuitizations on two-tiered FIA's and all GLWB's, as part of the Allianz reinsurance agreement entered into on December 30, 2021.
[3]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[4]    Includes the portion of assessments established as additions to reserves, changes in estimates affecting the reserves and the amounts recoverable under modified coinsurance reinsurance agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2021 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,968	$1,351	$105	74
With 5% rollup [2]	952	62	9	75
With earnings protection benefit rider (“EPB”) [3]	3,284	620	42	75
With 5% rollup & EPB	452	99	11	76
Total MAV	17,656	2,132	167
Asset protection benefit (“APB”) [4]	8,395	41	15	73
Lifetime income benefit (“LIB”) – death benefit [5]	354	2	1	75
Reset (5-7 years) [6]	2,505	6	3	72
Return of premium (“ROP”) /other [7]	5,422	42	12	75
Variable annuity without GMDB [8]	2,985	—	—	73
Subtotal variable annuity [11]	$37,317	$2,223	$198	74
Less: general account value	2,715
Subtotal separate account liabilities with GMDB	34,602
Separate account liabilities - other	76,990
Total separate account liabilities	$111,592
[1]    MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]    Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]    EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]    APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]    LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]    Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]    ROP GMDB is the greater of current AV and net premiums paid.
[8]    Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]    AV includes the contract holder’s investment in the separate account and the general account.
[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $4.8 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company	Predecessor Company
Asset Type	December 31, 2021	December 31, 2020
Equity securities (including mutual funds)	$33,240	$32,011
Cash and cash equivalents [1]	1,362	1,765
Total [2]	$34,602	$33,776
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $3.0 billion and $2.6 billion of account value as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), approximately 17% and 18%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% and 82%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to approximately $731 in qualifying assets to secure FHLBB advances for 2022. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2021, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
Income Tax Expense (Benefit)			2020	2019
Current - U.S. Federal	$(86)	$—	$10	$(8)
Deferred - U.S. Federal	137	30	56	52
Total income tax expense	$51	$30	$66	$44
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$110	$79
VOBA and reserves	716	567
Net operating loss carryover	25	102
Employee benefits	7	7
Foreign tax credit carryover	16	18
Net unrealized loss on investments	4	—
Deferred reinsurance gain	187	198
Other	—	12
Total deferred tax assets	1,065	983
Deferred Tax Liabilities
Investment related items	(449)	(145)
Net unrealized gains on investments	—	(360)
Other	(13)	—
Total deferred tax liabilities	(462)	(505)
Net deferred tax asset	$603	$478
The statute of limitations is closed through the 2017 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ended December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no reserves for uncertain tax positions. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the period July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company). The Company had no interest payable as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)

planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $117 and $484, respectively. The totals include U.S. losses that were generated prior to 2017 of $0 and $121, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $117 and $363, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. The loss carryforwards are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $16 and $18 respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

Income Tax Rate Reconciliation
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Tax provision at U.S. Federal statutory rate	$70	$45	$98	$86
Dividends received deduction ("DRD")	(16)	(14)	(28)	(34)
Foreign related investments	(2)	(1)	(4)	(7)
Other	(1)	—	—	(1)
Provision for income taxes	$51	$30	$66	$44
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid for operating leases were $1 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $1 for six months ended June 30, 2021 (Predecessor Company) and $2 and $2 for the years ended December 31, 2020 and 2019 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2022	$1
2023	1
2024	—
2025	—
2026	—
Thereafter	—
Total minimum lease payments	$2
Unfunded Commitments
As of December 31, 2021 (Successor Company), the Company had outstanding commitments totaling $705, of which $420 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $45 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $240 are related to mortgage loans. Of the $705 in total outstanding commitments, $155 are related to mortgage loan commitments, which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the liability balance was $4 and $7, respectively. As of December 31, 2021 (Successor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

and 2020 (Predecessor Company) amounts related to premium tax offsets of $1 and $2, respectively, were included in other assets on the Consolidated Balance Sheets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2021 (Successor Company) was $252. Of this $252, the legal entities have posted collateral of $271 in the normal course of business. In addition, the Company did not post any collateral associated with a customized GMWB derivative. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Parent Company Transactions
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("the reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021 the expense reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
On October 1, 2021, TLI, acquired Lombard International Administration Services Company, LLC ("LIAS") and LIAS Administration Fee Issuer, LLC ("LAFI") for the purpose of providing insurance administration services and support for banks, corporations, and insurance companies. LIAS currently services approximately $42 billion of the Company's separate account assets under administration within the COLI and BOLI markets. Subsequent to the acquisition, the Company paid approximately $14 of fees to LIAS and received approximately $1 in expense reimbursements from LIAS.
For information related to affiliated reinsurance arrangements with the Company's parent company TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results
The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Combined statutory net income (loss)	$(426)	$(2)	$245	$488

Statutory Capital
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Statutory capital [1]	$2,153	$3,142
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $29 and $51 as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where GAAP allows for the deferral of these amounts. In addition, as noted in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company paid a $500 dividend associated with the Sixth Street transaction. Both items affected statutory capital.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.
Dividends
As a condition to the Sixth Street Acquisition, the CTDOI requires any dividends from the Company, for a two-year period following the acquisition, be approved by the state insurance commissioner. Subsequent to this approval condition, dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
On June 28, 2021 (Predecessor Company), TL paid a $500 dividend to its then parent, TLI.
Absent the restrictions noted above, the Company would be permitted to pay up to a maximum of $215 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $395 in dividends as determined by the above mentioned insurance regulations.
On September 18, 2020 (Predecessor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent TLI.
On September 16, 2019 (Predecessor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—	$—
OCI before reclassifications	(12)	—	—	—	(12)
Amounts reclassified from AOCI	2	—	—	—	2
OCI, net of tax	(10)	—	—	—	(10)
Ending balance	$(10)	$—	$—	$—	$(10)

Changes in AOCI, Net of Tax for the Six Months Ended June 30, 2021 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,282	$—	$(1)	$—	$1,281
OCI before reclassifications	(238)	—	—	—	(238)
Amounts reclassified from AOCI	(37)	—	1	—	(36)
OCI, net of tax	(275)	—	1	—	(274)
Ending balance	$1,007	$—	$—	$—	$1,007

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Reclassification from AOCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,		Affected Line Item on the Consolidated Statements of Operations
			2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$(2)	$47	$127	$47	Net realized capital losses
	(2)	47	127	47	Income before income taxes
	—	10	27	10	Income tax expense
	$(2)	$37	$100	$37	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$—	$—	$(1)		Net realized capital losses
	—	—	(1)		Income before income taxes
	—	—	—		Income tax expense
	$—	$—	$(1)		Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital losses
Interest rate swaps	—	—	—	—	Net investment income
Foreign currency swaps	—	(1)	—	—	Net realized capital losses
	—	(1)	—	—	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$(1)	$—	$—	Net income
Total amounts reclassified from AOCI	$(2)	$36	$99	$37	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Administration and distribution services fees	$45	$44	$80	$84
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Subsequent Event
The Company has evaluated subsequent events through April 1, 2022, the date the consolidated financial statements were issued. There have been no events occurring subsequent to December 31, 2021, which have a material effect on the consolidated financial condition of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company

Opinion on the Financial Statement Schedules

We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company), and have issued our report thereon dated April 1, 2022 (which report expresses an unqualified opinion and includes an emphasis of matter paragraph concerning the Company’s election to pushdown purchase accounting in 2021). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN AFFILIATES
($ in millions)

	Successor Company
	As of December 31, 2021
Type of Investment	Cost	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,643	$1,669	$1,887
States, municipalities and political subdivisions	1,452	1,456	1,456
Foreign governments	365	362	362
Public utilities	1,718	1,707	1,707
All other corporate bonds	11,662	11,650	11,650
All other mortgage-backed and asset-backed securities	4,146	4,127	3,909
Total fixed maturities, available-for-sale	20,986	20,971	20,971
Fixed maturities, at fair value using fair value option	—	—	—
Total fixed maturities	20,986	20,971	20,971
Equity Securities
Common stocks
Industrial, miscellaneous and all other	25	25	25
Non-redeemable preferred stocks	178	178	178
Total equity securities, at fair value	203	203	203
Mortgage loans [1]	2,143	2,138	2,131
Policy loans	1,484	1,484	1,484
Futures, options and miscellaneous	195	15	15
Real estate acquired in satisfaction of debt	11	11	11
Short-term investments	1,254	1,254	1,254
Investments in partnerships and trusts	1,147		1,147
Total investments	$27,423		$27,216
[1] Cost of mortgage loans excludes the allowance for credit losses ("ACL") of $12. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ In millions)

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,170	$798	$69	$441	16%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,173	$801	$69	$441	16%
For the Six Months Ended June 30, 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%
For the Year Ended December 31, 2020 (Predecessor Company)
Life insurance in-force	$239,801	$174,372	$173	$65,602	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,550	$125	$776	16%
Accident health insurance	20	20	—	—	—%
Total insurance revenues	$2,221	$1,570	$125	$776	16%
For the Year Ended December 31, 2019 (Predecessor Company)
Life insurance in-force	$249,728	$181,779	$378	$68,327	1%
Insurance Revenues
Life insurance and annuities	$2,350	$1,602	$115	$863	13%
Accident health insurance	25	25	—	—	—%
Total insurance revenues	$2,375	$1,627	$115	$863	13%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
(In millions)

Successor Company
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$—	$—	$—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	3	—	37
Predecessor Company
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	1	—	—	1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7
2020	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	1	—	1
ACL on mortgage loans	9	8	—	17
ACL on reinsurance recoverables	5	2	—	7
2019	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Valuation allowance on mortgage loans	$5	$—	$(5)	$—